140760.01015/150764687v.7
EXECUTION VERSION
EIGHTH AMENDMENT TO CREDIT AGREEMENT
Exhibit 10.1
This Eighth Amendment to Credit Agreement (this “Amendment”) is made and entered into effective as of November 8, 2024, by and among MSC INCOME FUND, INC. (F/K/A HMS INCOME
FUND, INC.), a Maryland corporation (“Borrower”), EverBank, N.A., as successor in interest to certain assets of TIAA, FSB, as Administrative Agent (“Administrative Agent”), the Lenders party hereto, MSC EQUITY HOLDING, LLC (F/K/A HMS EQUITY HOLDING, LLC), a Delaware limited liability company (“Holding”), AFG CAPITAL EQUITY HOLDINGS, LLC, a Delaware limited liability company (“AFG”), STAVIG EQUITY HOLDINGS, LLC, a Delaware limited liability company (“Stavig”), MYSTIC LOGISTICS INVESTMENTS, LLC, a Delaware limited liability company (“Mystic”), MSC EQUITY HOLDING II, INC. (F/K/A HMS EQUITY HOLDING II, INC.),
a Delaware corporation (“Holding II”), MSC CALIFORNIA HOLDINGS GP LLC (F/K/A HMS
CALIFORNIA HOLDINGS GP LLC), a Delaware limited liability company (“California Holding GP”),
MSC CALIFORNIA HOLDINGS LP (F/K/A HMS CALIFORNIA HOLDINGS LP), a Delaware limited partnership (“California Holding LP”), and HMS FUNDING I LLC, a Delaware limited liability company (“HMS Funding”; and together with Holding, AFG, Stavig, Mystic, Holding II, California
Holding GP, and California Holding LP, collectively, “Guarantors” and each, a “Guarantor”).
RECITALS
WHEREAS, Borrower, Capital One, National Association, as original  Administrative Agent
(the “Original Agent”) and the Lenders party thereto entered into that certain Senior Secured
Revolving Credit Agreement dated as of March 11, 2014 (as supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014 (the “Joinder Agreement”), executed by
Holding for the benefit of Administrative Agent on behalf of the Lenders, as amended by that certain
First Amendment to Loan Documents dated as of May 30, 2014 (the “2014 First Amendment”), that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third
Amendment to Credit Agreement dated as of May 13, 2015, and that certain Fourth Amendment to Credit
Agreement dated as of May 29, 2015, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of March 6, 2017 (the “First Assignment and Assumption
Agreement”), and as amended and restated by that certain Amended and Restated Senior Secured
Revolving Credit Agreement  dated as of March 6, 2017, by and among Borrower, the Guarantors party thereto, Administrative Agent and the Lenders party thereto, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment,
Assumption, Joinder and Amendment Agreement dated as of December 21, 2018 (the “Second
Assignment and Assumption Agreement”), as amended by that certain Second Amendment to Credit
Agreement dated as of March 5, 2020, as amended by that certain Consent and Third Amendment to
Credit Agreement dated as of September 25, 2020, as amended by that certain Fourth Amendment to
Credit Agreement dated as of January 27, 2021, as amended by that certain Fifth Amendment to Credit
Agreement dated as of July 27, 2021, as amended by that certain Sixth Amendment to Credit Agreement dated as of September 22, 2021, as amended by that certain Seventh Amendment to Credit Agreement dated as of April 27, 2023, and as further amended, modified, restated, supplemented, renewed or extended from time to time prior to the date hereof, the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Lenders and the Administrative Agent amend certain provisions to the Credit Agreement, and said parties are willing to do so subject to the terms and conditions set forth herein, provided that Borrower and Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and each other Loan Document to which each is a party;
140760.01015/150764687v.7
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, Borrower, each Guarantor, the Lenders party hereto and the Administrative Agent agree as follows:
1.Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement, as amended hereby.
2.Amendments to the Credit Agreement. As of the date of this Amendment, the Credit
Agreement (including the schedules and exhibits thereto) is hereby amended to delete the stricken text
(indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Credit Agreement attached as Appendix A hereto.
3.Conditions to Effectiveness.  This Amendment shall be effective upon satisfaction of each of the following conditions:
(a)the Administrative Agent (or its counsel) shall have received from each of the
Administrative Agent, the Borrower, the Guarantors, and the Lenders party hereto (which constitute all Lenders), either (a) a counterpart of this Amendment signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;
(b)the Administrative Agent shall have received all documents which the
Administrative Agent or any Lender may reasonably request relating to the existence of each
Loan Party, the authority for and the validity of this Amendment and any other Loan Documents entered into in connection herewith, and any other matters relevant hereto or thereto, all in form and substance satisfactory to Administrative Agent, including without limitation a certificate of incumbency of each Loan Party, signed by the Secretary, an Assistant Secretary, a member, manager, partner, trustee or other authorized representative of the respective Loan Party, certifying as to the names, true signatures and incumbency of the officer or officers of the respective Loan Party, authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) such Loan Party’s Organizational Documents; (ii) such Loan
Party’s Operating Documents; (iii) a certificate of the Secretary of State of such Loan Party’s state of organization as to the good standing or existence of such Loan Party, and (iv) the
Organizational Action, if any, taken by the board of directors of such Loan Party or the members, managers, trustees, partners or other applicable Persons authorizing such Loan Party’s execution, delivery and performance of this Amendment and any other Loan Documents entered into in connection herewith;
(c)the Administrative Agent shall have received an opinion of counsel to the Loan
Parties, in a form and substance reasonably satisfactory to Administrative Agent and covering such matters relating to the transactions contemplated hereby as Administrative Agent may reasonably request, addressed to Administrative Agent and the Lenders;
(d)the Administrative Agent shall have received a fully-executed and assembled copy of a Pledge Supplement (including all schedules, exhibits and annexes thereto) with respect to the equity interests in AFG, Stavig, Mystic and Classic H&G Holdco LLC, in form and substance reasonably satisfactory to Administrative Agent;
(e)the Administrative Agent shall have received a fully-executed and assembled copy of a Joinder Agreement (including all schedules, exhibits and annexes thereto) with respect
140760.01015/150764687v.7
to the joinder of Mystic as a “Guarantor,” a “Grantor,” and a “Pledgor” to the Credit Agreement
and the other Loan Documents, as applicable;
(f)the Administrative Agent shall have received the results of a search of the UCC filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) in which the Loan Parties are organized, the chief executive office of each such
Person is located, any offices of such persons in which records have been kept relating to
Collateral described in the Collateral Documents and the other jurisdictions in which UCC filings
(or equivalent filings) are to be made pursuant to the preceding paragraph, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Administrative Agent that the Liens other than Permitted
Encumbrances indicated in any such financing statement (or similar document) have been released or subordinated to the satisfaction of Administrative Agent;
(g)the Administrative Agent shall have received all amounts due and owing as of the date hereof, including (i) all reasonable and documented out-of-pocket costs and expenses incurred by Administrative Agent in the preparation and documentation of this Amendment
(inclusive of reasonable and documented attorneys’ fees and out-of-pocket expenses of Blank
Rome LLP) and (ii) payment of all other reasonable and documented out-of-pocket fees and reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by Borrower on the date hereof, in each case, to the extent that invoices have been provided to Borrower at least one (1) Business Day prior to the date hereof; and
(h)the Administrative Agent shall have received all documents and other items that it may reasonably request relating to any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent.
4. Representations, Warranties and Agreements.  Each of the Borrower and each Guarantor represents, warrants and agrees as follows:
(a)it is duly authorized and empowered to execute, deliver and perform this
Amendment; all organizational action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken;
(b)after giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, as amended hereby, and any other Loan Documents to which it is a party executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made;
(c)after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and
(d)when duly executed and delivered, this Amendment and any other Loan
Documents entered into in connection herewith will constitute valid and binding obligations of it, enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally.
5. Notices.  The Administrative Agent and each Lender party hereto acknowledges and agrees that this Amendment constitutes all timely notices required under the Credit Agreement with respect to the amendments to the Credit Agreement contemplated hereby.
140760.01015/150764687v.7
6. Continuing Effect of the Credit Agreement. This Amendment shall not constitute a waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of Borrower or Guarantors that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents except as expressly stated herein.
Except as expressly modified hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect.
7. Ratification. Borrower and each Guarantor hereby confirm and ratify the Credit
Agreement, the Collateral Documents and each of the other Loan Documents to which it is a party, as amended hereby, and acknowledge and agree that the same shall continue in full force and effect, as amended hereby and by any prior amendments thereto. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the
Administrative Agent created by or contained in any of such documents nor is Borrower or any other
Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.
8. Reconfirmation of Grant of Security Interest.  To secure the prompt payment and performance of the Obligations, each Loan Party reconfirms the collateral assignment, pledge and grant to the Administrative Agent, for the benefit of the Secured Parties, pursuant to and subject to the terms and limitations contained in the Collateral Documents of a continuing security interest in and Lien on all of the Collateral (as defined in each such Collateral Document) of such Loan Party.
9. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, electronic or facsimile form and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
10. References.  The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,”
“hereof,” “hereunder” and words of similar import when used in this Amendment shall refer to this
Amendment as a whole and not to any particular article, section or provision of this Amendment.
References in this Amendment to an article or section number are to such articles or sections of this
Amendment unless otherwise specified.
11. Headings Descriptive.  The headings of the several sections and subsections of this
Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
12. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to such state’s conflict of laws rules which would have the effect of applying the laws of any other jurisdiction.
13. Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT
AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE
PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE
ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature Pages Follow]
[Signature Page to Eighth Amendment to Credit Agreement]
140760.01015/150764687v.7
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the day and year first above written.

BORROWER:

MSC INCOME FUND, INC. (F/K/A HMS INCOME FUND, INC.), a Maryland corporation
By: /s/ Cory E. Gilbert
Name: Cory E. Gilbert Title: Chief Financial Officer
[Signature Page to Eighth Amendment to Credit Agreement]
140760.01015/150764687v.7

GUARANTORS:

MSC EQUITY HOLDING, LLC (F/K/A HMS EQUITY HOLDING, LLC), a Delaware limited liability company By:MSC INCOME FUND, INC. (F/K/A HMS INCOME FUND, INC.), a Maryland corporation, its Managing Member
By: /s/ Cory E. Gilbert
Name: Cory E. Gilbert Title: Chief Financial Officer

AFG CAPITAL EQUITY HOLDINGS, LLC, a Delaware limited liability company
By: /s/ Cory E. Gilbert
Name: Cory E. Gilbert Title: Chief Financial Officer

MYSTIC LOGISTICS INVESTMENTS, LLC, a Delaware limited liability company
By: /s/ Cory E. Gilbert
Name: Cory E. Gilbert Title: Chief Financial Officer

STAVIG EQUITY HOLDINGS, LLC, a Delaware limited liability company
By: /s/ Cory E. Gilbert
Name: Cory E. Gilbert Title: Chief Financial Officer

MSC EQUITY HOLDING II, INC. (F/K/A HMS EQUITY HOLDING II, INC.), a Delaware corporation
By: /s/ Cory E. Gilbert
Name: Cory E. Gilbert Title: Chief Financial Officer
[Signature Page to Eighth Amendment to Credit Agreement]
140760.01015/150764687v.7

MSC CALIFORNIA HOLDINGS GP LLC (F/K/A HMS CALIFORNIA HOLDINGS GP LLC), a Delaware limited liability company
By: /s/ Cory E. Gilbert
Name: Cory E. Gilbert Title: Chief Financial Officer

MSC CALIFORNIA HOLDINGS LP (F/K/A HMS CALIFORNIA HOLDINGS LP), a Delaware limited partnership By: MSC CALIFORNIA HOLDINGS GP LLC, its general partner
By: /s/ Cory E. Gilbert
Name: Cory E. Gilbert Title: Chief Financial Officer

HMS FUNDING I LLC, a Delaware limited liability company
By: /s/ Cory E. Gilbert
Name: Cory E. Gilbert Title: Chief Financial Officer
[Signature Page to Eighth Amendment to Credit Agreement]
140760.01015/150764687v.7

ADMINISTRATIVE AGENT AND LENDER:

EVERBANK, N.A.
By: /s/ Frank Martino
Name: Frank Martino Title: Director
[Signature Page to Eighth Amendment to Credit Agreement]
140760.01015/150764687v.7

LENDER:

VERITEX COMMUNITY BANK
By: /s/ Marc-Pierre Ahumada
Name: Marc-Pierre Ahumada Title: Client Manager - Specialty Banking
[Signature Page to Eighth Amendment to Credit Agreement]
140760.01015/150764687v.7

LENDER:

CUSTOMERS BANK
By: /s/ Scott Gates
Name: Scott Gates Title: SVP, Portfolio Manager
[Signature Page to Eighth Amendment to Credit Agreement]
140760.01015/150764687v.7

LENDER:

TRUSTMARK NATIONAL BANK
By: /s/ Jeff Deutsch
Name: Jeff Deutsch Title: Senior Vice President
[Signature Page to Eighth Amendment to Credit Agreement]
140760.01015/150764687v.7

LENDER:

HANCOCK WHITNEY BANK
By: /s/ William Jochetz
Name: William Jochetz Title: Senior Vice President
[Signature Page to Eighth Amendment to Credit Agreement]
140760.01015/150764687v.7

LENDER:

CITY NATIONAL BANK
By: /s/ Andrew Miller
Name: Andrew Miller Title: Vice President
[Appendix A]
140760.01015/150764687v.7
APPENDIX A
AMENDED CREDIT AGREEMENT
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EXECUTION VERSION
AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
dated as of March 11, 2014 and
amended and restated as of March 6, 2017
among
MSC INCOME FUND, INC.,
as Borrower,
MSC EQUITY HOLDING, LLC, AFG CAPITAL EQUITY HOLDINGS, LLC, STAVIG EQUITY
HOLDINGS, LLC, MYSTIC LOGISTICS INVESTMENTS, LLC, MSC EQUITY HOLDING II, INC.,
MSC CALIFORNIA HOLDINGS LP) AND MSC CALIFORNIA HOLDINGS GP LLC,
as Guarantors,
The Lenders Listed Herein,
as Lenders,
~~TIAA~~EverBank, ~~FSB~~N.A.,
as Administrative Agent,
and
~~TIAA~~EverBank, ~~FSB~~N.A.,
as Sole Lead Arranger and Sole Bookrunner
Conformed Credit Agreement - Page i
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TABLE OF CONTENTS
ARTICLE I
DEFINITIONS
SECTION 1.01.Definitions.2
SECTION 1.02.Accounting Terms and Determinations.54
SECTION 1.03.Use of Defined Terms.54
SECTION 1.04.Terms Generally.54
SECTION 1.05.Divisions.~~55~~54
ARTICLE II
THE CREDIT
SECTION 2.01.Commitments to Make Advances.55
SECTION 2.02.Method of Borrowing Advances.56
SECTION 2.03.Continuation and Conversion Elections.57
SECTION 2.04.Notes.~~58~~57
SECTION 2.05.Maturity of Advances.~~58~~57
SECTION 2.06.Interest Rates.58
SECTION 2.07.Fees.~~59~~58
SECTION 2.08.Optional Termination or Reduction of Commitments.59
SECTION 2.09.Termination of Commitments.~~60~~59
SECTION 2.10.Optional Prepayments.~~60~~59
SECTION 2.11.Mandatory Prepayments.~~61~~60
SECTION 2.12.General Provisions as to Payments.~~63~~62
SECTION 2.13.Computation of Interest and Fees.~~67~~66
SECTION 2.14.Increase in Commitments.67
SECTION 2.15.Extension Options.~~70~~69
SECTION 2.16.Lender Consent.~~70~~69
ARTICLE III
CONDITIONS TO BORROWINGS
SECTION 3.01.Conditions to Restatement and First Borrowing.70
SECTION 3.02.Conditions to All Borrowings.~~73~~72
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
SECTION 4.01.Existence and Power.73
SECTION 4.02.Organizational and Governmental Authorization; No Contravention.
~~74~~73
SECTION 4.03.Binding Effect.~~74~~73
SECTION 4.04.Financial Information.~~74~~73
SECTION 4.05.Litigation.74
SECTION 4.06.Compliance with ERISA.~~75~~74
SECTION 4.07.Payment of Taxes.~~75~~74
SECTION 4.08.Subsidiaries.~~75~~74
SECTION 4.09.Investment Company Act, Etc.75
SECTION 4.10.All Consents Required.~~76~~75
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SECTION 4.11.Ownership of Property; Liens.~~76~~75
SECTION 4.12.No Default.~~76~~75
SECTION 4.13.[Reserved].~~76~~75
SECTION 4.14.Environmental Matters.~~76~~75
SECTION 4.15.Compliance with Laws.76
SECTION 4.16.Capital Securities.~~77~~76
SECTION 4.17.Margin Stock.~~77~~76
SECTION 4.18.Insolvency.~~77~~76
SECTION 4.19.Collateral Documents.77
SECTION 4.20.Labor Matters.77
SECTION 4.21.Patents, Trademarks, Etc.~~78~~77
SECTION 4.22.Insurance.~~78~~77
SECTION 4.23.Anti-Terrorism Laws.~~78~~77
SECTION 4.24.Ownership Structure.78
SECTION 4.25.Reports Accurate; Disclosure.~~79~~78
SECTION 4.26.Location of Offices; Names.~~79~~78
SECTION 4.27.Affiliate Transactions.79
SECTION 4.28.Broker’s Fees.79
SECTION 4.29.Survival of Representations and Warranties, Etc.79
SECTION 4.30.Loans and Investments.~~80~~79
SECTION 4.31.No Default or Event of Default.~~80~~79
SECTION 4.32.USA Patriot Act; OFAC.~~80~~79
SECTION 4.33.Material Contracts.80
SECTION 4.34.Collateral-Mortgage Property.~~81~~80
SECTION 4.35.Mortgaged Properties; Flood Insurance.~~81~~80
SECTION 4.36.Common Enterprise.81
SECTION 4.37.Investment Policies.81
SECTION 4.38.Eligibility of Portfolio Investments.~~82~~81
SECTION 4.39.Portfolio Investments.~~82~~81
SECTION 4.40.Selection Procedures.~~82~~81
SECTION 4.41.Coverage Requirement.~~82~~81
SECTION 4.42.Foreign Corrupt Practices.~~82~~81
SECTION 4.43.Structured Subsidiaries.82
SECTION 4.44.Volcker Rule.82
SECTION 4.45.Beneficial Ownership Certificate.~~83~~82
ARTICLE V
COVENANTS
SECTION 5.01.Information.~~83~~82
SECTION 5.02.Inspection of Property, Books and Records.85
SECTION 5.03.Maintenance of RIC Status and Business Development Company.
~~86~~85
SECTION 5.04.Minimum Liquidity.~~86~~85
SECTION 5.05.Capital Expenditures.~~86~~85
SECTION 5.06.Sale/Leasebacks.~~86~~85
SECTION 5.07.Minimum Consolidated Tangible Net Worth.~~86~~85
SECTION 5.08.Acquisitions.86
SECTION 5.09.Interest Coverage Ratio.86
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SECTION 5.10.Asset Coverage Ratio.86
SECTION 5.11.Loans or Advances.~~87~~86
SECTION 5.12.Restricted Payments.~~87~~86
SECTION 5.13.Investments.87
SECTION 5.14.Negative Pledge.~~88~~87
SECTION 5.15.Maintenance of Existence, etc.~~90~~89
SECTION 5.16.Dissolution.~~90~~89
SECTION 5.17.Consolidations, Mergers and Sales of Assets.~~90~~89
SECTION 5.18.Use of Proceeds.~~91~~90
SECTION 5.19.Compliance with Laws; Payment of Taxes.~~91~~90
SECTION 5.20.Insurance.91
SECTION 5.21.Change in Fiscal Year.~~92~~91
SECTION 5.22.Maintenance of Property.~~92~~91
SECTION 5.23.Environmental Notices.~~92~~91
SECTION 5.24.Environmental Matters.~~92~~91
SECTION 5.25.Environmental Release.~~92~~91
SECTION 5.26.[Reserved].92
SECTION 5.27.Transactions with Affiliates.92
SECTION 5.28.Joinder of Subsidiaries.~~93~~92
SECTION 5.29.No Restrictive Agreement.~~94~~93
SECTION 5.30.Partnerships and Joint Ventures.~~95~~94
SECTION 5.31.Additional Debt.~~95~~94
SECTION 5.32.Post-closing Action.~~.96~~  Not later than 90 days after the Sixth
Amendment Effective Date (or such later date as the Administrative
Agent may reasonably agree), HMS Funding I LLC shall deliver a
Custodial Agreement with respect to its account number
104791304165, FFC 172148 with U.S. Bank, N.A.95
SECTION 5.33.Modifications of Organizational Documents.~~96~~95
SECTION 5.34.ERISA Exemptions.~~96~~95
SECTION 5.35.Hedge Transactions.~~96~~95
SECTION 5.36.[Reserved].96
SECTION 5.37.Operating Leases.~~97~~96
SECTION 5.38.Amendment of Certain Debt.~~97~~96
SECTION 5.39.Compliance with Investment Policies.~~97~~96
SECTION 5.40.Delivery of Collateral to Collateral Custodian.~~97~~96
SECTION 5.41.Custody Agreements.~~97~~96
SECTION 5.42.Adviser Information Reports.97
SECTION 5.43.Notice of Adviser Events and Certain Breaches.~~98~~97
SECTION 5.44.Custodial Agreements.~~98~~97
SECTION 5.45.Amendments, Waivers, and Termination of the Advisory Agreement.
~~98~~97
SECTION 5.46.Anti-Hoarding of Assets at Structured Subsidiaries.~~98~~97
SECTION 5.47.Subordinated Main Street Loan Agreement.~~99~~98
SECTION 5.48.Subordinated Main Street Second Upfront Fee.~~99~~98
ARTICLE VI
DEFAULTS
SECTION 6.01.Events of Default.~~99~~98
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SECTION 6.02.Notice of Default.~~103~~102
SECTION 6.03.[Intentionally omitted.]~~103~~102
SECTION 6.04.Allocation of Proceeds.~~103~~102
ARTICLE VII
THE ADMINISTRATIVE AGENT
SECTION 7.01.Appointment and Authority.~~104~~103
SECTION 7.02.Rights as a Lender.~~104~~103
SECTION 7.03.Exculpatory Provisions.~~104~~103
SECTION 7.04.Reliance by Administrative Agent.~~105~~104
SECTION 7.05.Delegation of Duties.~~105~~104
SECTION 7.06.Resignation of Administrative Agent.~~105~~104
SECTION 7.07.Non-Reliance on Administrative Agent and Other Lenders.~~106~~105
SECTION 7.08.Erroneous Payments.~~106~~105
SECTION 7.09.Other Agents.~~108~~107
SECTION 7.10.Hedging Agreements, Cash Management Services and Bank
Products.~~108~~107
ARTICLE VIII
CHANGE IN CIRCUMSTANCES; COMPENSATION
SECTION 8.01.Inability to Determine Rates; Benchmark Replacement Setting.
~~109~~108
SECTION 8.02.Illegality.~~111~~109
SECTION 8.03.Increased Cost and Reduced Return.~~111~~110
SECTION 8.04.ABR Advances Substituted for Affected Euro-Dollar Advances.
~~112~~111
SECTION 8.05.Compensation.~~113~~111
ARTICLE IX
MISCELLANEOUS
SECTION 9.01.Notices Generally.~~113~~112
SECTION 9.02.No Waivers.~~114~~113
SECTION 9.03.Expenses; Indemnity; Damage Waiver.~~115~~114
SECTION 9.04.Setoffs; Sharing of Set-Offs; Application of Payments.~~116~~115
SECTION 9.05.Amendments and Waivers.~~118~~117
SECTION 9.06.Margin Stock Collateral.~~120~~119
SECTION 9.07.Successors and Assigns.~~120~~119
SECTION 9.08.Defaulting Lenders.~~123~~122
SECTION 9.09.Confidentiality.~~125~~123
SECTION 9.10.Representation by Lenders.~~125~~124
SECTION 9.11.Obligations Several.~~126~~124
SECTION 9.12.Survival of Certain Obligations.~~126~~124
SECTION 9.13.Governing Law.~~126~~124
SECTION 9.14.Severability.~~126~~124
SECTION 9.15.Interest.~~126~~124
SECTION 9.16.Interpretation.~~126~~125
SECTION 9.17.Counterparts; Integration; Effectiveness; Electronic Execution.
~~126~~125
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SECTION 9.18.Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury
Trial.~~127~~125
SECTION 9.19.Independence of Covenants.~~128~~126
SECTION 9.20.Concerning Certificates.~~128~~126
SECTION 9.21.Renewal and Restatement.~~128~~126
SECTION 9.22.Acknowledgement and Consent to Bail-In of Affected Financial
Institutions.~~128~~127
SECTION 9.23.Acknowledgement Regarding any Supported QFCs.~~129~~127
SECTION 9.24.USA Patriot Act.~~129~~128
SECTION 9.25.No Advisory or Fiduciary Responsibility.~~130~~128
ARTICLE X
GUARANTY
SECTION 10.01.Unconditional Guaranty.~~130~~129
SECTION 10.02.Obligations Absolute.~~131~~129
SECTION 10.03.Continuing Obligations; Reinstatement.~~132~~131
SECTION 10.04.Additional Security, Etc.~~133~~131
SECTION 10.05.Information Concerning the Borrower.~~133~~131
SECTION 10.06.Guarantors’ Subordination.~~133~~132
SECTION 10.07.Waivers.~~133~~132
SECTION 10.08.Enforcement.~~134~~132
SECTION 10.09.Miscellaneous.~~134~~132
Schedules:

Schedule A	-	Designation Notice
Schedule B		Revolver Commitment
Schedule 1.01	-	Mortgaged Properties
Schedule 4.8	-	Subsidiaries
Schedule 4.24	-	Subsidiaries and Affiliates
Schedule 4.30	-	Investments
Schedule 4.33	-	Contracts
Schedule 5.11	-	Loans and Advances
Schedule 5.14	-	Principal Amounts
Schedule 5.31	-	Debt
Schedule 5.37	-	Operating Leases
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Exhibits:

Exhibit A	-	Form of Notice of Borrowing
Exhibit B-1	-	Form of Revolver Note
Exhibit B-2	-	Form of Swing Advance Note
Exhibit C	-	Form of Notice of Conversion
Exhibit D	-	Form of Borrowing Base Certification Report
Exhibit E	-	Form of Opinion of Borrower’s and Guarantors’ Counsel
Exhibit F	-	Form of Closing Certificate
Exhibit G	-	Form of Officer’s Certificate
Exhibit H	-	Form of Compliance Certificate
Exhibit I	-	Form of Joinder and Reaffirmation Agreement
Exhibit J	-	Form of General Security Agreement
Exhibit K	-	Form of Equity Pledge Agreement
Exhibit L	-	Form of Assignment and Assumption
Exhibits M-1 through M-4	-	Form of Tax Certificates
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AMENDED AND RESTATED
SENIOR SECURED REVOLVING CREDIT AGREEMENT
THIS AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT
AGREEMENT is dated as of March 11, 2014 ~~(and amended and restated as of March 6, 2017, this~~
~~“Agreement”)~~ among MSC INCOME FUND, INC., a Maryland corporation as Borrower, MSC
EQUITY HOLDING, LLC, as a Guarantor, AFG CAPITAL EQUITY HOLDINGS, LLC, as a Guarantor,
STAVIG EQUITY HOLDINGS, LLC, as a Guarantor, MSC EQUITY HOLDING II, INC., as a
Guarantor, MYSTIC LOGISTICS INVESTMENTS, LLC, as a Guarantor, MSC CALIFORNIA
HOLDINGS LP, as a Guarantor, MSC CALIFORNIA HOLDINGS GP LLC, as a Guarantor, HMS
FUNDING I LLC, as a Guarantor, the LENDERS listed on the signature pages hereof, as Lenders and
~~TIAA~~EverBank, ~~FSB~~N.A., as successor in interest to certain assets of ~~EverBank Commercial Finance,~~
~~Inc. (“TIAA~~TIAA, FSB (“EverBank”), as Administrative Agent (the “Administrative Agent”), Sole
Lead Arranger and Sole Bookrunner~~.~~ (and as amended and restated as of March 6, 2017, as amended by that certain First Amendment to Credit Agreement dated as of October 19, 2017, as supplemented by that certain Assignment, Assumption, Joinder and Amendment Agreement dated as of December 21, 2018, as amended by that certain Second Amendment to Credit Agreement dated as of March 5, 2020, as amended by that certain Consent and Third Amendment dated as of September 25, 2020, as amended by that certain Fourth Amendment to Credit Agreement dated as of January 27, 2021, as amended by that certain
Fifth Amendment to Credit Agreement dated as of July 27, 2021, as amended by that certain Sixth
Amendment to Credit Agreement dated as of September 22, 2021, as amended by that certain Seventh
Amendment to Credit Agreement dated as of April 27, 2023, as amended by that certain Eighth
Amendment to Credit Agreement dated as of November 8, 2024, and as further amended, modified, restated, supplemented, renewed or extended from time to time, this “Agreement”).
                                            R E C I T A L S:
WHEREAS, the Borrower, Capital One, National Association, as Administrative Agent
(the “Original Agent”) and certain Lenders are parties to that certain Credit Agreement dated as of May
24, 2012, whereby the lenders therein have extended credit to the Borrower, as amended by that certain
First Amendment to Credit Agreement dated as of August 16, 2013 and as further amended by that certain
Second Amendment to Credit Agreement dated as of November 19, 2013 (collectively, the “Original
Agreements”);
WHEREAS, the Borrower, the Original Agent and certain Lenders are parties to that certain Senior Secured Revolving Credit Agreement dated as of March 11, 2014, (as supplemented by that certain Joinder and Reaffirmation Agreement dated as of April 15, 2014 (the “Joinder Agreement”)
executed by HMS Equity Holding, LLC, a Delaware limited liability company) which amended, restated
and otherwise superseded the Original Agreements, as amended by that certain First Amendment to
Credit Agreement dated as of May 30, 2014 and as further amended by that certain Second Amendment to Credit Agreement dated as of September 22, 2014, that certain Third Amendment to Credit Agreement dated as of May 13, 2015, that certain Fourth Amendment to Credit Agreement dated as of May 29, 2015, and that certain Fifth Amendment to Credit Agreement dated as of July 27, 2021 (collectively, the
“Existing Credit Agreement”);
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WHEREAS, the parties hereto desire to enter into this Agreement, which shall amend and restate and otherwise supersede the Existing Credit Agreement and provide that the Lenders may continue to extend credit to the Borrower as provided in this Agreement;
WHEREAS, the Borrower has requested that the Lenders provide revolver commitments pursuant to which loans will be made from time to time prior to the Termination Date (as defined below);
WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to extend the revolver commitments and make loans to the Borrower; and
NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.01.Definitions.  The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:
“ABR” means the greatest of (i) the Prime Rate, (ii) the federal funds effective rate from time to time plus 0.5% and (iii) the ~~Adjusted~~ Term SOFR Rate for a one-month interest period on the applicable date plus 1.0%.
“ABR Borrowing” has the meaning set forth in the definition of “Borrowing”.
“ABR Advance” means, with respect to any Advance, such Advance when such
Advance bears or is to bear interest at a rate based upon the ABR.
“Acquisition” means any transaction or series of related transactions (other than a
Portfolio Investment) for the purpose of, or resulting in, directly or indirectly, (a) the acquisition by the
Borrower or any Subsidiary of all or substantially all of the assets of a Person (other than a Subsidiary) or of any business or division of a Person (other than a Subsidiary), (b) the acquisition by the Borrower or any Subsidiary of more than 50% of any class of Voting Stock (or similar ownership interests) of any
Person (provided that formation or organization of any Wholly Owned Subsidiary shall not constitute an
“Acquisition” to the extent that the amount of the Investment in such entity is permitted under
Sections 5.08 and 5.12), or (c) a merger, consolidation, amalgamation or other combination by the
Borrower or any Subsidiary with another Person (other than a Subsidiary) if the Borrower or such
Subsidiary is the surviving entity; provided that in any merger involving the Borrower, the Borrower must be the surviving entity.
“Adjusted Borrowing Base” means, as of any date of determination, the Borrowing
Base minus the aggregate amount of Cash and Cash Equivalents included in such Borrowing Base.
~~“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum~~
~~equal to (a) Term SOFR for such calculation, plus (b) subject to the provisions of Section 8.01(b), the~~
~~Term SOFR Adjustment.~~
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“Administrative Agent” means ~~TIAA~~EverBank, in its capacity as administrative agent for the Lenders, and its successors and permitted assigns in such capacity.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Advance Rate” means, as to any Eligible Investment and subject to adjustment as provided in the definition of Borrowing Base, the following percentages with respect to such Eligible
Investment:

Portfolio Investment	A dvance Rate
Cash and Cash Equivalents	1 00%
Eligible Quoted Senior Bank Loan Investments ~~(with a Value of at least 85% of par value of such  Investments)~~	8 0%
~~Eligible Quoted Senior Bank Loan Investments  (with a Value of less than 85% and greater than  65% of par value of such Investments)~~	~~4 0%~~
Eligible Investment Grade Debt Securities ~~(with a  Value of at least 85% of par value of such Debt  Securities)~~	8 0%
~~Eligible Investment Grade Debt Securities (with a  Value of less than 85% and greater than 65% of par  value of such Debt Securities)~~	~~4 0%~~
Eligible Core Portfolio Investments	7 0%
Eligible Unquoted Senior Bank Loan Investments and Eligible Non-Investment Grade Debt Securities	6 5%
“Advances” means collectively the Revolver Advances and the Swing Advances.
“Advance” means any one of such Advances, as the context may require.
“Adviser” means MSC Adviser I, LLC, a Delaware limited liability company, any
Affiliate thereof, or any other permitted assignee approved by the Administrative Agent pursuant to
Section 5.45 hereof.
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“Adviser Event” means the occurrence of any one or more of the following events: (a)
any failure by the Adviser to make any payment, transfer or deposit required to be made by the Borrower into an account established and maintained by the Collateral Custodian in the name of the Borrower (and any sub-accounts related thereto) which is subject to a Custodial Agreement, which failure continues unremedied for a period of two Business Days; or (b) the occurrence of any of the events listed in
Sections 9(b)(i)-9(b)(v) of the Advisory Agreement.
“Advisory Agreement” means the Investment Advisory and Administrative Services
Agreement, executed by and between Borrower, or any successor-in-interest to the Borrower, and the
Adviser, or any permitted assignee to such Adviser, and any and all amendments, supplements, modifications or replacements thereto as approved by the Administrative Agent pursuant to the terms of this Agreement.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK
Financial Institution.
“Affiliate” of any Person at any time means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person at such time, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person at such time, or (iii) any other Person of which such Person owns, directly or indirectly, 10% or more of the common stock or equivalent equity interests at such time.  As used herein, the term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, “control” shall not include “negative” control or “blocking” rights whereby action cannot be taken without the vote or consent of any Person.  Notwithstanding the foregoing, the term “Affiliate” shall not include any Person that is an “Affiliate” solely by reason of the
Borrower or any Subsidiary’s investment therein in connection with a Core Portfolio Investment in the ordinary course of business and consistent with the Investment Policies.
“Agent Parties” has the meaning set forth in Section 9.01(d).
“Agreement” means this Credit Agreement, together with all amendments and supplements hereto.
“Anti-Money Laundering Laws” means applicable laws or regulations in any jurisdiction in which the Borrower or any Loan Party is located or doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto.
“Applicable Laws” means all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental
Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Applicable Margin” has the meaning set forth in Section 2.06(a).
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“Applicable Percentage” means with respect to any Lender, the percentage of the total
Revolver Commitments represented by such Lender’s Revolver Commitment.  If the Revolver
Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the
Revolver Commitments most recently in effect, giving effect to any assignments.
“Approved Dealer” means a broker-dealer acceptable to the Administrative Agent in its sole discretion.  The Administrative Agent acknowledges and agrees that the following broker-dealers are acceptable as Approved Dealers:  Credit Suisse Group AG, Bank of America, Wells Fargo & Company,
Citigroup, Inc., Goldman Sachs & Co., Deutsche Bank AG, UBS AG, Toronto Dominion Bank, Jefferies
Group, Inc., Macquarie Group, Ltd., Barclays PLC, Royal Bank of Scotland, Bank of New York, Royal
Bank of Canada, JP Morgan Chase & Co. and Morgan Stanley.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender,
(b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a
Lender.
“Approved Pricing Service” means a pricing or quotation service acceptable to the
Administrative Agent in its sole discretion.  The Administrative Agent acknowledges and agrees that the following pricing and quotation services are acceptable as an Approved Pricing Service: (i) Markit;
(ii) Loan Pricing Corporation (LPC); (iii) LoanX, Inc.; and (iv) IDC.
“Asset Coverage Ratio” means on a consolidated basis for Borrower and its
Consolidated Subsidiaries, the ratio which the value of total assets, less all liabilities and indebtedness not represented by Senior Securities, bears to the aggregate amount of Senior Securities representing indebtedness of the Borrower and its Consolidated Subsidiaries (all as determined pursuant to the
Investment Company Act and any no-action letters or orders of the Securities Exchange Commission issued to or with respect to the Borrower or generally to business development companies thereunder, including, without limitation any exemptive relief granted by the Securities Exchange Commission with respect to the Debt of any joint venture, Structured Subsidiary or otherwise (including, for the avoidance of doubt, any exclusion of such Debt in the foregoing calculation)).
“Asset Coverage Ratio Toggle Date” means the day following approval by the board of directors of the Borrower of the application to the Borrower of the minimum asset coverage ratio of 150%
set forth in Section 61(a)(2) of the Investment Company Act.
“Assignment and Assumption” means an assignment and assumption entered into by a
Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section
9.07), and accepted by the Administrative Agent, in substantially the form of Exhibit L or any other form approved by the Administrative Agent.
“Assignment of Mortgage” means, as to each Portfolio Investment secured by an interest in real property, one or more assignments, notices of transfer or equivalent instruments, each in recordable form and sufficient under the laws of the relevant jurisdiction to reflect the transfer of the related mortgage, deed of trust, security deed or similar security instrument and all other documents related to such Portfolio Investment and, to the extent requested by the Administrative Agent, to grant a perfected lien thereon by the Borrower in favor of the Administrative Agent on behalf of the Secured
Parties, each such Assignment of Mortgage to be in form and substance acceptable to the Administrative
Agent.
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“Available Tenor” means, as of any date of determination and with respect to the then current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an
Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then removed from the definition of “Interest Period” pursuant to clause (f) of Section 8.01.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the
European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the
United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bailee Agreement” means an agreement in form and substance reasonably acceptable to the Administrative Agent and executed by a Person (other than an Obligor, a Loan Party or any of their respective Affiliates) that is in possession of any Collateral pursuant to which such Person acknowledges the Lien of the Administrative Agent for the benefit of the Secured Parties.
“Bank Products” means any:  (a) Hedging Agreements; and (b) other services or facilities provided to any Loan Party by any Lender that provides the initial funding of any Revolver
Commitment on the Restatement Date or the Sixth Amendment Effective Date or any Additional Lender
that provides the funding of a Revolver Commitment on any Commitment Increase Date (but not any
assignee of any of the foregoing Lenders) or any of their respective Affiliates, in each case solely until such Person has assigned all of its interests under this Agreement (each, in such capacity, a “Bank
Product Bank”) (but excluding Cash Management Services) with respect to (i) credit cards, (ii) purchase cards, (iii) merchant services constituting a line of credit, and (iv) leasing.
“Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978
(11 U.S.C. §§101, et. seq.), as amended from time to time.
“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a
Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-
current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) or clause (c)
of Section 8.01.
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable
Benchmark Replacement Date:
(1)the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement
Adjustment;
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(2)the sum of: (a) the alternate benchmark rate that has been selected by the
Administrative Agent and the Borrower as the replacement for the then-current Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;
If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this
Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i)
any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark
Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark
Replacement for U.S. Dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Date” means a date and time determined by the
Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:
(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,”
the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark
(or such component thereof); or
(2)in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such
Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available
Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available
Tenors of such Benchmark (or the published component used in the calculation thereof).
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“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof)
announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark
(or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such
Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available
Tenor of such Benchmark (or such component thereof);
(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such
Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available
Tenor of such Benchmark (or such component thereof); or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof)
announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such
Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.04 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with clauses (b) through clause (f) of Section 8.01.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, in form and substance satisfactory to
Administrative Agent and the applicable Lenders.
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“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230 (as amended, modified or supplemented from time to time).
“Borrower” means MSC Income Fund, Inc. and its successors and its permitted assigns.
“Borrowing” means a borrowing hereunder consisting of Revolver Advances made to the Borrower at the same time by all of the Lenders pursuant to Article II.  “ABR Borrowing” means a
Borrowing if such Advances are ABR Advances.  “Euro-Dollar Borrowing” means a Borrowing if such
Advances are Euro-Dollar Advances.
“Borrowing Base” means, based on the most recent Borrowing Base Certification Report which as of the date of a determination of the Borrowing Base has been received by the Administrative
Agent, the lesser of (x) the sum of the applicable Advance Rates of the aggregate Value of each Eligible
Investment identified in the definition of “Advance Rate” in Section 1.01 of this Agreement (including
Pre-Positioned Investments) and (y) the aggregate Values of each Eligible Investment, excluding Cash and Cash Equivalents, multiplied by the Maximum Portfolio Advance Rate, plus the Value of Cash and
Cash Equivalents included in such Borrowing Base Certification Report; provided, however, that:
(a) in no event shall more than 50% of the aggregate value of the Borrowing
Base consist of Eligible Non-Investment Grade Debt Securities and Eligible Unquoted Senior
Bank Loan Investments (in each case after giving effect to Advance Rates);
(b)in no event shall more than 15% of the aggregate value of the Borrowing
Base consist of debtor-in-possession Investments (in each case after giving effect to Advance
Rates);
(c)for purposes of calculating the Borrowing Base, no single Portfolio
Investment (excluding Cash and Cash Equivalents) shall be included in the Borrowing Base at a
Value in excess of 10% of the Borrowing Base (in each case after giving effect to Advance
Rates);
(d)all filings and other actions required to perfect the first-priority security interest (subject to Permitted Encumbrances) of the Administrative Agent on behalf of the
Secured Parties in the Portfolio Investments comprising the Borrowing Base have been made or taken (and any Portfolio Investment for which all perfection steps have not been completed, including without limitation notes, equities and securities perfected by possession that have not yet been delivered to the Collateral Custodian or a bailee that has delivered a valid, binding and effective Bailee Agreement to the Administrative Agent in accordance with Section 5.40, shall be excluded from the Borrowing Base until such collateral has been perfected);
(e)in no event shall more than: (i) 20% of the aggregate value of the
Borrowing Base consist of Eligible Investments (excluding Cash and Cash Equivalents) in the
Largest Industry Classification Group, (ii) 20% of the aggregate value of the Borrowing Base consist of Eligible Investments (excluding Cash and Cash Equivalents) in the Second Largest
Industry Classification Group, (iii)  15%  of the aggregate value of the Borrowing Base consist of
Eligible Investments (excluding Cash and Cash Equivalents) in any single Industry Classification
Group (other than the Largest Industry Classification Group or the Second Largest Industry
Classification Group), in each case, without duplication, after giving effect to Advance Rates, (iv)
5% of the aggregate value of the Borrowing Base consist of Eligible Investments (excluding Cash
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and Cash Equivalents) in the Industry Classification Group of “Energy: Oil & Gas” and (v) 5% of
the aggregate value of the Borrowing Base consist of Eligible Investments (excluding Cash and
Cash Equivalents) in the Industry Classification Group of “Metals & Mining”;
(f)no more than 20% of the Borrowing Base shall consist of loans with Net
Senior Leverage Ratio exceeding 6.25x;
(g)if the Weighted Average Net Senior Leverage Ratio of loans in the collateral pool exceeds 5.0x (excluding, from this calculation, LTV Investments (other than those identified as LTV Investments pursuant to clause (xxxi) of the definition of “Eligible Core
Portfolio Investment”, clause (xv) of the definition of “Eligible Debt Security” or clause (xxviii)
of the definition of “Eligible Senior Bank Loan Investment”) and loans with negative EBITDA), then amounts of the most highly leveraged loans will be excluded from the Borrowing Base until the ratio no longer exceeds 5.0x;
(h)in no event shall more than 10% of the aggregate value of the Borrowing
Base consist of (i) LTV Investments (for the avoidance of doubt, whether such LTV Investment has positive or negative EBITDA) plus (ii) loans (other than LTV Investments) with negative
EBITDA (in the case of each of clauses (i) and (ii), after giving effect to Advance Rates);and
(i)if the Weighted Average Yield Test of loans in the collateral pool is less than the sum of ~~Adjusted~~ Term SOFR plus 3.75% per annum, then amounts of the loans with the lowest rate per annum of current cash interest will be excluded from the Borrowing Base until such test is equal to or exceeds the sum of the ~~Adjusted~~ Term SOFR plus 3.75% per annum.
For the avoidance of doubt, (x) to avoid double counting of the portfolio limitations set forth in clauses
(a)-(i) above, any reduction specified above shall be without duplication of any other such reduction and
(y) to the extent the Borrowing Base is required to be reduced to comply with any of the portfolio limitations specified above, the Borrower shall be permitted to choose the Portfolio Investments, or portions of such Portfolio Investments, to be excluded from the Borrowing Base to effect such reduction.
For purposes of this Agreement, the Borrower shall assign each Eligible Core Portfolio Investment,
Eligible Debt Security and Eligible Senior Bank Loan Investment to an Industry Classification Group as
reasonably determined by the Borrower. To the extent that the Borrower reasonably determines that any
Investments are not adequately correlated with risk of other investments in an Industry Classification
Group, such Investment may be assigned by the Borrower to an Industry Classification Group that is more closely correlated to such Investment.
“Borrowing Base Certification Report” means a report in the form attached hereto as
Exhibit D, and otherwise reasonably satisfactory to the Administrative Agent, certified by the chief financial officer or other authorized officer of the Borrower regarding the Eligible Investments, and including or attaching a list of all Portfolio Investments included in the Borrowing Base and the most recent Value (and the source of determination of the Value) for each.  Upon receipt by the Administrative
Agent, a Borrowing Base Certification Report shall be subject to the Administrative Agent’s satisfactory review, acceptance or correction, in the exercise of its reasonable discretion, that such Borrowing Base
Certification Report complies with the terms and conditions set forth herein.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of New
York and, if such day relates to any Euro-Dollar Borrowing, means any U.S. Government Securities
Business Day.
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“Capital Expenditures” means for any period the sum of all capital expenditures incurred during such period by the Borrower and its Consolidated Subsidiaries, as determined in accordance with GAAP; provided that in no event shall a Portfolio Investment be considered a Capital
Expenditure.
“Capital One” means Capital One, National Association, and its successors.
“Capital Securities” means, with respect to any Person, any and all shares, interests
(including membership interests and partnership interests), participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital (including any instruments convertible into equity), whether now outstanding or issued after the Closing Date.
“Cash” means money, currency or a credit balance in any demand or deposit account with a United States federal or state chartered commercial bank of recognized standing having capital and surplus in excess of $500 million, so long as such bank has not been a Defaulting Lender for more than three (3) business days after notice to Borrower, or its Subsidiary, as applicable (which notice may be given by telephone or e-mail), which bank or its holding company has a short-term commercial paper rating of: (a) at least A-1 or the equivalent by Standard & Poor’s Rating Services or at least P-1 or the equivalent by Moody’s Investors Service, Inc., or (b) at least A-2 or the equivalent by Standard & Poor’s
Rating Services or at least P-2 or the equivalent by Moody’s Investors Service, Inc. (or, in the case of a current Lender only, if not rated by Standard & Poor’s Rating Services or Moody’s Investor’s Service,
Inc., such Lender is rated by another rating agency acceptable to the Administrative Agent and such
Lender’s rating by such rating agency is not lower than its rating by such rating agency on the
~~Sixth~~Eighth Amendment Effective Date) and (i) all amounts and assets credited to such account are directly and fully guaranteed or insured by the United States of America or any agency thereof (provided that the full faith and credit of the United States is pledged in support thereof) or (ii) such bank is otherwise acceptable at all times and from time to time to the Administrative Agent in its sole discretion.
The Administrative Agent acknowledges that, on the ~~Sixth~~Eighth Amendment Effective Date, Amegy
Bank, a division of ZB, National Association (formerly known as Amegy Bank National Association), and each current Lender hereunder are acceptable banks within the meaning of clause (b)(ii) of this definition.
“Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency thereof (provided that the full faith and credit of the United States is pledged in support thereof) with maturities of not more than one year from the date acquired; (b) time deposits and certificates of deposit with maturities of not more than one (1) year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing having capital and surplus in excess of $500 million, and which bank or its holding company has a short-term commercial paper rating of at least A-1 or the equivalent by Standard & Poor’s Ratings
Services or at least P-1 or the equivalent by Moody’s Investors Service, Inc.; and (c) investments in money market funds (i) which mature not more than ninety (90) days from the date acquired and are payable on demand, (ii) with respect to which there has been no failure to honor a request for withdrawal,
(iii) which are registered under the Investment Company Act of 1940, as amended, (iv) which have net assets of at least $500,000,000 and (v) which maintain a stable share price of not less than One Dollar
($1.00) per share and are either (A) directly and fully guaranteed or insured by the United States of
America or any agency thereof (provided that the full faith and credit of the United States is pledged in support thereof) or (B) maintain a rating of at least A-2 or better by Standard & Poor’s Rating Services and are maintained with an investment fund manager that is otherwise acceptable at all times and from time to time to the Administrative Agent in its sole discretion; provided that, notwithstanding the
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foregoing, no asset, agreement, or investment maintained or entered into with, or issued, guaranteed by, or administered by a Lender that has been a Defaulting Lender for more than three (3) business days after notice to Borrower, or its Subsidiary, as applicable (which notice may be given by telephone or e-mail), shall be a “Cash Equivalent” hereunder.  The Administrative Agent acknowledges that, on the
~~Sixth~~Eighth Amendment Effective Date, Fidelity Investments is an acceptable investment fund manager within the meaning of the foregoing clause (B).
“Cash Interest Coverage Ratio” means with respect to a Debt Security ~~or~~, a Senior
Bank Loan Investment or a Core Portfolio Investment (in each case, other than LTV Investments (other than those identified as LTV Investments pursuant to clause (xxxi) of the definition of “Eligible Core
Portfolio Investment”, clause (xv) of the definition of “Eligible Debt Security” or clause (xxviii) of the definition of “Eligible Senior Bank Loan Investment”)), either (a) the “Cash Interest Coverage Ratio” or comparable definition set forth in the underlying Investment Documents for such Debt Security ~~or~~, Senior
Bank Loan Investment or Core Portfolio Investment, or (b) in the case of any Debt Security ~~or~~, Senior
Bank Loan Investment or Core Portfolio Investment with respect to which the related underlying
Investment Documents do not include a definition of “Cash Interest Coverage Ratio” or comparable definition, the ratio of (i) EBITDA to (ii) Cash Interest Expense of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower in good faith.
“Cash Interest Expense” means with respect to any Obligor, the amount which, in conformity with GAAP, would be set forth opposite the caption “interest expense” or any like caption reflected for the last four full fiscal quarters for which financial statements have been provided to the
Borrower by or on behalf of any Obligor with respect to the related Debt Security ~~or~~, Senior Bank Loan
Investment or Core Portfolio Investment; provided that with respect to any Obligor for which four full fiscal quarters of economic data are not available, Cash Interest Expense shall be determined for such
Obligor based on annualizing the economic data from the reporting periods actually available.
“Cash Management Services” means any one or more of the following types of services or facilities provided to any Loan Party by any Lender that provides the initial funding of any Revolver
Commitment on the Restatement Date or the Sixth Amendment Effective Date or any Additional Lender
that provides the funding of a Revolver Commitment on any Commitment Increase Date (but not any
assignee of any of the foregoing Lenders) or any of their respective Affiliates, in each case solely until such Person has assigned all of its interests under this Agreement (each, in such capacity, a “Cash
Management Bank”): (a) ACH transactions, (b) cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, (d) credit or debit cards, and (e) merchant services not constituting a Bank Product.
“CERCLA” means the Comprehensive Environmental Response Compensation and
Liability Act, 42 U.S.C. §9601 et seq. and its implementing regulations and amendments.
“Change in Control” means the occurrence after the ~~Sixth~~Eighth Amendment Effective
Date of any of the following: (i) any Person or two or more Persons acting in concert (excluding the
Persons that are officers and directors of the Borrower on the ~~Sixth~~Eighth Amendment Effective Date)
shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and
Exchange Commission under the Securities Exchange Act of 1934) of more than 50% of the outstanding shares of the voting stock of the Borrower; (ii) as of any date a majority of the board of directors of the
Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the board of
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directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C)
selected or nominated to become directors by the board of directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or (iii) a representative from Main Street Capital Corporation and is not on the board of the directors of the
Borrower.
“Change in Law” means the occurrence, after the ~~Sixth~~Eighth Amendment Effective
Date, of any of the following: (a) the adoption of any law, rule, regulation or treaty (including any rules or regulations issued under or implementing any existing law), (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) of any
Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-
Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on
Banking Supervision (or any successor or similar authority) or the United States of America or foreign regulatory authorities, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.
“Closing Certificate” has the meaning set forth in Section 3.01(d).
“Closing Date” means March 11, 2014.
“Code” means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.  Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof.
“Collateral” means collectively:  (1) (i) 100% of the Capital Securities of the Guarantors
and of the current and future Domestic Subsidiaries (and with respect to a Structured Subsidiary, subject to the Pledge Limitations) of the Borrower and Guarantors; (ii) 65% of the voting and non-voting Capital
Securities of any current or future Foreign Subsidiaries (and with respect to a Structured Subsidiary, subject to the Pledge Limitations) and (iii) all of the other present and future property and assets of the
Borrower and each Guarantor including, but not limited to, machinery and equipment, inventory and other goods, accounts, accounts receivable, bank accounts, brokerage accounts, general intangibles, financial assets, investment property, license rights, patents, trademarks, copyrights, chattel paper, insurance proceeds, contract rights, hedge agreements, documents, instruments, indemnification rights, tax refunds, and cash; and (2) any other property which secures the Obligations pursuant to the Collateral
Documents; provided that, notwithstanding the foregoing, “Collateral” shall include a security interest and any related property rights in (a) any dividends or distributions on Permitted Capital Securities and
(b) Permitted Capital Securities issued by Person other than a Subsidiary, or in any Operating Documents of any such issuer, in the case of clause (b), subject to the Pledge Limitations.
“Collateral Custodian” means any and each of (i) Amegy Bank, a division of
ZB, National Association (formerly known as Amegy Bank National Association), in its capacity as
Collateral Custodian under the Custodial Agreement or other agreement with respect to the Collateral to which it is a party, together with its successors and permitted assigns and (ii) any other Person acting as a collateral custodian with respect to any Collateral under any Custodial Agreement entered into in accordance with the terms of this Agreement.  Notwithstanding the foregoing, the Collateral Custodian shall at all times be satisfactory to the Administrative Agent, in its reasonable discretion.
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“Collateral Documents” means, collectively, the Security Agreement, the Pledge
Agreement and all other agreements (including control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or any Subsidiary shall grant or convey (or shall have granted or conveyed) to the Secured Parties a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Compliance Certificate” has the meaning set forth in Section 5.01(c).
“Conforming Changes” means, with respect to either the use or administration of
~~Adjusted~~ Term SOFR or the use, administration, adoption or implementation of any Benchmark
Replacement, any technical, administrative or operational changes (including changes to the definition of
“ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,”
the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of
“interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 8.05 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative
Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the
Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated EBITDA” means and includes, for the Borrower and the Consolidated
Subsidiaries that are Guarantors for any period, an amount equal to the sum of (a) Consolidated Net
Investment Income for such period; plus, (b) to the extent such amounts were deducted in computing
Consolidated Net Investment Income for such period: (i) Consolidated Interest Expense for such period;
(ii) income tax expense for such period, determined on a consolidated basis in accordance with GAAP;
and (iii) Depreciation and Amortization for such period, determined on a consolidated basis in accordance with GAAP.
“Consolidated Interest Expense” for any period means interest, whether expensed or capitalized, in respect of Debt of the Borrower or any of its Consolidated Subsidiaries that are Guarantors outstanding during such period on a consolidated basis in accordance with GAAP.
“Consolidated Net Investment Income” means, for any period, the net investment income of the Borrower and the Consolidated Subsidiaries that are Guarantors set forth or reflected on the consolidated income statement of the Borrower and its Consolidated Subsidiaries for such period prepared in accordance with GAAP.
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“Consolidated Subsidiary” means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.
“Consolidated Tangible Net Worth” means, at any time, Net Assets less the sum of the value (to the extent reflected in determining Net Assets), as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, on a consolidated basis prepared in accordance with GAAP (but without giving effect to (i) any election under Accounting
Standards Codification 825-10-25 or any other Accounting Standards Codification or Financial
Accounting Standard having a similar result or effect to value any indebtedness or other liabilities of the
Borrower or any subsidiary at “fair value”, as defined therein and (ii) any treatment of indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other
Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such indebtedness in a reduced or bifurcated manner as described therein, and such indebtedness shall at all times be valued at the full stated principal amount thereof).
(A)All assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense;
(B)To the extent not included in (A) of this definition, any amount at which the Capital Securities of the Borrower appear as an asset on the balance sheet of the Borrower and its Consolidated Subsidiaries; and
(C)Loans or advances to owners of Borrower’s Capital Securities, or to directors, officers, managers or employees of Borrower and its Consolidated Subsidiaries.
In addition, notwithstanding the foregoing, solely for purposes of determining the minimum Consolidated
Tangible Net Worth in Section 5.07, “Consolidated Tangible Net Worth” shall be determined solely with respect to the assets and liabilities of the Loan Parties on a stand-alone basis. For the avoidance of doubt, “Consolidated Tangible Net Worth” shall not include any assets or liabilities of any Loan Fund
Joint Venture.
“Control Agreement” means collectively, the Second Amended and Restated Control
Agreement dated as of May 30, 2014 by and among the Administrative Agent, the Borrower and Amegy
Bank, a division of ZB, National Association (formerly known as Amegy Bank National Association), and any other control agreement between any Loan Party and a financial institution, each as the same may from time to time be amended, restated, supplemented or otherwise modified.
“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Loan
Party, are treated as a single employer under Section 414 of the Code.
“Core Portfolio Investment” means a Portfolio Investment originated or acquired by the
Borrower or any Subsidiary (or co-originated by the Borrower or any Subsidiary so long as such Portfolio
Investment complies with all Borrower’s Investment Policies and is subject to the same due diligence by the Borrower as Portfolio Investments originated or acquired solely by the Borrower).  For avoidance of doubt, Core Portfolio Investments shall not include Cash, Cash Equivalents, any Senior Bank Loan
Investment or any Debt Security.
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“Covered Debt Amount” means, on any date, the sum of (x) all of the Credit Exposures of all Lenders on such date plus (y)(i) prior to the date that is 9 months prior to its scheduled maturity,
50% of the aggregate principal amount (including any increase in the aggregate principal amount resulting from payable-in-kind interest) of all outstanding ~~(i)~~ Unsecured Shorter-Term Debt of the Loan
Parties and (ii) from and after the date that is 9 months prior to its scheduled maturity, 100% of the aggregate principal amount of Unsecured Shorter-Term Debt, Special Unsecured Debt and Unsecured
Longer-Term Debt of the Loan Parties.
“Credit Exposure” means, as to any Lender at any time, the aggregate outstanding principal amount at such time of its Revolver Advances and such Lender’s participation in outstanding
Swing Advances at such time.
“Credit Party Expenses” means, without limitation, (a) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, in connection with this
Agreement and the other Loan Documents, including without limitation (i) the reasonable and documented out-of-pocket fees, charges and disbursements of (A) (and, with respect to legal expenses, limited to) one primary outside counsel and one local counsel in each relevant jurisdiction for the
Administrative Agent, (B) outside consultants for the Administrative Agent, (C) appraisers, (D)
commercial finance examinations, and (E) all such documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Obligations; and (ii) in connection with (A)
the syndication of the credit facilities provided for herein, (B) the administration, management, execution and delivery of this Agreement and the other Loan Documents, and the preparation, negotiation, administration and management of any amendments, modifications or waivers of the provisions of this
Agreement and the other Loan Documents (whether or not the transactions contemplated thereby shall be consummated), or (C) the enforcement or protection of its rights in connection with this Agreement or the
Loan Documents or efforts to preserve, protect, collect, or enforce the Collateral; and (b) all reasonable and documented out-of-pocket expenses incurred by the Secured Parties who are not the Administrative
Agent or any Affiliate of any of them, after the occurrence and during the continuance of an Event of
Default.
“Custodial Agreement” means, collectively, the Control Agreement and the Custody
Agreement, and any and each other control agreement entered into by and between a Person acting as
Collateral Custodian and the Borrower, and if required by the Administrative Agent, and the
Administrative Agent, in each case as the same may from time to time be amended, restated, supplemented or otherwise modified.
“Custody Agreement” means collectively, the Second Amended and Restated Custody
Agreement by and between the Borrower and Amegy Bank, a division of ZB, National Association
(formerly known as Amegy Bank National Association), and any other custody agreement between any
Loan Party and a financial institution, each as the same may from time to time be amended, restated, supplemented or otherwise modified.
“Daily Simple SOFR” means, for any day, SOFR, with conventions for this rate (which may include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining
“Daily Simple SOFR” for business loans; provided that, if the Administrative Agent determines that any such convention is not administratively feasible for the Administrative Agent, then the Administrative
Agent may establish another convention in its reasonable discretion.
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“Debt” of any Person means at any date, without duplication, (i) all obligations of such
Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments representing extensions of credit; (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued expenses arising in the ordinary course of business; (iv) all obligations of such Person as lessee under capital leases; (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker’s acceptance; (vi) all Redeemable Preferred Securities of such Person; (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts which are available to be drawn or have been drawn under a letter of credit or similar instrument;
(viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person (with the value of any Debt with respect to which recourse is limited to the property subject to such Lien being the lower of the outstanding amount of such Debt and the fair market value of the property subject to such Lien); (ix) all Debt of others Guaranteed by such Person; (x) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging agreements (valued at the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any); (xi) all obligations of such Person under any synthetic lease, tax retention operating lease, sale and leaseback transaction, asset securitization, off-balance sheet loan or other off-balance sheet financing product; (xii) all obligations of such Person to purchase securities or other property arising out of or in connection with the sale of the same or substantially similar securities or property; and (xiii) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, except trade accounts payable and accrued expenses arising in the ordinary course of business.  The Debt of any Person shall include the
Debt of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefore as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Debt provide that such Person is not liable therefor.
Notwithstanding the foregoing, “Debt” shall not include (u) any revolving commitments or letters of credit for which any Loan Party is acting as a lender or issuing lender, as applicable, as part of or in connection with a Portfolio Investment, (v) any non-recourse liabilities for participations sold by any
Person in any Debt Security, (w) escrows or purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset or Investment to satisfy unperformed obligations of the seller of such asset or Investment, (x) a commitment arising in the ordinary course of business to make a future Investment, (y) any accrued incentive, management or other fees to the Adviser or Affiliates (regardless of any deferral in payment thereof) or (z) indebtedness of a Loan Party on account of the sale by a Loan Party of the first-out tranche of any First Lien Investment that arises solely as an accounting matter under ASC 860, provided that such indebtedness (i) is non-recourse to the
Borrower or its Subsidiaries and (ii) would not represent a claim against the Borrower or any of its
Subsidiaries in a bankruptcy, insolvency or liquidation proceeding of the Borrower or its Subsidiaries, in each case in excess of the amount sold or purportedly sold.
“Debt Security” means a note, bond, debenture, trust receipt or other obligation, instrument or evidence of indebtedness, including over-the-counter debt securities, middle market investments, debt instruments of public and private issuers and tax-exempt securities, but specifically excluding (i) Equity Securities or (ii) any security which by its terms permits the payment obligation of the Obligor thereunder to be converted into or exchanged for equity capital of such Obligor.  For the avoidance of doubt, this definition of “Debt Security” shall not include Core Portfolio Investments or
Senior Bank Loan Investments.
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“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an
Event of Default.
“Default Excess” means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender’s ratable portion of the aggregate Credit Exposure of all Lenders (calculated as if all Defaulting Lenders had funded all of their respective Defaulted Advances) over the aggregate outstanding principal amount of all Revolver Advances of such Defaulting Lender.
“Default Period” means, with respect to any Defaulting Lender, (i) in the case of any
Defaulted Advance, the period commencing on the date the applicable Defaulted Advance was required to be extended to the Borrower under this Agreement, in the case of a Revolver Advance (after giving effect to any applicable grace period) and ending on the earlier of the following: (x) the date on which (A)
the Default Excess with respect to such Defaulting Lender has been reduced to zero (whether by the funding of any Defaulted Advance by such Defaulting Lender or by the non-pro-rata application of any prepayment pursuant to Section 9.08(c)) and (B) such Defaulting Lender shall have delivered to the
Borrower and the Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder; and (y) the date on which the Borrower, the Administrative Agent and the Required Lenders
(and not including such Defaulting Lender in any such determination, in accordance with Section 9.08(a))
waive the application of Section 9.08 with respect to such Defaulted Advances of such Defaulting Lender in writing; (ii) in the case of any Defaulted Payment, the period commencing on the date the applicable
Defaulted Payment was required to have been paid to the Administrative Agent or other Lender under this
Agreement (after giving effect to any applicable grace period) and ending on the earlier of the following:
(x) the date on which (A) such Defaulted Payment has been paid to the Administrative Agent or other
Lender, as applicable, together with (to the extent that such Person has not otherwise been compensated by the Borrower for such Defaulted Payment) interest thereon for each day from and including the date such amount is paid but excluding the date of payment, at the greater of the Federal Funds Rate plus two percent (2.0%) and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation (whether by the funding of any Defaulted Payment by such Defaulting
Lender or by the application of any amount pursuant to Section 9.08(c)) and (B) such Defaulting Lender shall have delivered to the Administrative Agent or other Lender, as applicable, a written reaffirmation of its intention to honor its obligations hereunder with respect to such payments; and (y) the date on which the Administrative Agent or any such other Lender, as applicable waives the application of Section 9.08 with respect to such Defaulted Payments of such Defaulting Lender in writing; and (iii) in the case of any
Distress Event determined by the Administrative Agent (in its good faith judgment) or the Required
Lenders (in their respective good faith judgment) to exist, the period commencing on the date that the applicable Distress Event was so determined to exist and ending on the earlier of the following: (x) the date on which (A) such Distress Event is determined by the Administrative Agent (in its good faith judgment) or the Required Lenders (in their respective good faith judgment) to no longer exist and (B)
such Defaulting Lender shall have delivered to the Borrower and the Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder; and (y) such date as the Borrower and the
Administrative Agent mutually agree, in their sole discretion, to waive the application of Section 9.08 with respect to such Distress Event of such Defaulting Lender.
“Default Rate” means, with respect to the Advances, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Advance
(irrespective of whether any such type of Advance is actually outstanding hereunder).
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“Defaulted Advance” has the meaning specified in the definition of “Defaulting
Lender”.
“Defaulted Investment” means any Investment (a) that is 31 days or more past due with respect to any interest or principal payments or (b) that is or otherwise should be considered a non-accrual investment by the Borrower in connection with its Investment Policies and GAAP.
“Defaulted Payment” has the meaning specified in the definition of “Defaulting
Lender”.
“Defaulting Lender” means any Lender (i) that has failed to fund any portion of any
Revolver Advance required to be funded by it under this Agreement (each such Revolver Advance, a
“Defaulted Advance”) within two Business Days of the date required to be funded by it hereunder,
(ii) that has otherwise failed to pay over to Administrative Agent or any other Lender any other amount required to be paid by it hereunder (each such payment, a “Defaulted Payment”) within two Business
Days of the date when due, unless the subject of a good faith dispute, (iii) that has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund any Advance hereunder and states that such position is based on such
Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement)
cannot be satisfied and has not otherwise been waived in accordance with the terms of this Agreement),
(iv) that has failed, within three Business Days after written request by the Administrative Agent or the
Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting
Lender pursuant to this clause (iv) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (v) as to which, or as to a direct or indirect parent company of which, a Distress
Event has occurred, in each case for so long as the applicable Default Period is in effect.
“Depreciation and Amortization” means for any period an amount equal to the sum of all depreciation and amortization expenses of the Borrower and its Consolidated Subsidiaries that are
Guarantors for such period, as determined on a consolidated basis in accordance with GAAP.
“Distress Event” means, with respect to any Person (each, a “Distressed Person”), (i) a voluntary or involuntary case (or comparable proceeding) has been commenced with respect to such
Person or its direct or indirect parent under the United States Bankruptcy Code or any other applicable debtor relief law, (ii) a custodian, conservator, receiver or similar official has been appointed for such
Person or its direct or indirect parent or for any substantial part of such Person’s or its direct or indirect parent’s assets, (iii) after the Closing Date, such Person or its direct or indirect parent has consummated or entered into a commitment to consummate a forced (in the good faith judgment of the Administrative
Agent) liquidation, merger, sale of assets or other transaction resulting, in the good faith judgment of the
Administrative Agent, in a change of ownership or operating control of such Person or its direct or indirect parent supported in whole or in part by guaranties, assumption of liabilities or other comparable credit support of (including without limitation the nationalization or assumption of ownership or operating control by) any Governmental Authority and the Administrative Agent (in its good faith judgment) or the Required Lenders believe (in their respective good faith judgment) that such event increases the risk that such Person could default in performing its obligations hereunder for so long as the
Administrative Agent (in its good faith judgment) or the Required Lenders (in their respective good faith judgment) so believe, or (iv) such Person or its direct or indirect parent has made a general assignment for
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the benefit of creditors or has otherwise been adjudicated as, or determined by any Governmental
Authority having regulatory authority over such Person or its direct or indirect parent or its or its direct or indirect parent’s assets to be, insolvent, bankrupt or deficient in meeting any capital adequacy or liquidity requirement of any Governmental Authority applicable to such Person.
“Distressed Person” has the meaning specified in the definition of “Distress Event”.
“Dollars” or “$” means dollars in lawful currency of the United States of America.
“Domestic Subsidiary” means any Subsidiary which is organized under the laws of any state or territory of the United States of America, other than a Subsidiary that (i) is disregarded as an entity separate from its owner for U.S. federal income tax purposes and (ii) owns an interest in a Foreign
Subsidiary.
“EBITDA” means, with respect to each Obligor on any Core Portfolio Investment, Debt
Security or Senior Bank Loan Investment (in each case, other than LTV Investments (other than those identified as LTV Investments pursuant to clause (xxxi) of the definition of “Eligible Core Portfolio
Investment”, clause (xv) of the definition of “Eligible Debt Security” or clause (xxviii) of the definition of
“Eligible Senior Bank Loan Investment”)), for the last four full fiscal quarters for which financial statements have been provided to the Borrower by or on behalf of any Obligor with respect to the related
Core Portfolio Investment, Debt Security or Senior Bank Loan Investment, the meaning of “EBITDA”,
“Adjusted EBITDA” or any comparable definition in the underlying Investment Documents for each such
Core Portfolio Investment, Debt Security or Senior Bank Loan Investment, and in any case that
“EBITDA”, “Adjusted EBITDA” or such comparable definition is not defined in such underlying
Investment Documents, an amount, for the Obligor on such Core Portfolio Investment, Debt Security or
Senior Bank Loan Investment and any parent that is obligated pursuant to the underlying Investment
Documents for such Core Portfolio Investment, Debt Security or Senior Bank Loan Investment
(determined on a consolidated basis without duplication in accordance with GAAP) equal to earnings from continuing operations for such period plus (a) interest expense, (b) income taxes, (c) depreciation and amortization for such four fiscal quarter period (to the extent deducted in determining earnings from continuing operations for such period), (d) amortization of intangibles (including, but not limited to, goodwill, financing fees and other capitalized costs), other non-cash charges and organization costs,
(e) extraordinary losses in accordance with GAAP, (f) one-time, non-recurring non-cash charges consistent with the compliance statements and financial reporting packages provided by the Obligors, and
(g) and any other item the Borrower in good faith deems to be appropriate; provided that with respect to any Obligor for which four full fiscal quarters of economic data are not available, EBITDA shall be determined for such Obligor based on annualizing the economic data from the reporting periods actually available.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution
Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member
Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union,
Iceland, Liechtenstein, and Norway.
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“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee)
having responsibility for the resolution of any EEA Financial Institution.
“Eighth Amendment” means that certain Eighth Amendment to Credit Agreement, dated as of the Eighth Amendment Effective Date, by and among the Loan Parties, Administrative Agent and the Lenders party thereto.
“Eighth Amendment Effective Date” shall mean November 8, 2024.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.07(b) (subject to such consents, if any, as may be required under Section 9.07(b));
provided that notwithstanding the foregoing, “Eligible Assignee” shall not (x) include the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (y) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person).
“Eligible Core Portfolio Investment” means, on any date of determination, any Core
Portfolio Investment held by Borrower or its Subsidiaries that satisfies each of the following requirements:
(i)the Core Portfolio Investment is evidenced by Investment Documents (including, in the case of any Loan other than a Noteless Loan, an original promissory note) that have been duly authorized and that are in full force and effect and constitute the legal, valid and binding obligation of the Obligor of such Core Portfolio Investment to pay the stated amount of the Loan and interest thereon, and the related Investment Documents are enforceable against such Obligor in accordance with their respective terms, provided that the enforceability thereof is subject in each case to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally;
(ii)the Core Portfolio Investment was made in accordance with the terms of the
Investment Policies and arose in the ordinary course of the business of Borrower, or its
Subsidiary, as applicable;
(iii)such Core Portfolio Investment is a First Lien Investment, secured by a first priority (subject to Liens for “ABL” revolvers and other encumbrances that are expressly permitted to be senior under a first lien debt obligation; provided, that such Liens and other encumbrances, in the aggregate as of any date of determination, secure Debt for borrowed money in an amount equal to or less than EBITDA of the Borrower for the most recently ended trailing twelve month period), perfected security interest on a substantial portion of the assets of the
Obligor;
(iv)in the case of any Core Portfolio Investment that is not solely held by the
Borrower and/or its Subsidiaries, the terms and conditions of such Core Portfolio Investment provide the Borrower (and/or its Subsidiary, as applicable) with the right to vote to approve or deny any amendments, supplements, waivers or other modifications of such terms and conditions
(other than such routine amendments, supplements, waivers or other modifications as are permitted to be approved by the administrative agent only without the vote of the syndicate members);
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(v)the Core Portfolio Investment has an Eligible Investment Rating;
(vi)the Core Portfolio Investment is not a Defaulted Investment and no other interest or principal payments with respect to any Loan of the Obligor with respect to such Core Portfolio
Investment is more than 45 days past due;
(vii)the Obligor of such Core Portfolio Investment has executed all appropriate documentation required by the Borrower, or its Subsidiary, as applicable, in accordance with the
Investment Policies;
(viii)the Core Portfolio Investment, together with the Investment Documents related thereto, is a “general intangible”, an “instrument”, an “account”, or “chattel paper” within the meaning of the UCC of all jurisdictions that govern the perfection of the security interest granted therein;
(ix)all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making of such Core Portfolio Investment have been duly obtained, effected or given and are in full force and effect, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect on the value, validity or collectability of such Core Portfolio Investment;
(x)the Core Portfolio Investment is denominated and payable only in Dollars in the
United States;
(xi)the Core Portfolio Investment bears some current interest, which is due and payable no less frequently than quarterly;
(xii)the Core Portfolio Investment, together with the Investment Documents related thereto, does not contravene in any material respect any Applicable Laws (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no Obligor party thereto is in violation of any Applicable Laws or the terms and conditions of such Investment Documents, to the extent any such violation results in or would be reasonably likely to result in (a) an adverse effect upon the value or collectability of such Core
Portfolio Investment, (b) a material adverse change in, or a material adverse effect upon, any of
(1) the financial condition, operations, business or properties of the Obligor or any of its respective Subsidiaries, taken as a whole, (2) the rights and remedies of the Borrower or its
Subsidiary (as applicable)  under the Investment Documents, or the ability of the Obligor or any other loan party thereunder to perform its obligations under the Investment Documents to which it is a party, as applicable, taken as a whole, or (3) the collateral securing the Core Portfolio
Investment, or the Liens of the Borrower or its Subsidiary (as applicable) thereon or the priority of such Liens;
(xiii)the Core Portfolio Investment, together with the related Investment Documents, is fully assignable (and if such Investment is secured by a mortgage, deed of trust or similar lien on real property, and if requested by the Administrative Agent, an Assignment of Mortgage
executed in blank has been delivered to the Collateral Custodian); provided that, the Core
Portfolio Investment may contain the following restrictions on customary and market based
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terms: (a) restrictions pursuant to which assignments may be subject to the consent of the obligor or issuer or agent under the Core Portfolio Investment so long as the applicable provision also provides that such consent may not be unreasonably withheld, (b) customary restrictions in respect of minimum assignment amounts, (c) restrictions on transfer to parties that are not
“eligible assignees” within the customary and market based meaning of the term, and (d)
restrictions on transfer to the applicable obligor or issuer under the Core Portfolio Investment or its equity holders or financial sponsor entities or competitors or, in each case, their affiliates;
provided, further, that in the event that a Loan Party is a party to an intercreditor arrangement with other lenders thereof with payment rights or lien priorities that are junior or senior to the rights of such Loan Party, such Portfolio Investment may be subject to customary and market based rights of first refusal, rights of first offer and purchase rights in favor, in each case, of such other lenders thereof;
(xiv)the Core Portfolio Investment was documented and closed in accordance with the
Investment Policies, and, subject to Section 5.32, each original promissory note, if any, representing the portion of such Core Portfolio Investment payable to the Borrower or its
Subsidiary (as applicable), has been delivered to the Collateral Custodian or, in the case of a Pre-
Positioned Investment, held by a bailee on behalf of the Administrative Agent, in accordance with the provisions of Section 5.40;
(xv)the Core Portfolio Investment is free of any Liens and the interest of the
Borrower or its Subsidiary (as applicable) in all Related Property is free of any Liens other than
Liens permitted under the applicable Investment Documents and all filings and other actions required to perfect the security interest of the Administrative Agent on behalf of the Secured
Parties in the Core Portfolio Investment have been made or taken;
(xvi)no right of rescission, set off, counterclaim, defense or other material dispute has been asserted with respect to such Core Portfolio Investment;
(xvii)any Related Property with respect to such Core Portfolio Investment is insured in accordance with the Investment Policies;
(xviii)the primary business of the Obligor with respect to such Core Portfolio
Investment is not in the gaming, oil or gas exploration or nuclear waste industries;
(xix)the Core Portfolio Investment is not a loan or extension of credit made by the
Borrower or one of its Subsidiaries to an Obligor solely for the purpose of making any principal, interest or other payment on such Core Portfolio Investment necessary in order to keep such Core
Portfolio Investment from becoming delinquent;
(xx)such Core Portfolio Investment will not cause the Borrower (or its Subsidiary, as applicable) to be deemed to own 5.0% or more of the voting securities of any publicly registered issuer or any securities that are immediately convertible into or immediately exercisable or exchangeable for 5.0% or more of the voting securities of any publicly registered issuer;
(xxi)the financing of such Core Portfolio Investment by the Lenders does not contravene in any material respect Regulation U of the Federal Reserve Board, nor require the
Lenders to undertake reporting thereunder which it would not otherwise have cause to make;
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(xxii)such Core Portfolio Investment does not represent payment obligations relating to “put” rights relating to Margin Stock;
(xxiii)any taxes due and payable in connection with the making of such Core Portfolio
Investment have been paid and the Obligor has been given any assurances (including with respect to the payment of transfer taxes and compliance with securities laws) required by the Investment
Documents in connection with the making of the Investment;
(xxiv)the terms of the Core Portfolio Investment have not been amended or subject to a deferral or waiver the effect of which is to (A) reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal or (B) reduce the rate or extend the time of payment of interest (or any component thereof), in each case without  the consent of the Administrative Agent, not to be unreasonably withheld or delayed;
(xxv)such Core Portfolio Investment does not contain a confidentiality provision that restricts the ability of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights under the Loan Documents, including, without limitation, its rights to review the Core
Portfolio Investment, the related Investment File or the Borrower’s credit approval file in respect of such Core Portfolio Investment, unless the Administrative Agent and any Secured Party, as applicable, is permitted to avoid such restriction by agreeing to maintain the confidentiality of such information in accordance with the provisions of the Investment Documents and has agreed to the terms thereof;
(xxvi)the Obligor with respect to such Core Portfolio Investment is not (A) an Affiliate of the Borrower or any other Person whose investments are primarily managed by the Borrower or an Affiliate of the Borrower, unless (1) such Obligor is an Affiliate solely by reason of the
Borrower’s Portfolio Investment therein or Borrower’s other Portfolio Investments or (2) such
Core Portfolio Investment is expressly approved by the Administrative Agent (in its sole discretion) or (B) a Governmental Authority;
(xxvii)all information delivered by any Loan Party to the Administrative Agent with respect to such Core Portfolio Investment is true and correct in all material respects to the knowledge of such Loan Party;
(xxviii)such Core Portfolio Investment is not an Equity Security and does not by its terms permit the payment obligation of the Obligor thereunder to be converted into or exchanged for equity capital of such Obligor;
(xxix)the proceeds of such Core Portfolio Investment are not used to finance construction projects or activities in the form of a traditional construction loan where the only collateral for the loan is the project under construction and draws are made on the loan specifically to fund construction in progress;
(xxx)there is full recourse to the Obligor for principal and interest payments with respect to such Core Portfolio Investment; ~~and~~
(xxxi)such Core Portfolio Investment has a Net Senior Leverage Ratio of less than 5.5x on the date of acquisition thereof or it shall be identified as an LTV Investment; provided, that, if any Core Portfolio Investment on its date of acquisition was identified as an LTV Investment
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under the Existing Credit Agreement because such Core Portfolio Investment’s Net Senior
Leverage Ratio was equal to or greater than 5.0x but was less than 5.5x, then such Core Portfolio
Investment shall no longer be identified as an LTV Investment; provided, further, that, with respect to any Core Portfolio Investment which was previously identified as an LTV Investment, whether on its date of acquisition or otherwise, because such Core Portfolio Investment’s Net
Senior Leverage Ratio was equal to or greater than 5.5x (a) if subsequently such ratio decreases to a ratio less than 5.5x, then such Core Portfolio Investment shall no longer be identified as an
LTV Investment, and (b) if subsequently such ratio increases to a ratio equal to or greater than
5.5x, then such Core Portfolio Investment shall thereafter be identified as an LTV Investment~~.~~;
and
(xxxii)a Value Triggering Event related to the Core Portfolio Investment has not occurred and is continuing.
“Eligible Debt Security” means, on any date of determination, any Debt Security held by
Borrower or its Subsidiaries as a Portfolio Investment that meets the following conditions:
(i)the investment in the Debt Security was made in accordance with the terms of the Investment Policies applicable to “private placements”, “marketable securities”, “idle funds investments”;
(ii)the Debt Security has an Eligible Investment Rating;
(iii)a Value Triggering Event related to the Debt Security has not occurred and is continuing;
(iv)the Debt Security is not a Defaulted Investment and is not owed by an
Obligor that is subject to an Insolvency Event or as to which the Borrower (or its Subsidiary, as applicable) has received notice of an imminent Insolvency Event proceeding;
(v)the Obligor of such Debt Security has executed all appropriate documentation, if any, required in accordance with applicable Investment Policies;
(vi)the Debt Security, together with the Investment Documents related thereto (if any), is a “general intangible”, an “instrument”, an “account”, or “chattel paper”, within the meaning of the UCC of all jurisdictions that govern the perfection of the security interest granted therein;
(vii)all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the purchase of such Debt Security have been duly obtained, effected or given and are in full force and effect, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect on the value, validity or collectability of such Debt Security;
(viii)the Debt Security is denominated and payable only in Dollars in the
United States or territory thereof and the Primary Obligor is organized under the laws of, and maintains its chief executive office and principal residence in, the United States or territory thereof;
(ix)the Debt Security bears current all cash interest, which is due and payable no less frequently than semi-annually;
(x)the Obligor with respect to the Debt Security is not (A) an Affiliate of the
Borrower or any other Person whose investments are primarily managed by the Borrower or any
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Affiliate of the Borrower, unless such Debt Security is expressly approved by the Administrative
Agent (in its sole discretion), (B) a Governmental Authority (except in the case of a Debt
Security, with an Investment Grade Rating, issued by the United States of America or any state or municipality or other political subdivision of the United States of America) or (C) primarily in the business of gaming, oil or gas exploration or nuclear waste;
(xi)all information delivered by any Loan Party to the Administrative Agent with respect to such Debt Security is true and correct in all material respects to the knowledge of such Loan Party;
(xii)the proceeds of such Debt Security are not used to finance construction projects or activities in the form of a traditional construction loan where the only collateral for the loan is the project under construction and draws are made on the loan specifically to fund construction in progress;
(xiii)the Debt Security is a Quoted Investment;
(xiv)the Debt Security can be converted to Cash in 30 Business Days or fewer without a greater than ten percent (10%) reduction in the value of such Debt Security; and
(xv)such Debt Security has a Net Senior Leverage Ratio of less than 5.5x on the date of acquisition thereof or it shall be identified as an LTV Investment; provided, that, if any Debt Security on its date of acquisition was identified as an LTV Investment under the
Existing Credit Agreement because such Debt Security’s Net Senior Leverage Ratio was equal to or greater than 5.0x but was less than 5.5x, then such Debt Security shall no longer be identified as an LTV Investment; provided, further, that, with respect to any Debt Security which was previously identified as an LTV Investment, whether on its date of acquisition or otherwise, because such Debt Security’s Net Senior Leverage Ratio was equal to or greater than 5.5x (a) if subsequently such ratio decreases to a ratio less than 5.5x, then such Debt Security shall no longer be identified as an LTV Investment, and (b) if subsequently such ratio increases to a ratio equal to or greater than 5.5x, then such Debt Security shall thereafter be identified as an LTV Investment.
“Eligible Investment Grade Debt Security” means an Eligible Debt Security that has, as of the applicable date of determination of Value for such Eligible Debt Security, an Investment Grade
Rating.
“Eligible Investment Rating” means, as of any date of determination with respect to a
Portfolio Investment, an investment rating of “Grade 3” or better as determined in accordance with the
Investment Policies.
“Eligible Investments” means, collectively, Cash and Cash Equivalents, the Eligible
Quoted Senior Bank Loan Investments, the Eligible Investment Grade Debt Securities, the Eligible Core
Portfolio Investments, the Eligible Unquoted Senior Bank Loan Investments and the Eligible Non-
Investment Grade Debt Securities.
“Eligible Non-Investment Grade Debt Security” means an Eligible Debt Security that does not have, as of the applicable date of determination of Value for such Eligible Debt Security, an
Investment Grade Rating.
“Eligible Quoted Senior Bank Loan Investment” means an Eligible Senior Bank Loan
Investment that is a Quoted Investment.
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“Eligible Senior Bank Loan Investment” means, on any date of determination, any
Senior Bank Loan Investment of Borrower or its Subsidiaries that meets the following conditions:
(i)the Senior Bank Loan Investment is evidenced by Investment Documents that are in full force and effect and constitute the legal, valid and binding obligation of the Obligor of such Senior Bank Loan Investment to pay the stated amount of the Loan and interest thereon without right of rescission, set off, counterclaim or defense, and the related Investment
Documents are enforceable against such Obligor in accordance with their respective terms, provided that the enforceability thereof is subject in each case to general principles of equity
(regardless of whether such enforceability is considered in a proceeding in equity or at law) and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally, and, to the knowledge of the Borrower, are not the subject of any material dispute;
(ii)the Senior Bank Loan Investment was made in accordance with the terms of the
Investment Policies applicable to “middle market portfolio investments”, “private loan portfolio investments”, “marketable securities”, “idle funds investments” ;
(iii)such Senior Bank Loan Investment is secured by a first priority (subject to Liens for “ABL” revolvers and other encumbrances that are expressly permitted to be senior under a first lien debt obligation; provided, that such Liens and other encumbrances, in the aggregate as of any date of determination, secure Debt for borrowed money in an amount equal to or less than
EBITDA of the Borrower for the most recently ended trailing twelve month period), perfected security interest on a substantial portion of the assets of the respective Obligor(s);
(iv)the terms and conditions of such Senior Bank Loan Investment provide the
Borrower or its Subsidiary, as applicable, with the power to approve or deny any amendments, supplements, waivers or other modifications of such terms and conditions that would (i) increase the commitment or other obligations of the Borrower or its Subsidiary (as applicable) thereunder,
(ii) reduce the amount of, or defer the date fixed for any payment of, principal, interest or fees due or owing to Borrower or its Subsidiary (as applicable), or change the manner of application of any payments owing to Borrower or its Subsidiary (as applicable), under the Investment
Documents, (iii) change the percentage of lenders under such Senior Bank Loan Investment required to take any action under the applicable Investment Documents, (iv) release or substitute all or substantially all of the collateral held as security for, or release any guaranty given to support payment of the obligations of, the Obligor under the applicable Investment Documents;
(v)the Senior Bank Loan Investment has an Eligible Investment Rating;
(vi)the terms of the Senior Bank Loan Investment have not been amended or subject to a deferral or waiver the effect of which is to (A) reduce the amount (other than by reason of the repayment thereof) or, after giving effect to any applicable grace or cure period, extend the time for payment of principal or (B) reduce the rate or, after giving effect to any applicable grace or cure period, extend the time of payment of interest (or any component thereof), in each case without the consent of the Administrative Agent, not to be unreasonably withheld or delayed.
Notwithstanding the foregoing in this clause (vi), any refinancing, restructuring, or new Debt obligation that does not forgive or reduce any amount of the principal owing with respect to such existing Senior Bank Loan Investment and results from a syndication process by the lenders or administrative agent party to such Senior Bank Loan Investment shall be deemed a new Senior
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Bank Loan Investment for purposes of this clause (vi) and not an amendment, deferral or waiver of such existing Senior Bank Loan Investment;
(vii)a Value Triggering Event related to the Senior Bank Loan Investment has not occurred and is continuing;
(viii)the Senior Bank Loan Investment is not a Defaulted Investment and is not owed by an Obligor that is subject to an Insolvency Event or as to which the Borrower has received notice of an imminent Insolvency Event proceeding;
(ix)the Obligor of such Senior Bank Loan Investment has executed all appropriate documentation required in accordance with applicable Investment Policies;
(x)the Senior Bank Loan Investment, together with the Investment Documents related thereto, is a “general intangible”, an “instrument”, an “account”, or “chattel paper”, within the meaning of the UCC of all jurisdictions that govern the perfection of the security interest granted therein;
(xi)all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making of such Senior Bank Loan Investment have been duly obtained, effected or given and are in full force and effect, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect on the value, validity or collectability of such Senior Bank Loan Investment;
(xii)the Senior Bank Loan Investment is denominated and payable only in Dollars in the United States or territory thereof and the Primary Obligor is organized under the laws of, and maintains its chief executive office and principal residence in, the United States or territory thereof;
(xiii)the Senior Bank Loan Investment bears current interest, which is due and payable no less frequently than semi-annually;
(xiv)the Senior Bank Loan Investment, together with the Investment Documents related thereto, does not contravene in any material respect any Applicable Laws and with respect to which no Obligor is in violation of any Applicable Laws or the terms and conditions of such
Investment Documents, to the extent any such violation results in or would be reasonably likely to result in (a) an adverse effect upon the value or collectability of such Senior Bank Loan
Investment or (b) a material adverse change in, or a material adverse effect upon, any of (1) the financial condition, operations, business or properties of the Obligor or any of its respective
Subsidiaries, taken as a whole, (2) the rights and remedies of the Borrower or its Subsidiary (as applicable) under the Investment Documents, or the ability of the Obligor or any other loan party thereunder to perform its obligations under the Investment Documents to which it is a party, as applicable, taken as a whole, or (3) the collateral securing the Senior Bank Loan Investment, or the Liens thereon or the priority of such Liens;
(xv)the Senior Bank Loan Investment, together with the related Investment
Documents, is fully assignable subject to the customary right of the obligor in a syndicated loan or credit facility to consent to an assignment (which consent shall not be unreasonably withheld)
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prior to an event of default under such Senior Bank Loan Investment and the customary right in a syndicated loan or credit facility of the administrative agent under such syndicated loan or credit facility to consent to the assignment (which consent shall not be unreasonably withheld);
provided that, the Senior Bank Loan Investment may contain the following restrictions on customary and market based terms: (a) restrictions pursuant to which assignments may be subject to the consent of the obligor or issuer or agent under the Senior Bank Loan Investment so long as the applicable provision also provides that such consent may not be unreasonably withheld, (b)
customary restrictions in respect of minimum assignment amounts, (c) restrictions on transfer to parties that are not “eligible assignees” within the customary and market based meaning of the term, and (d) restrictions on transfer to the applicable obligor or issuer under the Senior Bank
Loan Investment or its equity holders or financial sponsor entities or competitors or, in each case, their affiliates; provided, further, that in the event that a Loan Party is a party to an intercreditor arrangement with other lenders thereof with payment rights or lien priorities that are junior or senior to the rights of such Loan Party, such Portfolio Investment may be subject to customary and market based rights of first refusal, rights of first offer and purchase rights in favor, in each case, of such other lenders thereof;
(xvi)the Senior Bank Loan Investment was documented and closed in accordance with applicable Investment Policies, and, subject to Section 5.32, each original promissory note, if any, representing the portion of such Senior Bank Loan Investment payable to the Borrower or its
Subsidiary (as applicable) has been delivered to the Collateral Custodian;
(xvii)the Senior Bank Loan Investment is free of any Liens and the interest of the
Borrower or its Subsidiary (as applicable) in all Related Property is free of any Liens other than
Liens permitted under the applicable Investment Documents and all filings and other actions required to perfect the security interest of the Administrative Agent on behalf of the Secured
Parties in the Senior Bank Loan Investment have been made or taken;
(xviii)any Related Property with respect to such Senior Bank Loan Investment is insured in accordance with the applicable Investment Documents;
(xix)such Senior Bank Loan Investment will not cause the Borrower or any of its
Subsidiaries (as applicable) to be deemed to own 5.0% or more of the voting securities of any publicly registered issuer or any securities that are immediately convertible into or immediately exercisable or exchangeable for 5.0% or more of the voting securities of any publicly registered issuer;
(xx)the financing of such Senior Bank Loan Investment by the Lenders does not contravene in any material respect Regulation U of the Federal Reserve Board, nor require the
Lenders to undertake reporting thereunder which it would not otherwise have cause to make and such Senior Bank Loan Investment does not represent payment obligations relating to “put” rights relating to Margin Stock;
(xxi)any taxes due and payable in connection with the making of such Senior Bank
Loan Investment have been paid and the Obligor has been given any assurances (including with respect to the payment of transfer taxes and compliance with securities laws) required by the
Investment Documents in connection with the making of the Investment;
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(xxii)such Senior Bank Loan Investment does not contain a confidentiality provision that restricts the ability of the Administrative Agent (assuming the Administrative Agent agrees to be bound by the terms of the applicable confidentiality provision), on behalf of the Secured
Parties, to exercise its rights under the Loan Documents, including, without limitation, its rights to review the Senior Bank Loan Investment, the related Investment File or the Borrower’s credit approval file in respect of such Senior Bank Loan Investment, unless the Administrative Agent and any Secured Party, as applicable, is permitted to avoid such restriction by agreeing to maintain the confidentiality of such information in accordance with the provisions of the
Investment Documents and has agreed to the terms thereof;
(xxiii)the Obligor with respect to such Senior Bank Loan Investment is not (A) an
Affiliate of the Borrower or any other Person whose investments are primarily managed by the
Borrower or any Affiliate of the Borrower, unless such Senior Bank Loan Investment is expressly approved by the Administrative Agent (in its sole discretion), (B) a Governmental Authority or
(C) primarily in the business of gaming, oil or gas exploration or nuclear waste;
(xxiv)all information delivered by any Loan Party to the Administrative Agent with respect to such Senior Bank Loan Investment is true and correct in all material respects to the knowledge of such Loan Party;
(xxv)such Senior Bank Loan Investment is not (A) any type of bond, whether high yield or otherwise, or any similar financial interest, (B) an Equity Security and does not by its terms permit the payment obligation of the Obligor thereunder to be converted into or exchanged for equity capital of such Obligor or (C) a participation interest;
(xxvi)the proceeds of such Senior Bank Loan Investment are not used to finance construction projects or activities in the form of a traditional construction loan where the only collateral for the loan is the project under construction and draws are made on the loan specifically to fund construction in progress;
(xxvii)there is full recourse to the Obligor for principal and interest payments with respect to such Senior Bank Loan Investment; and
(xxviii)such Senior Bank Loan Investment has a Net Senior Leverage Ratio of less than
5.5x on the date of acquisition thereof or it shall be identified as an LTV Investment; provided, that, if any Senior Bank Loan Investment on its date of acquisition was identified as an LTV
Investment under the Existing Credit Agreement because such Senior Bank Loan Investment’s
Net Senior Leverage Ratio was equal to or greater than 5.0x but was less than 5.5x, then such
Senior Bank Loan Investment shall no longer be identified as an LTV Investment; provided, further, that, with respect to any Senior Bank Loan Investment which was previously identified as an LTV Investment, whether on its date of acquisition or otherwise, because such Senior Bank
Loan Investment’s Net Senior Leverage Ratio was equal to or greater than 5.5x (a) if subsequently such ratio decreases to a ratio less than 5.5x, then such Senior Bank Loan
Investment shall no longer be identified as an LTV Investment, and (b) if subsequently such ratio increases to a ratio equal to or greater than 5.5x, then such Senior Bank Loan Investment shall thereafter be identified as an LTV Investment.
“Eligible Unquoted Senior Bank Loan Investment” means an Eligible Senior Bank
Loan Investment that is an Unquoted Investment.
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“Environmental Authority” means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.
“Environmental Authorizations” means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of a Loan Party or any Subsidiary of a Loan Party required by any Environmental Requirement.
“Environmental Judgments and Orders” means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.
“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, groundwater or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.
“Environmental Liabilities” means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.
“Environmental Notices” means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental
Requirement, including without limitation any complaints, citations, demands or requests from any
Environmental Authority or from any other person or entity for correction of any violation of any
Environmental Requirement or any investigations concerning any violation of any Environmental
Requirement.
“Environmental Proceedings” means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.
“Environmental Releases” means releases as defined in CERCLA or under any applicable federal, state or local environmental law or regulation and shall include, in any event and without limitation, any release of petroleum or petroleum related products.
“Environmental Requirements” means any legal requirement relating to health, safety or the environment and applicable to a Loan Party, any Subsidiary of a Loan Party or the Properties,
including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.
“Equity Security” means any equity security or other obligation or security that does not entitle the holder thereof to receive periodic payments of interest and one or more installments of principal.
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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law and all rules and regulations from time to time promulgated thereunder.  Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.
“Euro-Dollar Advance” means, with respect to any Advance, such Advance during the
Interest Period when such Advance bears or is to bear interest at a rate based upon ~~Adjusted~~ Term SOFR.
“Euro-Dollar Borrowing” has the meaning set forth in the definition of “Borrowing”.
“Event of Default” has the meaning set forth in Section 6.01.
“EverBank” ~~means EverBank Commercial Finance, Inc., a Delaware corporation~~shall have the meaning set forth in the preamble hereto.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Hedging
Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Hedging Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity
Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such
Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the
Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Hedging Obligation.  If a
Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which such
Guarantee or security interest is or becomes illegal.
“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder,
(a) taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any
Lender, in which its applicable Lending Office is located, or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding Tax that is imposed on amounts payable to or for the account of such Lender with respect to such Lender’s interest in a loan or commitment under a Loan
Document pursuant to a law in effect on the date on which such Lender (i) acquires an interest in the  loan or commitment, or (ii) designates a new Lending Office, except in each case to the extent that such
Lender (or its assignor, if any) was entitled, immediately before the designation of a new Lending Office
(or assignment), to receive additional amounts from the Borrower pursuant to Section 2.12(e), (c) is attributable to such Lender’s failure (other than as a result of a Change in Law) to comply with Section
2.12(e)(vi), and (d) any U.S. federal withholding Taxes imposed under FATCA.
“FATCA” means Sections 1471 through 1474 of the Code, as such sections are in force as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.
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“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.
“Federal Funds Rate” means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight
Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business
Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding
Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to
~~TIAA~~EverBank on such day on such transactions as determined by the Administrative Agent.
“Federal Reserve Bank of New York’s Website” means the website of the Federal
Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System.
“Fifth Amendment Effective Date” shall mean July 27, 2021.
“Final Maturity Date” means ~~March 1, 2026~~May 8, 2029 or, upon an exercise of the extension option in accordance with Section 2.15 hereof, the date one year following the Termination
Date.
“First Lien Investment” means a Portfolio Investment constituting a Debt obligation
(other than a Senior Bank Loan Investment) that is secured by the pledge of collateral and which has the most senior pre-petition priority (subject to Liens for “ABL” revolvers and other encumbrances that are expressly permitted to be senior under a first lien debt obligation; provided, that such Liens and other encumbrances, in the aggregate as of any date of determination, secure Debt for borrowed money in an amount equal to or less than EBITDA of the Borrower for the most recently ended trailing twelve month period) in any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings.
“Fiscal Quarter” means any fiscal quarter of the Borrower.
“Fiscal Year” means any fiscal year of the Borrower.
“Flood Laws” shall mean all Applicable Laws relating to policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform
Act of 1994 and other Applicable Laws related thereto.
“Floor” means 0.0% per annum.
“Foreclosed Subsidiary” shall mean any Person that becomes a direct or indirect
Subsidiary of the Borrower (other than a Structured Subsidiary or an Immaterial Subsidiary) solely as a result of the Borrower or any other Subsidiary of the Borrower acquiring the Capital Securities of such
Person, through a bankruptcy, foreclosure or similar proceedings, with the intent to sell or transfer all of the Capital Securities of such Person; provided, that, in the event that the Borrower or such Subsidiary
(other than a Structured Subsidiary or an Immaterial Subsidiary) of the Borrower is unable to sell all of the Capital Securities of such Person within 180 days after the Borrower or such Subsidiary (other than a
Structured Subsidiary or an Immaterial Subsidiary) of the Borrower acquires the Capital Securities of
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such Person, such Person shall no longer be considered a “Foreclosed Subsidiary” for purposes of this
Agreement.
“Foreign Lender” means any Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code).
“Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.
“Fronting Exposure” means, at any time there is a Defaulting Lender, such Defaulting
Lender’s Applicable Percentage of outstanding Swing Advances made by the Swingline Lender other than Swing Advances as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP” means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.
“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government
(including any supra-national bodies exercising such powers or functions, such as the European Union or the European Central Bank).
“Guarantee” by any Person means any obligation, contingent or otherwise, of such
Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such
Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such
Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-
well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include (x) endorsements for collection or deposit in the ordinary course of business or (y) customary indemnification agreements entered into in the ordinary course of business, provided that such indemnification obligations are unsecured, such Person has determined that liability thereunder is remote and such indemnification obligations are not the functional equivalent of the guaranty of a payment obligation of the primary obligor.  The term “Guarantee” used as a verb has a corresponding meaning.
“Guaranteed Obligations” means the Obligations, including without limitation, any and all liabilities, indebtedness and obligations of any and every kind and nature, heretofore, now or hereafter owing, arising, due or payable from the Borrower to one or more of the Lenders, the Hedge
Counterparties, any Secured Party, the Administrative Agent, or any of them, arising under or evidenced by this Agreement, the Notes, the Collateral Documents or any other Loan Document;  provided,
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however, that “Guaranteed Obligations” shall not, as to any Guarantor, include any Excluded Swap
Obligations of such Guarantor.
“Guarantors” means, collectively, MSC Equity Holding, LLC, AFG Capital Equity
Holdings, LLC, Stavig Equity Holdings, LLC, Mystic Logistics Investments, LLC, MSC Equity Holding
II, Inc., MSC California Holdings LP, HMS Funding I LLC and all direct and indirect Subsidiaries of the
Borrower or Guarantors acquired, formed or otherwise in existence after the Sixth Amendment Effective
Date and required to become a Guarantor pursuant to Section 5.28. It is understood and agreed that, subject to Section 5.28, no Structured Subsidiary or Immaterial Subsidiary shall be required to be a
Guarantor as long as it remains a Structured Subsidiary or Immaterial Subsidiary, as applicable, as defined and described herein.
“Hazardous Materials” includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. §6901 et seq. and its
implementing regulations and amendments, or in any applicable state or local law or regulation, (b) any
“hazardous substance”, “pollutant” or “contaminant”, as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including crude oil or any fraction thereof, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.
“Hedge Counterparty” means any Lender that provides the initial funding of any
Revolver Commitment on the Restatement Date or the Sixth Amendment Effective Date or any
Additional Lender that provides the funding of a Revolver Commitment on any Commitment Increase
Date (but not any assignee of any of the foregoing Lenders) which Lender or Additional Lender has provided the Administrative Agent with a fully executed designation notice substantially in the form of
Schedule A – Designation Notice, or any of their respective Affiliates, in each case solely until such
Person has assigned all of its interests under this Agreement, that enters into a Hedging Agreement with any Loan Party that is permitted by Section 5.35.
“Hedge Transaction” of any Person shall mean any transaction (including an agreement with respect thereto) now existing or hereafter entered into by such Person that is a rate swap, basis swap, forward rate transaction, commodity swap, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collateral transaction, forward transaction, currency swap transaction, cross-
currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.
“Hedging Agreement” means each agreement or amended and restated agreement between any Loan Party and a Hedge Counterparty that governs one or more Hedge Transactions entered into pursuant to Section 5.35, which agreement shall consist of a “Master Agreement” in a form published by the International Swaps and Derivatives Association, Inc., together with a “Schedule”
thereto in the form the Administrative Agent shall approve in writing, and each “Confirmation”
thereunder confirming the specific terms of each such Hedge Transaction.
“Hedging Obligations” of any Person shall mean any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired under (i) any and all Hedge Transactions, (ii) any and all cancellations, buy backs, reversals, terminations
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or assignments of any Hedge Transactions and (iii) any and all renewals, extensions and modifications of any Hedge Transactions and any and all substitutions for any Hedge Transactions.
“Immaterial Subsidiaries” means those Subsidiaries of the Borrower that are
“designated” as Immaterial Subsidiaries by the Borrower from time to time (it being understood that the
Borrower may at any time change any such designation); provided that such designated Immaterial
Subsidiaries shall collectively meet all of the following criteria as of the date of the most recent balance sheet required to be delivered pursuant to Section 5.01: (a) (i) the assets of such Subsidiary as of such date does not exceed an amount equal to 0.5% of the consolidated assets of the Borrowers and its Subsidiaries as of such date and (ii) the aggregate assets of such Subsidiaries and their Subsidiaries (on a consolidated basis) as of such date do not exceed an amount equal to 5% of the consolidated assets of the Borrower and its Subsidiaries as of such date; and (b) (i) the revenues of such Subsidiary for the fiscal quarter ending on such date does not exceed an amount equal to 0.5% of the consolidated revenues of the Borrower and its
Subsidiaries for such period and (ii) the aggregate revenues of such Subsidiaries and their Subsidiaries
(on a consolidated basis) for the fiscal quarter ending on such date do not exceed an amount equal to 5%
of the consolidated revenues of the Borrower and its Subsidiaries for such period.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan
Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Industry Classification Group” means any of the industry group classification groups that are currently in effect by Moody’s or may be subsequently established by Moody’s and provided by the Borrower to the Lenders.
“Information” has the meaning, for purposes of Section 9.09, specified in such Section
9.09.
“Insolvency Event” means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain undischarged, unvacated, undismissed and unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such
Person in furtherance of any of the foregoing.
“Insolvency Laws” means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.
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“Interest Coverage Ratio” means the ratio of Consolidated EBITDA to Consolidated
Interest Expense.
“Interest Payment Date” means the fifth (5th) day of each month for both ABR
Borrowings and Euro-Dollar Borrowings, or, if any such day is not a Business Day, the next succeeding
Business Day.
“Interest Period” means, with respect to (i) the Interest Payment Date on April 5, 2020, the period from and including February 28, 2020 through and including March 31, 2020, and (ii) any
Interest Payment Date thereafter, the period from and including the first calendar day of the month through and including the last calendar day of the month.
“Internal Control Event” means a material weakness in, or fraud that involves management of the Borrower or Adviser, which fraud has a material effect on the Borrower’s internal controls over public reporting.
“Investment” means any investment in any Person, whether by means of (i) purchase or acquisition of all or substantially all of the assets of such Person (or of a division or line of business of such Person), (ii) purchase or acquisition of obligations or securities of such Person, (iii) capital contribution to such Person, (iv) loan or advance to such Person, (v) making of a time deposit with such
Person, (vi) Guarantee or assumption of any obligation of such Person or (vii) by any other means.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“Investment Documents” means, with respect to any Core Portfolio Investment or any
Senior Bank Loan Investment, any related loan agreement, security agreement, mortgage, assignment, all guarantees, note purchase agreement, intercreditor and/or subordination agreements, and UCC financing statements and continuation statements (including amendments or modifications thereof) executed by the
Obligor thereof or by another Person on the Obligor’s behalf in respect of such Core Portfolio Investment or Senior Bank Loan Investment and any related promissory note, including, without limitation, general or limited guaranties and, if requested by the Administrative Agent, for each Core Portfolio Investment secured by real property by a mortgage document, an Assignment of Mortgage, and for all Core Portfolio
Investments or Senior Bank Loan Investments with a promissory note, an assignment thereof (which may be by allonge), in blank, signed by an officer of the Borrower.
“Investment File” means, as to any Core Portfolio Investments, those documents that are delivered to or held by the Collateral Custodian pursuant to the Custodial Agreement.
“Investment Grade Rating” means, as of any date of determination with respect to an
Investment, such Investment has a rating of at least Baa3 from Moody’s Investors Service, BBB- from
Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. or BBB- from Fitch Ratings Ltd.
“Investment Policies” means those investment objectives, policies and restrictions of the
Borrower as in effect on the Sixth Amendment Effective Date as delivered to the Administrative Agent and as later described in Borrower’s annual reports on Form 10K and other filings as filed with the
Securities and Exchange Commission, and any modifications or supplements as may be adopted by the
Borrower from time to time in accordance with this Agreement.
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“ISDA Definitions” means the 2006 ISDA Definitions published by the International
Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“Joinder Agreement” means a Joinder and Reaffirmation Agreement substantially in the form of Exhibit I.
“Largest Industry Classification Group” means, as of any date of determination, after giving effect to Advance Rates, the single Industry Classification Group to which a greater portion of the
Borrowing Base has been assigned than any other single Industry Classification Group.
“Lender” means (a) the Swingline Lender and its successors and assigns and (b) each lender listed on the signature pages hereof as having a Revolver Commitment and such other Persons who may from time to time acquire a Revolver Commitment in accordance with the terms of this Agreement
(as amended and from time to time in effect), and their respective successors and assigns.
“Lending Office” means, as to each Lender, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Lender may hereafter designate as its Lending Office by notice to the Borrower and the
Administrative Agent.
“Lien” means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing.  For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset
(and, for the avoidance of doubt, in the case of Investments that are loans or other debt obligations, customary restrictions on assignments or transfers thereof pursuant to the underlying documentation of such Investment shall not be deemed to be a “Lien” and in the case of Investments that are securities, excluding customary drag-along, tag-along, right of first refusal, restrictions on assignments or transfers and other similar rights in favor of one or more equity holders of the same issuer).
“Liquidity” means at any time the aggregate Cash, Cash Equivalents and Eligible Debt
Securities of the Borrower and the Guarantors.
“Loan” means any loan arising from the extension of credit to an Obligor by the
Borrower in the ordinary course of business of the Borrower.
“Loan Documents” means this Agreement, the Notes, the Collateral Documents, the
Hedging Agreements, any other document evidencing or securing the Advances, the Custodial
Agreement, and any other document or instrument delivered from time to time in connection with this
Agreement, the Notes, the Collateral Documents, the Hedging Agreements, the Advances, as such documents and instruments may be amended or supplemented from time to time.
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“Loan Fund Joint Venture” means any entity to which the Administrative Agent granted its prior written consent in its sole discretion, so long as it is a Person in which a Loan Party directly or indirectly owns Permitted Capital Securities but for which no Loan Party, acting alone or in concert with the other Loan Parties, has the power to elect a majority of the board of directors or other managers and that satisfies the following requirements:
(a)the financial statements of such Person are not consolidated with the financial statements of any Loan Party;
(b)no Loan Party’s interest in such Person such Person is an Eligible Investment;
(c)such Person is formed and operated primarily for the purpose of originating and acquiring loan assets; and
(d)except for the obligation to make any capital call commitment of a Loan Party to such Person that is not prohibited by Section 5.13 hereof,
(i)no portion of the Debt or any other obligations (contingent or otherwise)
of such Person (A) is Guaranteed by any Loan Party, (B) is recourse to or obligates any
Loan Party in any way or (C) subjects any property of any Loan Party, directly or indirectly, contingently or otherwise, to the satisfaction thereof;
(ii)no Loan Party has any material contract, agreement, arrangement or understanding with such Person other than on terms no less favorable to such Loan Party than those that might be obtained at the time from Persons that are not Affiliates of any
Loan Party; and
(iii)no Loan Party has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results.
“Loan Parties” means collectively the Borrower and each Guarantor that is now or hereafter a party to any of the Loan Documents.
“LTV Investment” means any Investment that (a) (i) does not include a financial covenant based on debt to EBITDA, debt to EBIT or a similar multiple of debt to operating cash flow, (ii)
is designated as an LTV Investment by the Borrower at the time of its acquisition thereof and (iii) relies on a borrowing base computation as part of the underlying credit approval or (b) that is identified as an
LTV Investment pursuant to clause (xxxi) of the definition of “Eligible Core Portfolio Investment”, clause (xv) of the definition of “Eligible Debt Security” or clause (xxviii) of the definition of “Eligible
Senior Bank Loan Investment”.
“Margin Stock” means “margin stock” as defined in Regulations T, U or X of the
Federal Reserve Board, as in effect from time to time, together with all official rulings and interpretations issued thereunder.
“Material Adverse Effect” means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material
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adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of the Loan Parties and any of their respective Subsidiaries (other than the
Immaterial Subsidiaries), taken as a whole (excluding in any case a decline in the net asset value of the
Borrower or a change in general market conditions or values of the Investments), (b) the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents, or the ability of the
Borrower and the other Loan Parties, taken as a whole, to perform their obligations under the Loan
Documents, or (c) the legality, validity or enforceability of any Loan Document or (d) the Collateral, or
the Administrative Agent’s Liens for the benefit of the Secured Parties on the Collateral or the priority of such Liens.
“Material Contract” has the meaning given such term in Section 4.33.
“Maximum Lawful Rate” means the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by the Lenders in accordance with the applicable laws of the State of New York (or applicable United States federal law to the extent that such law permits the
Lenders to contract for, charge, take, receive or reserve a greater amount of interest than under New York law).
“Maximum Portfolio Advance Rate” means seventy-two and one-half percent (72.5%).
“Minimum Liquidity Requirement” has the meaning given such term in Section 5.04.
“Mortgage” means, collectively any fee simple and leasehold mortgages, deeds of trust and deeds to secure debt by the Borrower, whether now existing or hereafter in effect, in form and content reasonably satisfactory to the Administrative Agent and in each case granting a Lien to the Administrative
Agent (or a trustee for the benefit of the Administrative Agent) for the benefit of the Secured Parties in
Collateral constituting real property (including certain real property leases) and related personalty, as such documents may be amended, modified or supplemented from time to time.
“Mortgaged Property” means, collectively, any Mortgaged Property (as defined in any
Mortgage) covering the Properties.
“Mortgaged Property Security Documents” means collectively, any Mortgage and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or any Subsidiary grants or conveys to the Administrative Agent and the Secured
Parties a Lien in, or any other Person acknowledges any such Lien in, real property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time.
“Multiemployer Plan” has the meaning set forth in Section 4001(a)(3) of ERISA.
“Net Assets” means, at any time, the net assets of the Borrower and its Consolidated
Subsidiaries that are Guarantors, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP.
“Net Cash Proceeds” means, with respect to any sale or disposition by Borrower, or any receipt of insurance or condemnation proceeds received or paid to the account of Borrower (in each case, which requires a payment of the Advances under Section 2.11(d)), an amount equal to (x) the sum of
Cash and Cash Equivalents received in connection with such transaction minus (y) the sum of (i) the
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principal amount of any Debt that is secured by the applicable asset and that is required to be (and is)
repaid in connection with such transaction (other than Debt under the Loan Documents), (ii) the reasonable out-of-pocket fees, costs and expenses incurred by the Borrower or its Subsidiaries in connection with such transaction, (iii) the Taxes paid or reasonably estimated to be actually payable within two years of the date of the relevant transaction in connection with such transaction; provided that, if the amount of any estimated Taxes pursuant to clause (iii) exceeds the amount of Taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds (as of the date Borrower determines such excess exists), (iv) any reasonable costs, fees, commissions, premiums and expenses incurred by the Borrower or any of its Subsidiaries in connection with such sale or disposition, as applicable, and (v) reserves for indemnification, purchase price adjustments or analogous arrangements reasonably estimated by Borrower or any relevant
Subsidiary in connection with such sale or disposition, as applicable; provided that, if the amount of any estimated reserves pursuant to this clause (v) exceeds the amount actually required to be paid in cash in respect of indemnification, purchase price adjustments or analogous arrangements for such sale or disposition, as applicable, the aggregate amount of such excess shall constitute Net Cash Proceeds (as of the date Borrower determines such excess exists).
“Net Senior Leverage Ratio” means with respect to a Core Portfolio Investment, Debt
Security or a Senior Bank Loan Investment (in each case, other than LTV Investments (other than those identified as LTV Investments pursuant to clause (xxxi) of the definition of “Eligible Core Portfolio
Investment”, clause (xv) of the definition of “Eligible Debt Security” or clause (xxviii) of the definition of
“Eligible Senior Bank Loan Investment”)) either (a) the “Net Senior Leverage Ratio” or comparable definition set forth in the underlying Investment Documents for such Core Portfolio Investment, Debt
Security or Senior Bank Loan Investment, or (b) in the case of any Core Portfolio Investment, Debt
Security or Senior Bank Loan Investment with respect to which the related Investment Documents do not include a definition of “Net Senior Leverage Ratio” or comparable definition, the ratio of (i) the Senior
Debt (including, without limitation, such Core Portfolio Investment, Debt Security or Senior Bank Loan
Investment) of the applicable Obligor as of the date of determination minus the amount of unrestricted cash and cash equivalents of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower in good faith.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all affected Lenders in accordance with the terms of
Section 9.05 and (ii) has been approved by the Required Lenders.
“Noteless Loan” means a Core Portfolio Investment or a Senior Bank Loan Investment
with respect to which (i) the underlying Investment Documents do not require the Obligor to execute and deliver a promissory note to evidence the indebtedness created under such Core Portfolio Investment or
Senior Bank Loan Investment; and (ii) no Loan Party nor any Subsidiary of a Loan Party has requested or received a promissory note from the related Obligor.  Except as approved by the Administrative Agent in writing, no Loan Party nor any Subsidiary of a Loan Party shall request or receive a promissory note or other instrument from any Obligor in connection with a Noteless Loan.
“Notes” means collectively the Revolver Notes, the Swing Advance Note and any and all
amendments, consolidations, modifications, renewals, substitutions and supplements thereto or replacements thereof.  “Note” means any one of such Notes.
“Notice of Borrowing” has the meaning set forth in Section 2.02.
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“Notice of Continuation or Conversion” has the meaning set forth in Section 2.03.
“Obligations” means the collective reference to all of the following indebtedness obligations and liabilities: (a) the due and punctual payment by the Borrower of: (i) the principal of and interest on the Advances (including without limitation, any and all Revolver Advances), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and any renewals, modifications or extensions thereof, in whole or in part; (ii) each payment required to be made by the Borrower under this Agreement when and as due, including payments in respect of reimbursement of disbursements, interest thereon, and obligations, if any, to provide cash collateral and any renewals, modifications or extensions thereof, in whole or in part; and (iii) all other monetary obligations of the
Borrower to the Secured Parties under this Agreement and the other Loan Documents to which the
Borrower is or is to be a party and any renewals, modifications or extensions thereof, in whole or in part;
(b) the due and punctual performance of all other obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is or is to be a party, and any renewals, modifications or extensions thereof, in whole or in part; (c) the due and punctual payment (whether at the stated
maturity, by acceleration or otherwise) of all obligations (including any and all Hedging Obligations arising under the Hedging Agreements and obligations which, but for the automatic stay under Section
362(a) of the Bankruptcy Code, would become due), indebtedness and liabilities of the Borrower, now existing or hereafter incurred under, arising out of or in connection with any and all Hedging Agreements and any renewals, modifications or extensions thereof (including, all obligations, if any, of the Borrower as guarantor under the Credit Agreement in respect of Hedging Agreements), and the due and punctual performance and compliance by the Borrower with all of the terms, conditions and agreements contained in any Hedging Agreement and any renewals, modifications or extensions thereof; (d) the due and punctual payment and performance of all indebtedness, liabilities and obligations of any one or more of the Borrower and Guarantors arising out of or relating to any Bank Products; (e) the due and punctual payment and performance of all indebtedness, liabilities and obligations of any one or more of the
Borrower and Guarantors arising out of or relating to any Cash Management Services; and (f) the due and
punctual payment and performance of all obligations of each of the Guarantors under the Credit
Agreement and the other Loan Documents to which they are or are to be a party and any and all renewals, modifications or extensions thereof, in whole or in part; provided, that the term “Obligations” with respect to any Guarantor shall exclude, in all cases, any Excluded Swap Obligations of such Guarantor.
“Obligor” means, with respect to any Portfolio Investment, the Person or Persons obligated to make payments pursuant to such Portfolio Investment, including any guarantor thereof.
“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the
Treasury.
“Officer’s Certificate” has the meaning set forth in Section 3.01(e).
“Operating Documents” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the bylaws, operating agreement, partnership agreement, limited partnership agreement, shareholder agreement or other applicable documents relating to the operation, governance or management of such entity.
“Organizational Action” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, any corporate, organizational or partnership action (including any
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required shareholder, member or partner action), or other similar official action, as applicable, taken by such entity.
“Organizational Documents” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, articles of organization, certificate of limited partnership or other applicable organizational or charter documents relating to the creation of such entity.
“Other Connection Taxes” means, with respect to the Administrative Agent, any
Lender, or any other recipient of any payment to be made by or on account of any obligation of the
Borrower hereunder, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to a Loan
Document, or sold or assigned an interest in any Loan Document).
“Other Taxes” means all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made following a request by the
Borrower pursuant to this Agreement).
“Participant” has the meaning assigned to such term in clause (d) of Section 9.07.
“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
“Permitted Capital Securities” shall mean, with respect to any Loan Fund Joint
Venture, Capital Securities owned by a Loan Party in an amount not to exceed an amount determined by the Administrative Agent in its sole discretion.
“Permitted Encumbrances” means Liens described in Section 5.14.
“Permitted Adviser Loan” means any Indebtedness for borrowed money of any Loan
Party that (a) is owed to the Adviser or any Affiliate thereof, (b) has no mandatory amortization prior to, and a final maturity date not earlier than, six months after the Final Maturity Date, (c) is permitted by the
Investment Company Act, (d) is not secured by any property or assets (whether of any Loan Party or any other Person), (e) is on terms and conditions not materially less favorable to such Loan Party than could be obtained on an arm’s-length basis from unrelated third parties, (f) is on terms and conditions that are not materially more restrictive upon such Loan Party, while any Commitments or Loans are outstanding hereunder, than those set forth in this Agreement with respect to such Loan Party and (g) the Borrower has elected to be treated as a Permitted Adviser Loan by giving written notice of such election to the
Administrative Agent.
“Permitted Policy Amendment” means any change, alteration, expansion, amendment, modification, termination, restatement or replacement of the Investment Policies that is one of the following: (a) approved in writing by the Administrative Agent (with the consent of the Required
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Lenders), (b) required by applicable law, rule, regulation or Governmental Authority, or (c) in whole or in part that has not or would not reasonably be expected to adversely affect the interests or remedies of the
Administrative Agent or the Secured Parties under this Agreement or any Loan Document (for the avoidance of doubt, no change, alteration, expansion, amendment, modification, termination or restatement of the Investment Policies shall be deemed “adverse” if investment size proportionately increases as the size of the Borrower’s capital base changes).
“Person” means a natural person, a corporation, a limited liability company, a partnership (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a Governmental Authority.
“Plan” means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either
(i) maintained by a member of the Controlled Group for employees of any member of the Controlled
Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.
“Platform” means any electronic system, including Intralinks®, ClearPar® and any other internet or extranet-based site, whether such electronic system is owned, operated or hosted by the
Administrative Agent or any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.
“Pledge Agreement” means the Amended and Restated Equity Pledge Agreement, dated as of the Closing Date, substantially in the form of Exhibit K, pursuant to which Borrower and, if applicable, Guarantors pledge to the Administrative Agent for the benefit of the Secured Parties, among other things, (i) all of the capital stock and equity interests of the Guarantors, MSIF Funding LLC and of each other current or future Subsidiary of the Borrower and Guarantors (and with respect to a Structured
Subsidiary, subject to the Pledge Limitations) except Foreign Subsidiaries; and (ii) sixty-five percent
(65%) of the capital stock and equity interests of each current or future Foreign Subsidiary (and with respect to a Structured Subsidiary, subject to the Pledge Limitations).
“Pledge Limitations” means that a pledge of relevant Capital Securities shall (i) not include any related property rights in Capital Securities issued by a Person other than a Subsidiary, or in any Operating Documents of any such issuer, to the extent the security interest of the Administrative
Agent does not attach thereto pursuant to the terms of the Collateral Documents and, (ii) other than with respect to a Subsidiary or joint venture of any Loan Party, only be granted at such time as both any
Organizational Document restriction on such security interest and the security interest of any secured third party shall have been released, whether by agreement or by operation of law.
“Portfolio Investment” means an investment made by the Borrower in the ordinary course of business and consistent with the Investment Policies in a Person that is accounted for under
GAAP as a portfolio investment of the Borrower.  Portfolio Investments shall include Cash, Cash
Equivalents, Core Portfolio Investments, Senior Bank Loan Investments and Debt Securities. Without
limiting the generality of the foregoing, it is understood and agreed that any Portfolio Investments that have been contributed or sold, purported to be contributed or sold, or otherwise transferred to any
Structured Subsidiary or Immaterial Subsidiary, or held by any Structured Subsidiary or Immaterial
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Subsidiary, or which secure obligations of any Structured Subsidiary or Immaterial Subsidiary, shall not be treated as Portfolio Investments.
“Pre-Positioned Investment” means any Investment that will be funded with the proceeds of an Advance hereunder and which is designated by the Borrower in writing to the
Administrative Agent as a “Pre-Positioned Investment”.
“Primary Obligor” means, with respect to any Portfolio Investment, the principal
Obligor directly obligated to repay all obligations owing under such Portfolio Investment, including joint and several liability for such obligation, if more than one Obligor exists; provided, however, “Primary
Obligor” does not include any Person who acts solely as a guarantor or surety with respect to such
Portfolio Investment.
“Prime Rate” means the rate of interest, as published in the “Money Rates” section of
The Wall Street Journal, or if not so published, the “Prime Rate” as published in a newspaper of general circulation selected by the Administrative Agent in its sole discretion; if a prime rate range is given, then the average of such range shall be used; in the event that the Prime Rate is no longer published, the
Administrative Agent shall designate a new index based upon comparable data and methodology.
“Proceeds” shall have the meaning given to it under the UCC and shall include without limitation the collections and distributions of Collateral, cash or non-cash.
“Property” or “Properties” means one or more of all real property owned, leased or otherwise used or occupied by a Loan Party or any Subsidiary of a Loan Party, wherever located.
“Quarterly Payment Date” means each of April 5, July 5, October 5 and January 5, or, if any such day is not a Business Day, the next succeeding Business Day.
“Quoted Investment” means a Portfolio Investment for which market quotations are readily available from an Approved Pricing Service, or, in the case of Eligible Quoted Senior Bank Loan
Investments, from an Approved Pricing Service or an Approved Dealer.  All Eligible Quoted Senior Bank
Loan Investments and Eligible Debt Securities must be Quoted Investments.
“Receivables” shall have the meaning assigned to the term “Accounts” in the Security
Agreement.
“Redeemable Preferred Securities” of any Person means any preferred stock or similar
Capital Securities (including, without limitation, limited liability company membership interests and limited partnership interests) issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof (other than (x) if such holder is a Loan Party, (y) as a result of a change of control or (z) in connection with any purchase, redemption, retirement, acquisition, cancellation or termination with, or in exchange for, shares of Capital Securities that are not Redeemable Preferred
Securities).
“Register” has the meaning set forth in Section 9.07(c).
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“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s
Affiliates.
“Related Property” means, with respect to any Portfolio Investment, any property or other assets of the Obligor thereunder pledged or purported to be pledged as collateral to secure the repayment of such Portfolio Investment.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal
Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve
Board and/or the Federal Reserve Bank of New York, or any successor of any of the foregoing.
“Relevant Test Period” means with respect to each Obligor on a Debt Security ~~or~~, a
Senior Bank Loan Investment or a Core Portfolio Investment, the relevant test period for the calculation of Net Senior Leverage Ratio or Cash Interest Coverage Ratio, as applicable, for such Debt Security ~~or~~,
Senior Bank Loan Investment or Core Portfolio Investment in accordance with the related underlying
Investment Documents or, if no such period is provided for therein, the last four consecutive reported fiscal quarters of the principal Obligor on such Debt Security ~~or~~, Senior Bank Loan Investment or Core
Portfolio Investment; provided that with respect to any Debt Security ~~or~~, Senior Bank Loan Investment or
Core Portfolio Investment for which the relevant test period is not provided for in the related underlying
Investment Documents, if four (4) consecutive fiscal quarters have not yet elapsed since the closing date of the relevant underlying Investment Documents, “Relevant Test Period” shall initially include the period from such closing date to the end of the fourth fiscal quarter thereafter, and shall subsequently include each period of the last four (4) consecutive reported fiscal quarters of such Obligor.
“Required Lenders” means at any time Lenders having at least 50.01% of the aggregate amount of the Revolver Commitments or, if the Revolver Commitments are no longer in effect, Lenders holding at least 50.01% of the aggregate outstanding principal amount of the Revolver Notes; provided, however, that the Revolver Commitments and any outstanding Revolver Advances of any Defaulting
Lender shall be excluded for purposes of making a determination of Required Lenders; provided, further, that at least three (3) unaffiliated Lenders, including the Administrative Agent, shall be required to constitute “Required Lenders” hereunder.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK
Financial Institution, a UK Resolution Authority.
“Responsible Officer” means, as to any Person, the president, chief executive officer, chief financial officer, senior vice president, vice president, senior managing director or treasurer of such
Person.
“Restatement Date” means March 6, 2017.
“Restricted Payment” means (i) any dividend or other distribution on any shares of the
Borrower’s Capital Securities (except dividends payable solely in shares of its Capital Securities); (ii) any payment of management, consulting, advisory or similar fees; or (iii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower’s Capital Securities
(except shares acquired upon the conversion thereof into other shares of its Capital Securities) or (b) any option, warrant or other right to acquire shares of the Borrower’s Capital Securities (it being understood that none of: (x) the conversion features under convertible notes; (y) the triggering and/or settlement
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thereof or in respect of the mandatory redemption or repurchase of such notes resulting from a
“fundamental change” (as such term is customarily defined in convertible note offerings); or (z) any cash payment made by the Borrower in respect thereof, shall constitute a Restricted Payment hereunder).
“Revolver Advance” means an Advance made to the Borrower under this Agreement pursuant to Section 2.01.
“Revolver Commitment” means, with respect to each Lender, (i) the amount set forth opposite the name of such Lender on Schedule B, as the same may be amended or modified from time to time pursuant to the terms hereof, or (ii) as to any Lender which enters into an Assignment and
Assumption (whether as transferor Lender or as assignee thereunder), the amount of such Lender’s
Revolver Commitment after giving effect to such Assignment and Assumption, in each case as such amount may be reduced from time to time pursuant to Section 2.08 or terminated pursuant to Section
2.09.
“Revolver Notes” means the promissory notes of the Borrower, substantially in the form of Exhibit B-1 hereto, evidencing the obligation of the Borrower to repay the Revolver Advances, together with all amendments, consolidations, modifications, renewals, substitutions and supplements thereto or replacements thereof and “Revolver Note” means any one of such Revolver Notes.
“RIC” or “regulated investment company” shall mean an investment company or business development company that qualifies for the special tax treatment provided for by subchapter M of the Code.
“Sale/Leaseback Transaction” means any arrangement with any Person providing, directly or indirectly, for the leasing by any Loan Party or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by any Loan Party or such Subsidiary to such
Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of any Loan Party or such Subsidiary.
“Sanctioned Entity” shall mean (i) a country or a government of a country, (ii) an agency of the government of a country, (iii) an organization directly or indirectly controlled by a country or its government, (iv) a person or entity resident in or determined to be resident in a country, that is subject to a country sanctions program administered and enforced by OFAC described or referenced at
http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time.
“Second Largest Industry Classification Group” means, as of any date of determination, after giving effect to Advance Rates, the single Industry Classification Group to which a greater portion of the Borrowing Base has been assigned than any other single Industry Classification
Group other than the Largest Industry Classification Group.
“Secured Parties” shall mean collectively: (1) the Administrative Agent in its capacity as such under this Agreement, the Collateral Documents and the other Loan Documents; (2) the Lenders,
(3) the Hedge Counterparties in their capacity as such under the Hedging Agreements; (4) any Bank
Product Bank or Cash Management Bank; and (5) except as otherwise provided in the definitions of
“Bank Products”, “Cash Management Services” and “Hedging Counterparties,” the successors and assigns of the foregoing.
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“Security Agreement” means the Amended and Restated General Security Agreement, substantially in the form of Exhibit J, by and between the Borrower, the Guarantors and the
Administrative Agent for the benefit of the Secured Parties to be executed and delivered in connection herewith.
“SEMS” means the Superfund Enterprise Management System Database.
“Senior Bank Loan Investment” means a Portfolio Investment constituting a Debt obligation (including without limitation term loans, over-the-counter debt securities, middle market investments, the funded portion of revolving credit lines and letter of credit facilities and other similar loans and investments including interim loans) which is made by Borrower as a lender under a syndicated loan or credit facility.
“Senior Debt” means all Debt of any Person other than Debt that is junior or subordinated in right of payment or upon liquidation.
“Senior Securities” means senior securities (as such term is defined and determined pursuant to the Investment Company Act and any no-action letters or orders of the Securities and
Exchange Commission issued to or with respect to the Borrower or generally to business development companies thereunder, including, without limitation any exemptive relief granted by the Securities and
Exchange Commission with respect to the Debt of any joint venture, Structured Subsidiary or otherwise
(including, for the avoidance of doubt, any exclusion of such Debt in the foregoing calculation).
“Seventh Amendment” means that certain Seventh Amendment to Credit Agreement, dated as of the Seventh Amendment Effective Date, by and among the Loan Parties, Administrative
Agent and the Lenders party thereto.
“Seventh Amendment Effective Date” shall mean April 27, 2023.
“Significant Unsecured Indebtedness Event” means that the aggregate principal amount of unsecured Debt of the Borrower and its Subsidiaries exceeds, at any time of determination, the sum of (A) the excess of the Borrowing Base over the Covered Debt Amount plus (B) 30% of the shareholder’s equity in the Structured Subsidiary (as calculated by the Consolidated Tangible Net Worth less the Consolidated Tangible Net Worth of the Loan Parties).
“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement, dated as of the Sixth Amendment Effective Date, by and among the Loan Parties, Administrative Agent and the
Lenders party thereto.
“Sixth Amendment Effective Date” shall mean September 22, 2021.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or any successor administrator of the secured overnight financing rate).
“Special Purpose Subsidiary” shall mean any single purpose Subsidiary created for the purpose of holding specific assets.
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“Special Unsecured Debt” means any Debt that (a) has no amortization, or mandatory redemption, repurchase or prepayment prior to, and a final maturity date not earlier than the Final
Maturity Date (it being understood that: (i) (x) the conversion features under convertible notes or (y) the triggering of such conversion and/or settlement thereof, except in the case of interest expense or fractional shares (which may be payable in cash), shall not constitute “amortization”, “redemption”, “repurchase” or
“prepayment” for the purposes of this definition and (ii) any amortization, mandatory redemption, repurchase or prepayment obligation or put right that is contingent upon the happening of an event that is not certain to occur (including, without limitation, a change in control or bankruptcy) shall not in and of itself be deemed to disqualify such Debt under this clause (a)) and (b) that meets all of the criteria set forth in the definition of Unsecured Longer-Term Debt other than the criterion set forth in clause (a) of the definition of Unsecured Longer-Term Debt.
“Standard Securitization Undertakings” means, collectively, (a) customary arms-
length servicing obligations (together with any related performance guarantees), (b) obligations (together with any related performance guarantees) to refund the purchase price or grant purchase price credits for dilutive events or misrepresentations, and (c) representations, warranties, covenants and indemnities
(together with any related performance guarantees) of a type that are reasonably customary in commercial loan securitizations (in each case in clauses (a), (b) and (c) excluding obligations related to the collectability of the assets sold (other than representations made at the time of the transfer of such assets that, to the actual knowledge of the transferor, no event has occurred and is continuing which could reasonably be expected to affect the collectability of such assets or cause them not to be paid in full) or the creditworthiness of the underlying obligors and excluding obligations that constitute credit recourse).
“Structured Subsidiaries” means:
(a) MSIF Funding LLC;
(b) in the case of any entity which qualifies as a Structured Subsidiary (other than a passive holding company) after the Sixth Amendment Effective Date, a direct or indirect Subsidiary of the Borrower which engages in no material activities other than in connection with the purchase or financing of assets from the Loan Parties or any other Person, and which is designated by the Borrower
(as provided below) as a Structured Subsidiary, so long as:
(i)no portion of the Debt or any other obligations (contingent or otherwise) of such
Subsidiary (x) is Guaranteed by any Loan Party (other than Guarantees in respect of Standard
Securitization Undertakings), (y) is recourse to or obligates any Loan Party in any way other than pursuant to Standard Securitization Undertakings or (z) subjects any property of any Loan Party
(other than property that has been contributed or sold or otherwise transferred to such Subsidiary in accordance with the terms of Section 5.17), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings or any
Guarantee thereof;
(ii)no Loan Party has any material contract, agreement, arrangement or understanding with such Subsidiary other than on terms, taken as a whole, no materially less favorable to such Loan Party than those that might be obtained at the time from Persons that are not Affiliates of any Loan Party, other than fees payable in the ordinary course of business in connection with servicing loan assets; and
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(iii)no Loan Party has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results; and
(c) in the case of a passive holding company which qualifies as a Structured Subsidiary
(as provided below) after the Sixth Amendment Effective Date, such passive holding company, so long as:
(i)such passive holding company is the direct parent of a Structured Subsidiary referred to in clauses (a) or (b);
(ii)such passive holding company engages in no activities and has no assets (other than in connection with the transfer of assets to and from a Structured Subsidiary referred to in clauses (a) or (b), and its ownership of all of the equity interests of a Structured Subsidiary referred to in clauses (a) or (b)) or liabilities;
(iii) no Loan Party has any contract, agreement, arrangement or understanding with such passive holding company; and
(iv)no Loan Party has any obligation to maintain or preserve such passive holding company’s financial condition or cause such entity to achieve certain levels of operating results.
Except as provided in the next sentence, any such designation by the Borrower pursuant to clauses (b) or (c) shall be effected pursuant to a certificate of a Responsible Officer delivered to the
Administrative Agent, which certificate shall include a statement to the effect that, to the best of such
Responsible Officer’s knowledge, such designation complied with the foregoing conditions.
Notwithstanding anything herein to the contrary, any such Subsidiary (and any other Subsidiary designated by the Borrower from time to time as a “Structured Subsidiary” pursuant hereto) shall not be deemed a Structured Subsidiary if it does not comply with all of the foregoing conditions in this definition. Each Subsidiary of a Structured Subsidiary shall be deemed to be a Structured Subsidiary and shall comply with the foregoing requirements of this definition.
“Subordinated Main Street Debt” means any obligations owing by Borrower under the
Subordinated Main Street Loan Agreement; provided, that, the aggregate principal amount of loans made pursuant to the Subordinated Main Street Loan Agreement shall not exceed the Subordinated Main Street
Debt Cap.
“Subordinated Main Street Debt Cap” means $60,000,000; provided, however, such amount shall be increased by the aggregate principal amount of any Delayed Draw Loans (as defined in the Subordinated Main Street Loan Agreement) made by Subordinated Main Street Lender to Borrower in accordance with Section 1(a)(iii) of the Subordinated Main Street Loan Agreement, so long as the
Subordinated Main Street Debt Payment Conditions shall have been satisfied both immediately before and after giving effect to any such Delayed Draw Loan.
“Subordinated Main Street Debt Payment Conditions” means the following conditions:
a)no Default or Event of Default shall have occurred and be continuing;
b)no “Event of Default” (as defined in the Subordinated Main Street Loan
Agreement) shall have occurred and be continuing;
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c)no default in payment of any amount, or any other default of which Borrower shall have knowledge, shall have occurred and be continuing or shall occur with respect to any other Debt for borrowed money of Borrower or any of its Consolidated Subsidiaries in an
aggregate principal amount in excess of $250,000;
d)with respect to any Delayed Draw Loan (as defined in the Subordinated Main
Street Loan Agreement), Borrower shall have provided Administrative Agent with no less than five (5) Business Days’ (or such shorter period agreed to by Administrative Agent) prior written notice of such Delayed Draw Loan; and
e)with respect to any Delayed Draw Loan (as defined in the Subordinated Main
Street Loan Agreement), Administrative Agent shall have received an Officer’s Certificate to the effect that the representations and warranties of the Loan Parties contained in Article IV of this
Agreement and the other representations and warranties contained in the other Loan Documents shall be true, in all material respects, on and as of the date of such Delayed Draw Loan (except to the extent that any such representations and warranties speak as to a specific date, in which case such representations and warranties shall be true as of such date).
“Subordinated Main Street Lender” means Main Street Capital Corporation, a
Maryland corporation.
“Subordinated Main Street Loan Agreement” means that certain Amended and
Restated Term Loan Agreement, dated as of the Fifth Amendment Effective Date, by and between
Subordinated Main Street Lender and Borrower, as amended, restated, supplemented or otherwise modified from time to time, in each case, in accordance with this Agreement.  A copy of the Subordinated
Main Street Loan Agreement, as in effect on the Fifth Amendment Effective Date, is attached as
Appendix B to the Fifth Amendment.
“Subordinated Main Street Second Upfront Fee” means the “Second Upfront Fee” as defined in the Subordinated Main Street Loan Agreement.
“Subsidiary” of any Person means a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interest having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person; provided however, the term “Subsidiary” shall not include any Person that constitutes an investment made by the Borrower or a Subsidiary in the ordinary course of business and consistently with the Investment Policies in a Person that is accounted for under GAAP as a portfolio investment of the Borrower.  Unless otherwise qualified, all references to a “Subsidiary” or to
“Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. For the
avoidance of doubt, a Loan Fund Joint Venture shall be deemed not to be a Subsidiary of any Loan Party.
“Swing Advance” means an Advance made by the Swingline Lender pursuant to
Section 2.01, which must be an ABR Advance.
“Swing Advance Note” means the promissory note of the Borrower, substantially in the form of Exhibit B-2, evidencing the obligation of the Borrower to repay the Swing Advances, together with all amendments, consolidations, modifications, renewals, and supplements thereto.
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“Swing Borrowing” means a borrowing hereunder consisting of Swing Advances made to the Borrower by the Swingline Lender pursuant to Article II.
“Swingline Lender” means ~~TIAA~~EverBank, in its capacity as lender of Swing Advances hereunder.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any
Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term SOFR” means,
(a)for any calculation with respect to a Euro-Dollar Advance, the Term SOFR
Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the
“Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business
Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR
Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic
Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term
SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding
U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities
Business Days prior to such Periodic Term SOFR Determination Day, and
(b)for any calculation with respect to an ABR Advance on any day, the Term SOFR
Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR
Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00
p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR
Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR
Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR SOFR
Determination Day;
provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.
“Term SOFR Adjustment” means a percentage equal to 0.10% per annum.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited
(CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative
Agent in its reasonable discretion).
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“Term SOFR Reference Rate” means  the forward-looking term rate based on SOFR.
“Termination Date” means the earlier to occur of (i) ~~September 1, 2025~~November 8,
2028 or such date as extended pursuant to Section 2.15, (ii) the date the Revolver Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, or (iii) the date the
Borrower terminates the Revolver Commitments entirely pursuant to Section 2.08.
“Third Parties” means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower’s business and on a temporary basis.
~~“TIAA” shall have the meaning set forth in the preamble hereto.~~
“Title Policy” means with respect to each Mortgaged Property, the mortgagee title insurance policy (together with such endorsements as the Administrative Agent may reasonably require)
issued to the Administrative Agent in respect of such Mortgaged Property by an insurer selected by the
Administrative Agent, insuring (in an amount satisfactory to the Administrative Agent) the Lien of the
Administrative Agent for the benefit of the Secured Parties on such Mortgaged Property to be duly perfected and first priority, subject only to Permitted Encumbrances and such other exceptions as shall be acceptable to the Administrative Agent.
“Total Unused Revolver Commitments” means at any date, an amount equal to: (A) the aggregate amount of the Revolver Commitments of all of the Lenders at such time, less (B) the sum of the aggregate outstanding principal amount of the Revolver Advances of all of the Lenders at such time.
“UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential
Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unquoted Investment” means a Portfolio Investment for which market quotations from an Approved Pricing Service, or, in the case of Eligible Senior Bank Loan Investments, an Approved
Pricing Service or Approved Dealer, are not readily available.  Only Eligible Core Portfolio Investments and Eligible Unquoted Senior Bank Loan Investments may be Unquoted Investments.
“Unrestricted Cash and Cash Equivalents” means, as of any date of determination, the
Cash and Cash Equivalents of Borrower to the extent that such Cash and Cash Equivalents (a) are free and clear of all Liens (other than Liens permitted under Sections 5.14(j) and 5.14(l)), any legal or
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equitable claim or other interest held by any other Person, and any option or right held by any other
Person to acquire any such claim or other interest, (b) are not subject to any restriction pursuant to any provision of any outstanding Capital Securities issued by any Person or of any Material Contract to which it is a party or by which it or any of its property  is bound (other than the Loan Documents) and (c) are the subject of a control agreement that creates a valid and perfected first-priority security interest in and lien in favor of the Administrative Agent for the benefit of the Secured Parties.
“Unsecured Longer-Term Debt” means (X) any Permitted Adviser Loan and (Y) any
Debt for borrowed money of a Loan Party that (a) has no amortization, or mandatory redemption, repurchase or prepayment prior to, and a final maturity date not earlier than, six months after the Final
Maturity Date (it being understood that: (i) (x) the conversion features under convertible notes or (y) the triggering of such conversion and/or settlement thereof, except in the case of interest expense or fractional shares (which may be payable in cash), shall not constitute “amortization”, “redemption”, “repurchase” or
“prepayment” for the purposes of this definition and (ii) any amortization, mandatory redemption, repurchase or prepayment obligation or put right that is contingent upon the happening of an event that is not certain to occur (including, without limitation, a change in control or bankruptcy) shall not in and of itself be deemed to disqualify such Debt under this clause (a)), (b) is incurred pursuant to documentation containing (i) financial covenants, covenants governing the borrowing base, if any, covenants regarding portfolio valuations and events of default that are no more restrictive in any respect than those set forth in this Agreement (other than, if such Debt is governed by a customary indenture or similar instrument, events of default that are customary in indentures or similar instruments and that have no analogous provisions in this Agreement or credit agreements generally) (it being understood that put rights or repurchase or redemption obligations (x) in the case of convertible securities, in connection with the suspension or delisting of the Capital Securities of the Borrower or the failure of the Borrower to satisfy a continued listing rule with respect to its Capital Securities or (y) arising out of circumstances that would constitute a “fundamental change” (as such term is customarily defined in convertible note offerings), a
“change of control repurchase event” (as such term is customarily defined in institutional note offerings)
or be Events of Default under this Agreement shall not be deemed to be more restrictive for purposes of this definition) and (ii) other terms that are substantially comparable to market terms for substantially similar debt of other similarly situated borrowers as reasonably determined in good faith by the Borrower and (c) is not secured by any assets of any Loan Party. For the avoidance of doubt, Unsecured Longer-
Term Debt shall also include any refinancing, refunding, renewal or extension of any Unsecured Longer-
Term Debt so long as such refinanced, refunded, renewed or extended Debt continues to satisfy the requirements of this definition.
“Unsecured Shorter-Term Debt” means all unsecured Debt issued after the Sixth
Amendment Effective Date that has a maturity date earlier than ~~6 months after~~ the Final Maturity Date.
“Unused Commitment” means at any date, with respect to any Lender, an amount equal to its Revolver Commitment less the sum of the aggregate outstanding principal amount of the sum of its
Revolver Advances.
“Unused Commitment Fee” has the meaning set forth in Section 2.07(a).
“USA Patriot Act” means the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001, as amended, modified, supplemented or restated from time to time.
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“U.S. Government Securities Business Day” means any day except for (a) a Saturday,
(b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association
recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“Value” means, as of any date of determination, the value assigned by the Borrower to each of its Portfolio Investments as provided below:
(a) Quoted Investments.  With respect to Quoted Investments, the Borrower shall, not less frequently than once per week, or upon request of the Administrative Agent, determine the market value of such Portfolio Investments in accordance with the following methodologies, as applicable:
(i) in the case of any Portfolio Investment traded on an exchange, the closing price for such Portfolio Investment most recently posted on such exchange;
(ii) in the case of any Portfolio Investment not traded on an exchange, the fair market value thereof as determined by an Approved Pricing Service or other quotation acceptable to the Administrative Agent in its sole discretion; and
(iii)in the case of any Eligible Quoted Senior Bank Loan Investment not traded on an exchange or priced by an Approved Pricing Service, the average ask and bid prices as determined by two Approved Dealers selected by the Borrower; provided, however, that to the extent a single agent or counterparty makes the market in the Eligible
Quoted Senior Bank Loan Investment, the average ask and bid prices as determined by the single Approved Dealer shall be used.
(b) Unquoted Investments.  (i) With respect to Unquoted Investments, the fair value of such Investment shall be determined, not less frequently than once per Fiscal Quarter, in accordance with, the Investment Company Act and any orders of the Securities and Exchange
Commission by the Board of Directors (or appropriate committee thereof with the necessary delegated authority) of the Borrower in its good faith judgment and consistent with past practices as described in the Borrower’s reports and other filings filed with the Securities and Exchange
Commission as such practices may be amended from time to time in accordance with the last sentence in this definition of “Value”, including consideration of valuation procedures of a third-
party valuation firm selected by the Borrower and reasonably acceptable to the Administrative
Agent, and as approved by the Administrative Agent in its reasonable credit judgment.  The valuation practices described in the Borrower’s reports and other filings filed with the Securities and Exchange Commission may be amended from time to time provided that the Borrower shall furnish to the Administrative Agent, prior to the effective date of any material amendment or modification, prompt notice of any such material amendment or modification to such practices and shall not agree or otherwise permit to occur any modification of such practices in any manner that would or would reasonably be expected to adversely affect the interests or remedies of the
Administrative Agent or the Secured Parties under this Agreement or any Loan Document or impair the collectability of any Investment without the prior written consent of the Administrative
Agent (in its sole discretion).
(ii)In addition to receiving third-party portfolio valuation reports from the
Borrower, the Administrative Agent shall be permitted to engage the services of an independent
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valuation firm in a manner consistent with its existing procedures to provide assistance in the determination of any Unquoted Investments that is not an LTV Investment (other than those identified as LTV Investments pursuant to clause (xxxi) of the definition of “Eligible Core
Portfolio Investment,” clause (xv) of the definition of “Eligible Debt Security” or clause (xxviii)
of the definition of “Eligible Senior Bank Loan Investment”) (A) whose Net Senior Leverage
Ratio is more than 1.0x greater than the Net Senior Leverage Ratio measured as of the
Restatement Date or thereafter at the time of the original acquisition by the Borrower thereof, as the case may be and has Net Senior Leverage Ratio greater than 4.0x or (B) that has negative
EBITDA for two consecutive fiscal quarters.
“Value Triggering Event” means after the related Advance with respect to a Debt
Security ~~or a~~, Senior Bank Loan Investment or Core Portfolio Investment, such Debt Security, Senior
Bank Loan Investment~~, such Debt Security or Senior Bank Loan~~ or Core Portfolio Investment has a Value
of less than 65% of par value and the occurrence of any one of more of the following events:
(a)the Net Senior Leverage Ratio for any Relevant Test Period of the related
Obligor with respect to such Debt Security ~~or~~, Senior Bank Loan Investment or Core Portfolio
Investment is (i) greater than 3.50 and (ii) greater than 0.50 higher than the original Net Senior
Leverage Ratio on the date that the investment in the Debt Security ~~or~~, Senior Bank Loan
Investment or Core Portfolio Investment was made by Borrower (such original Net Senior
Leverage Ratio determined based upon pro forma data in the offering materials to the extent such
Debt Security ~~or~~, Senior Bank Loan Investment or Core Portfolio Investment was made by the
Borrower prior to four full fiscal quarters elapsing since the date on which the Obligor incurred the relevant Debt); or
(b) the Cash Interest Coverage Ratio for any Relevant Test Period of the related
Obligor with respect to such Debt Security ~~or~~, Senior Bank Loan Investment or Core Portfolio
Investment is (i) less than 1.50 to 1.00 and (ii) less than 85% of the original Cash Interest
Coverage Ratio on the date that the investment in the Debt Security ~~or~~, Senior Bank Loan
Investment or Core Portfolio Investment was made by Borrower (such original Cash Interest
Coverage Ratio determined based upon pro forma data in the offering materials to the extent such
Debt Security ~~or~~, Senior Bank Loan Investment or Core Portfolio Investment was made by the
Borrower prior to four full fiscal quarters elapsing since the date on which the Obligor incurred the relevant Debt); or
(c)an Obligor payment default under such Debt Security ~~or~~, Senior Bank Loan
Investment or Core Portfolio Investment (after giving effect to any grace and/or cure period set forth in the applicable loan agreement, but not to exceed five days) (including in respect of the acceleration of the debt under the applicable underlying Investment Document); or
(d) a default as to all or any portion of one or more payments of principal or interest has occurred in relation to any other senior or pari passu obligation for borrowed money of the related Obligor (after giving effect to any grace and/or cure period set forth in the applicable underlying Investment Document, but not to exceed five days); or
(e)the failure of the related Obligor to deliver (i) with respect to quarterly reports, any financial statements (including unaudited financial statements) to the Administrative Agent sufficient to calculate any applicable Net Senior Leverage Ratio of the related Obligor by the date that is no later than ninety (90) days after the end of the first, second or third quarter of any fiscal
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year, and (ii) with respect to annual reports, any audited financial statements to the
Administrative Agent sufficient to calculate any applicable Net Senior Leverage Ratio of the related Obligor by the date that is no later than one hundred and fifty (150) days after the end of any fiscal year; or
(f) any amendment or waiver of, or modification or supplement to, the underlying
Investment Documents governing a Loan executed on or effected on or after the date on which the Borrower acquired such Loan is entered into that amends, waives, forbears, supplements or otherwise modifies in any way the definition of “Net Senior Leverage Ratio” or “Cash Interest
Coverage Ratio” (or any respective comparable definition in the applicable underlying Investment
Documents) or the definition of any component thereof in a manner that, in the reasonable discretion of the Administrative Agent, is materially adverse to the Administrative Agent or any
Lender.
“Voting Stock” means securities (as such term is defined in Section 2(1) of the
Securities Act of 1933, as amended) of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to cast votes in any election of any corporate directors (or Persons performing similar functions).
“Weighted Average Net Senior Leverage Ratio” means, as of any date of determination, an amount equal (i) to the product of (x) the aggregate sum, with respect to each Eligible
Investment included in the Borrowing Base (excluding Cash and Cash Equivalents), of the Net Senior
Leverage Ratio for the obligor of such Eligible Investment of all Debt that has a ranking of payment or lien priority senior to or pari passu with and including the tranche that includes such Eligible Investment, times (y) the Value of such Eligible Investment as of such date, divided by (ii) the aggregate of the Values of all such Eligible Investments, rounded up to the nearest 0.01.
“Weighted Average Yield Test” means, as of any date of determination, an amount equal (i) to the product of (x) the aggregate sum, with respect to each Eligible Investment included in the
Borrowing Base (excluding Cash and Cash Equivalents), of the per annum rate of current cash interest for such Eligible Investments, times (y) the Value of such Eligible Investment as of such date, divided by
(ii) the aggregate of the Values of all such Eligible Investments, rounded up to the nearest 0.01.
“Wholly Owned Subsidiary” means any Subsidiary all of the Capital Securities of which are at the time directly or indirectly owned by the Borrower.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution
Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
SECTION 1.02.Accounting Terms and Determinations.  Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting
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determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower’s independent public accountants or otherwise required by a change in GAAP or
Applicable Law) with the most recent audited consolidated financial statements of the Borrower and its
Consolidated Subsidiaries delivered to the Administrative Agent for distribution to the Lenders, unless with respect to any such change concurred in by the Borrower’s independent public accountants or required or permitted by GAAP or Applicable Law, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents:  (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or  (ii)
the Required Lenders shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section
5.01 hereof, shall mean the financial statements referred to in Section 4.04).
SECTION 1.03.Use of Defined Terms.  All terms defined in this Agreement shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.
SECTION 1.04.Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,”
“includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word
“will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and
“hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and
Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this
Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time; (f) the words “asset”
and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; and
(g) titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.
SECTION 1.05.Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its
Capital Securities at such time.
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ARTICLE II
THE CREDIT
SECTION 2.01.Commitments to Make Advances.  (a) Each Lender severally agrees, on the terms and conditions set forth herein, to make Revolver Advances to the Borrower from time to time before the Termination Date; provided that, immediately after each such Revolver Advance is made, the aggregate outstanding principal amount of Revolver Advances by such Lender shall not exceed the amount of the Revolver Commitment of such Lender at such time, provided further that (i)
the aggregate principal amount of all Revolver Advances shall not exceed the lesser of: (1) the
Borrowing Base; and (2) the aggregate amount of the Revolver Commitments of all of the Lenders at such time and (ii) the Covered Debt Amount shall not exceed the Borrowing Base.  Each Revolver
Advance shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $100,000
(except that any such Revolver Advance may be in the aggregate amount of the Total Unused Revolver
Commitments) and shall be made from the several Lenders ratably in proportion to their respective
Revolver Commitments.  Each Lender shall make each Advance to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 P.M. (Eastern time), to the account of the Administrative Agent most recently designated by it for such purpose by notice to the
Lenders; provided that Swing Advances shall be made as provided in Section 2.01(b). The
Administrative Agent will make such Advances available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the applicable Notice of Borrowing.  Within the foregoing limits, the Borrower may borrow under this
Section, repay or, to the extent permitted by Section 2.10, prepay Revolver Advances and reborrow under this Section 2.01 at any time before the Termination Date.
(b)In addition to the foregoing, the Swingline Lender shall from time to time, upon the request of the Borrower by delivery of a Notice of Borrowing to the Administrative Agent, if the
conditions precedent in Article III have been satisfied, make Swing Advances to the Borrower in an aggregate principal amount at any time outstanding not exceeding $10,000,000; provided that, immediately after such Swing Advance is made, (i) the aggregate principal amount of all Revolver
Advances shall not exceed the lesser of:  (1) the Borrowing Base; and (2) the aggregate amount of the
Revolver Commitments of all of the Lenders at such time and (ii) the Covered Debt Amount shall not exceed the Borrowing Base. Each Swing Advance under this Section 2.01 shall be in an aggregate principal amount of $500,000 or any larger multiple of $100,000.  Within the foregoing limits, the
Borrower may borrow Swing Advances under this Section 2.01, prepay and reborrow Swing Advances under this Section 2.01 at any time before the Termination Date.  Solely for purposes of calculating fees under Section 2.07, Swing Advances shall not be considered a utilization of an Advance of the Swingline
Lender or any other Lender hereunder.  The Swingline Lender shall make each applicable Swing Advance available to the Borrower by means of a credit to the Borrower’s account specified in such Notice of
Borrowing by 3:00 P.M. (Eastern time), on the requested date of such Swing Advance.  At any time, upon the request of the Swingline Lender, each Lender other than the Swingline Lender shall, on the third
Business Day after such request is made, purchase a participating interest in Swing Advances in an amount equal to its Applicable Percentage of such Swing Advances.  On such third Business Day, each
Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation.  Whenever, at any time after the Swingline Lender has received from any such Lender its participating interest in a Swing Advance, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Lender its participating interest in such amount
(appropriately adjusted, in the case of interest payments, to reflect the period of time during which such
Lender’s participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Lender will return to
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the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it.
Each Lender’s obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including:  (i) any set-off, counterclaim, recoupment, defense or other right which such Lender or any other Person may have against the Swingline Lender requesting such purchase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a
Default, Event of Default or the termination of the Commitments; (iii) any adverse change in the condition (financial, business or otherwise) of the Borrower, any Loan Party or any other Person; (iv) any breach of this Agreement by any Loan Party or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.
SECTION 2.02.Method of Borrowing Advances.
(a)For Revolver Advances, the Borrower shall give the Administrative Agent notice in the form attached hereto as Exhibit A (a “Notice of Borrowing”) prior to (i) 12:00 P.M.
(Eastern time) at least one Business Day before each ABR Borrowing, and (ii) 11:00 A.M. (Eastern time) at least one (1) U.S. Government Securities Business Day before each Euro-Dollar
Borrowing, specifying:
(i)the date of such Borrowing, which shall be a Business Day in the case of an ABR Borrowing and a U.S. Government Securities Business Day in
the case of a Euro-Dollar Borrowing,
(ii)the aggregate amount of such Borrowing,
(iii)whether the Revolver Advances comprising such Borrowing are to be
ABR Advances or Euro-Dollar Advances and
(iv)in the case of a Euro-Dollar Borrowing, the duration of the Interest
Period applicable thereto, subject to the provisions of the definition of Interest Period.
(b)Upon receipt of a Notice of Borrowing requesting Revolver Advances, the
Administrative Agent shall promptly notify each Lender of the contents thereof and of such
Lender’s ratable share of such Borrowing and such Notice of Borrowing, once received by the
Administrative Agent, shall not be revocable by the Borrower.
(c)Not later than 11:00 A.M. (Eastern time) on the date of each Borrowing, each
Lender shall make available its ratable share of such Borrowing, in Federal or other funds immediately available in Houston, Texas, to the Administrative Agent at its address referred to in or specified pursuant to Section 9.01.  Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will disburse the funds so received from the Lenders to the Borrower.
(d)Notwithstanding anything to the contrary contained in this Agreement, no Euro-
Dollar Borrowing may be made if there shall have occurred a Default, which Default shall not have been cured or waived.
(e)In the event that a Notice of Borrowing fails to specify whether the Revolver
Advances comprising such Borrowing are to be ABR Advances or Euro-Dollar Advances, such
Revolver Advances shall be made as ABR Advances.  If the Borrower is otherwise entitled under
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this Agreement to repay any Revolver Advances maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such
Revolver Advances using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Borrowing shall be deemed to be made on the date such Revolver
Advances mature in an amount equal to the principal amount of the Revolver Advances so maturing, and the Revolver Advances comprising such new Borrowing shall be ABR Advances.
(f)Intentionally Omitted.
(g)For Swing Advances, the Borrower shall give the Administrative Agent notice in the form of a Notice of Borrowing prior to 1:00 P.M. (Eastern time) on the Business Day of the
Swing Advance, specifying (i) the aggregate amount of such Advance, (ii) that it shall be a Swing
Advance.  All Swing Advances will be deemed to be an ABR Advance.  Unless the Administrative
Agent determines that any applicable condition specified in Article III has not been satisfied, the
Swingline Lender will make available to the Borrower the amount of any such Swing Advance.
SECTION 2.03.Continuation and Conversion Elections.  By delivering a notice
(a “Notice of Conversion”), which shall be substantially in the form of Exhibit C, to the Administrative
Agent on or before 12:00 P.M., Eastern time, on a Business Day (or U.S. Government Securities
Business Day, in the case of Euro-Dollar Advances outstanding), the Borrower may from time to time irrevocably elect, by notice one Business Day prior in the case of a conversion to ABR Advances or one
(1) U.S. Government Securities Business Day prior in the case of a conversion to Euro-Dollar Advances, that all, or any portion in an aggregate principal amount of $1,000,000 or any larger integral multiple of
$100,000 be, (i) in the case of ABR Advances, converted into Euro-Dollar Advances or (ii) in the case of
Euro-Dollar Advances, converted into ABR Advances; provided, however, that (x) each such conversion shall be pro rated among the applicable outstanding Revolver Advances of all Lenders that have made such Revolver Advances, and (y) no portion of the outstanding principal amount of any Revolver
Advances may be continued as, or be converted into, any Euro-Dollar Advance when any Default has occurred and is continuing.  In the absence of delivery of (i) a timely Notice of Conversion with respect to any ABR Advance, such ABR Advance shall continue as an ABR Advance or (ii) a Notice of
Conversion with respect to any Euro-Dollar Advance at least three (3) U.S. Government Securities
Business Days before the last day of the then current Interest Period with respect thereto, such Euro-
Dollar Advance shall, on such last day, automatically continue as a Euro-Dollar Advance.
SECTION 2.04.Notes.  The Revolver Advances of each Lender shall, upon the request of such Lender made through the Administrative Agent, be evidenced by a single Revolver Note payable to the order of such Lender for the account of its Lending Office in an amount equal to the original principal amount of such Lender’s Revolver Commitment.  The Swing Advances of the
Swingline Lender shall be evidenced by a single Swing Advance Note payable to the order of the
Swingline Lender in an amount equal to the original principal amount of $10,000,000.  Upon receipt of each Lender’s Note pursuant to Section 3.01, the Administrative Agent shall deliver such Note to such
Lender.  Interest on the daily outstanding principal amount of each Note shall be payable on each Interest
Payment Date.  Each Lender requesting a Note shall record, and prior to any transfer of its Note shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Advance made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Lender’s Note;
provided that the failure of any Lender to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Note or the ability of
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any Lender to assign its Notes.  Each Lender is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.
SECTION 2.05.Maturity of Advances.  Each Advance included in any
Borrowing or Swing Borrowing shall mature, and the principal amount thereof, together with all accrued unpaid interest thereon, shall be due and payable on the Final Maturity Date.
SECTION 2.06.Interest Rates.
(a)“Applicable Margin” means (a) with respect to any ABR Advance, ~~1.40~~1.05%
and (b) with respect to any Euro-Dollar Advance, ~~2.40~~2.05%.
(b)ABR Advances shall bear interest on the outstanding principal amount thereof, for each day from the date such Advance is made until it becomes due, at a rate per annum equal to the product of (i) the ABR as of the first day of the month in which such Advance is made plus the
Applicable Margin multiplied by (ii) the outstanding amount of ABR Advances on such day.  Such interest shall be payable on each applicable Interest Payment Date while such ABR Advance is outstanding and on the date such ABR Advance is converted to a Euro-Dollar Advance or repaid.
(c)Euro-Dollar Advances shall bear interest on the outstanding principal amount thereof, for each day from the date such Advance is made until it becomes due, at a rate per annum equal to the product of (i) (1) the Applicable Margin, plus (2) ~~Adjusted~~ Term SOFR for such
Interest Period multiplied by (ii) the outstanding amount of Euro-Dollar Advances on such day.
Such interest shall be payable on each applicable Interest Payment Date while such Euro-Dollar
Advance is outstanding and on the date such Euro-Dollar Advance is converted to an ABR
Advance or repaid.
(d)The Administrative Agent shall determine each interest rate applicable to the
Advances hereunder in accordance with the terms of this Agreement.  The Administrative Agent shall give prompt notice to the Borrower and the Lenders by facsimile of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.
(e)After the occurrence and during the continuance of an Event of Default (other than an Event of Default under Sections 6.01(g) or (h)), the principal amount of the Advances (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the
Required Lenders, bear interest at the Default Rate; provided, however, that automatically whether or not the Required Lenders elect to do so, (i) any overdue principal of and, to the extent permitted by law, overdue interest on the Advances shall bear interest payable on demand, for each day until paid at a rate per annum equal to the Default Rate, and (ii) after the occurrence and during the continuance of an Event of Default described in Section 6.01(g) or 6.01(h), the principal amount of the Advances (and, to the extent permitted by applicable law, all accrued interest thereon) shall bear interest payable on demand for each day until paid at a rate per annum equal to the Default Rate.
SECTION 2.07.Fees.
(a)The Borrower shall pay to the Administrative Agent for the ratable account of each
Lender an unused commitment fee (“Unused Commitment Fee”) equal to the product of: the aggregate of the daily average amounts of such Lender’s Unused Commitment, times (i) a per
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annum percentage equal to ~~0.625~~0.375%, if the Unused Commitment amounts to more than 50% of the Revolver Commitment or (ii) a per annum percentage equal to ~~0.300~~0.250%, if the Unused
Commitment is 50% or less of the Revolver Commitment. Such Unused Commitment Fee shall accrue from the Restatement Date to but excluding the Termination Date. Unused Commitment
Fees shall be determined quarterly in arrears and shall be payable on each Quarterly Payment Date and on the Termination Date; provided that should the Revolver Commitments be terminated at any time prior to the Termination Date for any reason, the entire accrued Unused Commitment Fee shall be paid on the date of such termination.  Any such Unused Commitment Fee following the
Restatement Date until the first Quarterly Payment Date shall be prorated according to the number of days this Agreement was in effect during such Fiscal Quarter. For purposes of calculating the
Unused Commitment Fee, Swing Advances shall not be considered usage of the Revolver
Commitment.
(b)The Borrower shall pay (i) to the Administrative Agent, for the account and sole benefit of the Administrative Agent, any administrative fees owed to Administrative Agent under any agreement between the Borrower and the Administrative Agent~~,~~ and (ii~~) to the Administrative~~
~~Agent, for the account and sole benefit of the Administrative Agent, a monthly fee in the amount of~~
~~$3,500 which shall be payable on the last Business Day of each month and (iii~~) to the
Administrative Agent, for the account of the Lenders, such fees and other amounts at such times as set forth in the fee letter by and between the Administrative Agent and the Borrower.
SECTION 2.08.Optional Termination or Reduction of Commitments.  The
Borrower may, subject to any applicable prepayments pursuant to Section 2.11, upon at least 3 Business
Day’s notice to the Administrative Agent, terminate at any time, or proportionately reduce from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000, the Revolver
Commitments; provided, however:  (1) each termination or reduction, as the case may be, shall be permanent and irrevocable (except that a notice of termination of the Revolver Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or events, in which case such notice may be revoked by the Borrower (by notice to the Administrative
Agent on or prior to the specified effective date) if such condition is not satisfied); (2) after giving effect to any concurrent prepayments, no such termination or reduction shall be in an amount greater than the
Total Unused Revolver Commitments on the date of such termination or reduction; (3) no such reduction pursuant to this Section 2.08 shall result in the aggregate Revolver Commitments of all of the Lenders being reduced to an amount less than $10,000,000, unless the Revolver Commitments are terminated in their entirety, in which case all accrued fees (as provided under Section 2.07) shall be payable on the effective date of such termination; and (4) (unless the Borrower shall have prepaid all Advances, and terminated in full all Revolver Commitments and Swing Advance commitments, within 30 days after the
Administrative Agent has disapproved any entity described in clause (ii) of the definition of “Loan Fund
Joint Venture”) the Borrower shall pay to the Administrative Agent, for distribution ratably to the
Lenders, a commitment reduction fee equal to (a) 1.0% of the amount of such permanent reduction to the
Revolver Commitment, if such reduction occurs on or prior to the first anniversary of the ~~Sixth~~Eighth
Amendment Effective Date and (b) 0.25% of the amount of such reduction, if such reduction occurs after the first anniversary of the ~~Sixth~~Eighth Amendment Effective Date and at least ninety (90) days prior to the third anniversary of the ~~Sixth~~Eighth Amendment Effective Date. Each reduction shall be made ratably among the Lenders in accordance with their respective Revolver Commitments.
SECTION 2.09.Termination of Commitments.  The Revolver Commitments
shall terminate on the Termination Date. Any Advances then outstanding shall be due and payable in
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accordance with Section 2.11(f) hereof and any unpaid Advances, together with interest thereon, shall be due and payable on the Final Maturity Date.
SECTION 2.10.Optional Prepayments.
(a)The Borrower may prepay any ABR Borrowing, in whole at any time, or from time to time in part, in each case without premium or penalty (except for payments under Section 8.05, if any), in amounts aggregating at least $1,000,000 or any larger integral multiple of $100,000 (or any lesser amount equal to the outstanding balance of such Advance), by paying the principal amount to be prepaid, (i) upon at least one (1) Business Day’s notice to the Administrative Agent any Borrowing that is an ABR Borrowing; provided, that, so long as the proceeds of such prepayment are received by Administrative Agent prior to 12:00 P.M. (Eastern Time) (or such later time as agreed to in writing by Administrative Agent), prior written notice may be given the same day as such prepayment, or (ii) without any notice, any Swing Borrowing.  Each such optional prepayment shall be applied (i) first to any Swing Advances outstanding, and (ii) then applied to prepay ratably to the Revolver Advances of the several Lenders outstanding on the date of payment or prepayment in the following order or priority:  (a) first, to ABR Advances, and (b) second, to
Euro-Dollar Advances.
(b)Subject to any payments required pursuant to the terms of Article VIII for such
Euro-Dollar Borrowing, the Borrower may, upon at least one (1) Business Day’s prior written notice, prepay in minimum amounts of $1,000,000 with additional increments of $100,000 (or any lesser amount equal to the outstanding balance of such Advances) all or any portion of the principal amount of any Euro-Dollar Borrowing prior to the maturity thereof, without premium or penalty
(except for payments under Section 8.05, if any), by paying the principal amount to be prepaid together with such payments required pursuant to the terms of Article VIII; provided, that, so long as the proceeds of such prepayment are received by Administrative Agent prior to 12:00 P.M.
(Eastern Time) (or such later time as agreed to in writing by Administrative Agent), prior written notice may be given the same day as such prepayment.  Each such optional prepayment shall be applied to prepay ratably the Euro-Dollar Advances of the several Lenders included in such Euro-
Dollar Borrowing.
(c)Upon receipt of a notice of prepayment pursuant to this Section 2.10, the
Administrative Agent shall promptly notify each Lender of the contents thereof and of such
Lender’s ratable share of such prepayment and such notice, once received by the Administrative
Agent, shall not thereafter be revocable by the Borrower.
SECTION 2.11.Mandatory Prepayments.
(a)On each date on which the Revolver Commitments are reduced or terminated pursuant to Section 2.08 or Section 2.09, the Borrower shall repay or prepay such principal amount of the outstanding Revolver Advances, if any (together with interest accrued thereon and any amount due under Section 8.05), as may be necessary so that after such payment the aggregate unpaid principal amount of the Revolver Advances does not exceed the aggregate amount of the
Revolver Commitments as then reduced.  Each such payment or prepayment shall be applied
(i) first to any Swing Advances outstanding, and (ii) then applied to prepay ratably to the Revolver
Advances of the several Lenders outstanding on the date of payment or prepayment in the following order or priority:  (a) first, to ABR Advances, and (b) second, to Euro-Dollar Advances.
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(b)In the event that the aggregate principal amount of all Advances at any one time outstanding shall at any time exceed the aggregate amount of the Revolver Commitments of all of the Lenders at such time, the Borrower shall immediately repay so much of the Advances as is necessary in order that the aggregate principal amount of the Advances thereafter outstanding, shall not exceed the aggregate amount of the Revolver Commitments of all of the Lenders at such time.
Each such payment or prepayment shall be applied (i) first to any Swing Advances outstanding, and
(ii) then applied to prepay ratably to the Revolver Advances of the several Lenders outstanding on the date of payment or prepayment in the following order or priority: (a) first, to ABR Advances, and (b) second, to Euro-Dollar Advances.
(c)In the event that the Covered Debt Amount shall at any time exceed the Borrowing
Base, the Borrower shall, within five Business Days after delivery of the applicable Borrowing
Base Certification Report, either (i) repay so much of the Advances or other Debt as is necessary in order that the Covered Debt Amount shall not exceed the Borrowing Base or (ii) present the
Administrative Agent with a reasonably feasible plan, satisfactory to Administrative Agent in its reasonable discretion, to enable such deficiency to be cured within 30 days (which 30 day period shall (i) include the five Business Days permitted for delivery of such plan and (ii) be subject to extension for any extended period consented to by the Administrative Agent in its sole discretion), then such repayment shall not be required to be effected immediately but may be effected in accordance with such plan (with such modifications as the Borrower may reasonably determine, satisfactory to Administrative Agent in its reasonable discretion), so long as such deficiency is cured within such 30 day period (or any extended period consented to by the Administrative Agent in its sole discretion).
(d)If at any time the Borrower is not in compliance with the Minimum Liquidity
Requirement, the Borrower shall immediately repay so much of the Revolver Advances as is necessary in order that, after giving effect to such repayment, the Minimum Liquidity Requirement is satisfied.  Each such payment or prepayment shall be applied ratably to the Revolver Advances of the several Lenders outstanding on the date of payment or prepayment in the following order or priority: (i) first, to ABR Advances, and (ii) lastly to Euro-Dollar Advances.
(e)If at any time (i) the Administrative Agent on behalf of the Secured Parties does not own or have a valid and perfected first priority security interest in any Eligible Investment or
(ii) any representation or warranty with respect to any Eligible Investment included in the
Borrowing Base is not true and correct in all material respects, then upon the earlier of the
Borrower’s receipt of notice from the Administrative Agent or the Borrower becoming aware thereof, the Borrower, in its sole discretion, shall elect to either (x) repay the Advances outstanding
(together with any amounts owing under Article VIII relating to such repayment) to the extent required by Section 2.11(c) after giving effect to the exclusion of such ineligible Portfolio
Investments from the Borrowing Base, or (y) substitute one or more Eligible Investments for such ineligible Portfolio Investments to the extent required by Section 2.11(c); provided that no such substitution shall be permitted unless (1) such substitute Portfolio Investment is an Eligible
Investment on the date of substitution, (2) after giving effect to the inclusion of the substitute
Eligible Investments, no repayment of any Advances outstanding shall be required under Section
2.11(c) (after giving effect to the exclusion of such ineligible Portfolio Investments from the
Borrowing Base), (3) all actions or additional actions (if any) necessary to perfect the security interest of the Administrative Agent in such substitute Portfolio Investments and related Collateral to the extent required pursuant to the Collateral Documents shall have been taken as of or prior to the date of substitution and (4) the Borrower shall deliver to the Administrative Agent on the date
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of such substitution (A) a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date and (B) a Borrowing Base Certification Report (including a calculation of the Borrowing Base after giving effect to such substitution).
(f)At any time after the Termination Date and prior to the Final Maturity Date:
(i)In the event that there is any sale or other disposition of Collateral, which results in the receipt by Borrower of Net Cash Proceeds in excess of $2,000,000 in the aggregate for any single sale or other disposition or series of sales or other dispositions, Borrower shall prepay an aggregate principal amount of Advances equal to 100% of such Net Cash Proceeds; provided that
Borrower shall not be required to prepay any Advances pursuant to this clause (i) until the aggregate amount of unpaid Net Cash Proceeds required to be paid under this clause (i) equals or exceeds $2,000,000 (either for the first time or at any time since the last prepayment of Advances pursuant to this clause (i)) in which event Borrower shall prepay an aggregate principal amount of
Advances equal to 100% of such unpaid Net Cash Proceeds on the first Business Day of the immediately succeeding month following the receipt of such Net Cash Proceeds.
(ii)In the event that there is any principal collection of, or principal repayment or principal prepayment from any proceeds of Collateral (in each case, other than from any
Structured Subsidiary or Immaterial Subsidiary), and is not otherwise included in clauses (i) or
(iii) of this Section 2.11(d), Borrower shall prepay an aggregate principal amount of Advances equal to 100% of such principal collection of, or principal repayment or principal prepayment
(excluding amounts payable by Borrower pursuant to Section 8.05) on the first Business Day of the immediately succeeding month following the receipt of such Net Cash Proceeds.
(iii)In the event that there is any or receipt by Borrower of any insurance or condemnation proceeds, which, when taken with all other receipts of insurance or condemnation proceeds received after the Termination Date, exceeds $2,000,000 in the aggregate), and is not otherwise included in clauses (i) or (ii) of this Section 2.11(d), Borrower shall repay an aggregate principal amount of Advances equal to 100% of all Net Cash Proceeds received therefrom on the first Business Day of the immediately succeeding month following the receipt of such Net Cash
Proceeds.
(iv)Each such payment under this clause (f) shall be applied (i) first, to any Swing
Advances outstanding, and (ii) then applied to prepay ratably to the Revolver Advances of the several Lenders outstanding on the date of payment or prepayment in the following order or priority:  (a) first, to ABR Advances, and (b) second, to Euro-Dollar Advances.
(v)Notwithstanding anything to the contrary in this clause (f), prepayments under this clause (f) shall (A) exclude the amounts necessary for Borrower to make all required dividends and distributions (which shall be no less than the amount estimated in good faith by
Borrower under Section 5.12) to maintain its Tax status as a RIC under the Code and its election to be treated as a “business development company” under the Investment Company Act for so long as Borrower retains such status and to avoid payment by the Borrower of federal excise
Taxes imposed by Section 4982 of the Code for so long as Borrower retains the status of a RIC under the Code, and (B) if the Revolver Advances to be prepaid are Euro-Dollar Advances,
Borrower may defer such prepayment until the last day of the Interest Period applicable to such
Advances, so long as Borrower deposits an amount equal to such Net Cash Proceeds, no later
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than the first Business Day of the immediately succeeding month following the receipt of such
Net Cash Proceeds, into a segregated collateral account in the name and under the dominion and control of the Administrative Agent, pending application of such amount to the prepayment of the
Advances on the last day of such Interest Period; provided, further, that the Administrative Agent may direct the application of such deposits as set forth in Section 2.11(f)(iv) at any time and if the
Administrative Agent does so, no amounts will be payable by Borrower pursuant to Section 8.05.
(g)Any repayment or prepayment made pursuant to this Section shall not affect the
Borrowers’ obligation to continue to make payments under any Hedging Agreement, which shall remain in full force and effect notwithstanding such repayment or prepayment, subject to the terms of such Hedging Agreement.
(h)Any repayment or prepayment made pursuant to this Section shall be in cash without any prepayment premium or penalty (but including all breakage or similar costs) on the customary terms of the Administrative Agent.
SECTION 2.12.General Provisions as to Payments.
(a)Except as provided in Section 2.12(e), the Borrower shall make each payment of principal of, and interest on, the Advances and of fees hereunder without any set off, counterclaim or any deduction whatsoever, not later than 12:00 P.M. (Eastern time) on the date when due, in
Federal or other funds immediately available in Houston, Texas, to the Administrative Agent at its
address referred to in Section 9.01.  The Administrative Agent will promptly distribute to each
Lender its ratable share of each such payment received by the Administrative Agent for the account of the Lenders.
(b)Whenever any payment of principal of, or interest on, the ABR Advances or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day.  Whenever any payment of principal of or interest on, the Euro-Dollar Advances shall be due on a day which is not a U.S. Government Securities
Business Day, the date for payment thereof shall be extended to the next succeeding U.S.
Government Securities Business Day unless such U.S. Government Securities Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding U.S.
Government Securities Business Day.  If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.
(c)Funding by Lenders; Presumption by Administrative Agent.  Unless the
Administrative Agent shall have received notice from a Lender prior to the proposed date of any
Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made
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by the Borrower, the interest rate applicable to ABR Advances.  If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the
Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the
Borrower for such period.  If such Lender pays its share of the applicable Borrowing to the
Administrative Agent, then the amount so paid shall constitute such Lender’s Advance included in such Borrowing.  Any payment by the Borrower shall be without prejudice to any claim the
Borrower may have against a Lender that shall have failed to make such payment to the
Administrative Agent.
(d)Payments by Borrower; Presumptions by Administrative Agent.  Unless the
Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the
Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the
Administrative Agent in accordance with banking industry rules on interbank compensation.
(e)Taxes.
(i)Defined Terms.  For purposes of this Section 2.12(e), the term
“Applicable Law” includes FATCA.
(ii)Payments Free of Taxes.  Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Taxes, except as required by any Applicable Law.  If any Applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the
Borrower shall be increased as necessary so that after making all required deductions
(including deductions applicable to additional sums payable under this Section
2.12(e)(ii)) the Administrative Agent or Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made.
(iii)Payment of Other Taxes by the Borrower.  Without limiting the provisions of paragraph (ii) above, the Borrower shall timely pay to the relevant
Governmental Authority in accordance with Applicable Law, or at the option of the
Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(iv)Indemnification by the Borrower.  The Borrower shall indemnify the
Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.12(e)(iv)) payable or
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paid by the Administrative Agent or such Lender, as the case may be, or required to be withheld or deducted from a payment to such recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such
Indemnified Taxes were correctly or legally imposed or asserted by the relevant
Governmental Authority.  A certificate setting forth in reasonable detail the amount of, calculation of and circumstances giving rise to such payment or liability delivered to the
Borrower by a Lender (with a copy to the Administrative Agent), or by the
Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(v)Evidence of Payments.  As soon as practicable after any payment of
Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.12(e), the
Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(vi)Status of Lenders.  Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan
Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the
Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in this Section 2.12(e) (vi)(A), (B) and (C) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
Without limiting the generality of the foregoing:
(A)each Lender that is a United States person (as such term is defined in Section 7701(a)(30)) of the Code) shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a
Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), duly completed and executed copies of Internal Revenue Service Form W-9 certifying that such
Lender is exempt from U.S. federal backup withholding Tax;
(B)any Foreign Lender shall deliver to the Borrower and the
Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a
Lender under this Agreement (and from time to time thereafter upon the request
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of the Borrower or the Administrative Agent, but only if such Foreign Lender is entitled under Applicable Law to do so), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, duly completed and executed copies of Internal Revenue Service Form W-8BEN-E claiming an exemption from U.S. federal withholding Tax with respect to U.S. source payments to be received by such Foreign Lender under any Loan Document, (ii) duly completed and executed copies of Internal Revenue Service Form W-8ECI, (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate substantially in the form of
Exhibit M-1 hereto to the effect that such Foreign Lender is not (1) a “bank”
within the meaning of section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the
Code, or (3) a “controlled foreign corporation” described in section 881(c)(3)(C)
of the Code and (y) duly completed and executed copies of  Internal Revenue
Service Form W-8BEN-E, and (iv) to the extent a Foreign Lender is not the beneficial owner, duly completed and executed copies of Internal Revenue
Service Form W-8IMY, accompanied by duly completed and executed copies of
Internal Revenue Service Form W-8ECI, Internal Revenue Service Form
W-8BEN-E, a certificate substantially in the form of Exhibit M-2 or Exhibit
M-3 hereto, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the
Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign
Lender may provide a certificate substantially in the form of Exhibit M-4 hereto on behalf of each such direct and indirect partner;
(C)if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such
Lender were to fail to comply with the applicable reporting requirements of
FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative
Agent, at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by Applicable Law (including as prescribed by Section
1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine that such Lender has or has not complied with such
Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section
2.12(e)(vi)(C), “FATCA” shall include any amendments to FATCA made after the Closing Date, and
(D)any Foreign Lender shall, to the extent it is entitled by
Applicable Law to do so, deliver to the Borrower and the Administrative Agent
(in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the
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Administrative Agent), duly completed and executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(vii)Treatment of Certain Refunds.  If the Administrative Agent or a Lender
determines, in its reasonable discretion, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall promptly pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the
Administrative Agent or such Lender (including Taxes), as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative
Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such
Lender is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.
(viii)Survival.  Each party’s obligations under this Section 2.12(e) shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the commitments hereunder and the repayment, satisfaction or discharge of all obligations under any Loan Document.
SECTION 2.13.Computation of Interest and Fees.  Interest on the Advances
shall be computed on the basis of a year of 360 days or 365/366 days, in the case of ABR Loans, in which case the interest rate payable is based on the Prime Rate and paid for the actual number of days elapsed (including the first day but excluding the last day).  Utilization fees, Unused Commitment Fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).
SECTION 2.14.Increase in Commitments.
(a)The Borrower shall have the right, at any time prior to the date that is thirty (30)
days prior to the Termination Date by written notice to and in consultation with the Administrative
Agent, to request an increase in the aggregate Revolver Commitments (each such requested increase, a “Commitment Increase”), by having one or more existing Lenders increase their respective Revolver Commitments then in effect (each, an “Increasing Lender”), by adding as a
Lender with a new Revolver Commitment hereunder one or more Persons that are not already
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Lenders (each, an “Additional Lender”), or a combination thereof, provided that (i) any such request for a Commitment Increase shall be in a minimum amount of $5,000,000 (or such lesser amount as the Administrative Agent may reasonably agree), (ii) immediately after giving effect to any Commitment Increase, the aggregate Revolver Commitments shall not exceed $200,000,000, and (iii) no Default or Event of Default shall have occurred and be continuing on the applicable
Commitment Increase Date (as hereinafter defined) or shall result from any Commitment Increase.
No consent of any Lender to such Commitment Increase shall be required and no Lender shall be obligated to participate as a Lender in such Commitment Increase.  The Borrower shall give the existing Lenders the right of first refusal for participating in any such Commitment Increase by providing such notice to the Administrative Agent ten (10) Business Days before executing a commitment with any Person that is not already a Lender.  Section 5.07 will be adjusted by mutual consent of the Borrower and the Majority Lenders.  An existing Lender shall have priority over
Additional Lenders to participate in such requested Commitment Increase if such existing Lender provides written notice of its election to participate within ten (10) Business Days of such existing
Lender’s receipt of such notice.  Such notice from the Borrower shall specify the requested amount of the Commitment Increase.  No Lender shall have any obligation to become an Increasing Lender and any decision by a Lender to increase its Commitment shall be made in its sole discretion independently from any other Lender.  Other than fees payable to the Administrative Agent, any fees paid by the Borrower for a Commitment Increase to an Increasing Lender, an Additional
Lender, and the Administrative Agent, shall be for their own account and shall be in an amount, if any, mutually agreed upon by each such party and the Borrower, in each party’s sole discretion.
(b)Each Additional Lender must qualify as an Eligible Assignee (the selection of which shall include the prior approval, not to be unreasonably withheld, conditioned or delayed, of the Administrative Agent).  The Borrower and each Additional Lender shall execute a joinder agreement, and the Borrower and each Lender shall execute all such other documentation as the
Administrative Agent and the Borrowers may reasonably require, all in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, to evidence the Revolver
Commitment adjustments referred to in Section 2.14(e); provided that the failure of any Lender that is not an Additional Lender or an Increasing Lender to execute any such documentation shall not impair the ability of the Additional Lenders, the Increasing Lenders and the Borrower to effect a
Commitment Increase pursuant to this Section 2.14.
(c)If the aggregate Revolver Commitments are increased in accordance with this
Section 2.14, the Borrower (in consultation with the Administrative Agent), Increasing Lender(s)
(if any) and Additional Lender(s) (if any) shall agree upon the effective date (the “Commitment
Increase Date,” which shall be a Business Day not less than thirty (30) days prior to the
Termination Date).  The Administrative Agent shall promptly notify the Lenders of such increase and the Commitment Increase Date.
(d)Notwithstanding anything set forth in this Section 2.14 to the contrary, the
Borrower shall not incur any Revolver Advances pursuant to any Commitment Increase (and no
Commitment Increase shall be effective) unless the conditions set forth in Section 2.14(a)(i)
through (iii) as well as the following conditions precedent are satisfied on the applicable
Commitment Increase Date:
(i)The Administrative Agent shall have received the following, each dated the Commitment Increase Date and in form and substance reasonably satisfactory to the
Administrative Agent:
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(A)a supplement to this Agreement signed by the Administrative
Agent and each other Lender committing to the Commitment Increase, setting forth the reallocation of Commitments referred to in Section 2.14(e), all other documentation required by the Administrative Agent pursuant to Section 2.14(b)
and such other modifications, documents or items as the Administrative Agent, the Lenders or their counsel may reasonably request;
(B)an instrument, duly executed by the Borrower and each
Guarantor acknowledging and reaffirming its obligations under this Agreement, the Collateral Documents, and the other Loan Documents to which it is a party;
(C)a certificate of the secretary or an assistant secretary of the
Borrower and each Guarantor, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such party approving or consenting to such Commitment Increase;
(D)a certificate of the chief financial officer or another Responsible
Officer of the Borrower, certifying that (x) as of the Commitment Increase Date, all representations and warranties of the Borrower and the Guarantors contained in this Agreement and the other Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct in all material respects as of such date), and (y) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to such Commitment Increase
(including any Borrowings in connection therewith and the application of the proceeds thereof); and
(E)such other documents or items that the Administrative Agent, the
Lenders or their counsel may reasonably request.
(ii)In the case of any Borrowing of Revolver Advances in connection with such
Commitment Increase for the purpose of funding an Acquisition, the applicable conditions set forth in this Agreement with respect to Acquisitions shall have been satisfied.
(e)On the Commitment Increase Date, (i) the aggregate principal outstanding amount of the Revolver Advances (the “Initial Advances”) immediately prior to giving effect to the
Commitment Increase shall be deemed to be repaid, (ii) immediately after the effectiveness of the
Commitment Increase, the Borrower shall be deemed to have made new Borrowings of Revolver
Advances (the “Subsequent Borrowings”) in an aggregate principal amount equal to the aggregate principal amount of the Initial Advances and of the types and for the Interest Period specified in a
Notice of Borrowing delivered to the Administrative Agent in accordance with Section 2.01,
(iii) each Lender shall pay to the Administrative Agent in immediately available funds an amount equal to the difference, if positive, between (y) such Lender’s pro rata percentage (calculated after giving effect to the Commitment Increase) of the Subsequent Borrowings and (z) such Lender’s pro rata percentage (calculated without giving effect to the Commitment Increase) of the Initial
Advances, (iv) after the Administrative Agent receives the funds specified in clause (iii) above, the
Administrative Agent shall pay to each Lender the portion of such funds equal to the difference, if positive, between (y) such Lender’s pro rata percentage (calculated without giving effect to the
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Commitment Increase) of the Initial Advances and (z) such Lender’s pro rata percentage
(calculated after giving effect to the Commitment Increase) of the amount of the Subsequent
Borrowings, (v) the Lenders shall be deemed to hold the Subsequent Borrowings ratably in accordance with their respective Revolver Commitments (calculated after giving effect to the
Commitment Increase), (vi) the Borrower shall pay all accrued but unpaid interest on the Initial
Advances to the Lenders entitled thereto, and (vii) the signature pages hereto shall be deemed amended to reflect the Revolver Commitments of all Lenders after giving effect to the Commitment
Increase.  The deemed payments made pursuant to clause (i) above in respect of each Euro-Dollar
Advance shall be subject to indemnification by the Borrower pursuant to the provisions of Section
8.05 if the Commitment Increase Date occurs other than on the last day of the Interest Period relating thereto.
SECTION 2.15.Extension Options.  At least 45 days prior to each of ~~September~~
~~1, 2025~~November 8, 2028 and ~~September 1~~May 8, ~~2026~~2029, the Borrower may, by notice to the
Administrative Agent (who shall promptly notify the Lenders) request that the Administrative Agent and the Lenders extend the date set forth in the ~~definition of~~definitions of each of the Termination Date and the Final Maturity Date by one year, and the Administrative Agent and the Lenders may, each in their sole and individual discretion, elect to do so, it being understood that (i) no extension shall be effective unless all Lenders unanimously agree to extend and (ii) any Lender who has not responded to such extension request within fifteen (15) Business Days following the date of the Administrative Agent’s notice of such extension request to the Lenders, shall be deemed to have rejected such request.  In the event that one extension request is exercised and accepted by all Lenders, this Agreement shall be automatically amended as of ~~September 1, 2025~~November 8, 2028 to provide that the
~~definition~~definitions of Termination Date and Final Maturity Date would be extended to ~~September 1,~~
~~2026~~November 8, 2029 and May 8, 2030, respectively. In the event that two extension requests are exercised and accepted by all Lenders, upon effectiveness of the second extension, this Agreement shall be automatically amended as of ~~September 1, 2026~~November 8, 2029 to provide that the
~~definition~~definitions of Termination Date and Final Maturity Date would be extended to ~~September 1,~~
~~2027~~November 8, 2030 and May 8, 2031, respectively. Any extension pursuant to this Section 2.15 shall be effective as of the date of the amendment to this Agreement effecting such extension and each such amendment shall be conditioned upon: (x) no Default or Event of Default and (y) continued accuracy of the representations and warranties, in each case as of the date of such amendment in all material respects.
The first extension request shall expire if not made on or prior to ~~September 1, 2025~~November 8, 2028 and shall not take effect prior to ~~September 1, 2025~~November 8, 2028. The second extension request shall expire if not made on or prior to ~~September 1, 2026~~November 8, 2029 and shall not take effect prior to ~~September 1, 2026~~November 8, 2029. In no event shall the Termination Date and the Final
Maturity Date be later than ~~September 1, 2027~~November 8, 2030 and May 8, 2031, respectively.
SECTION 2.16.Lender Consent.  The Lenders hereby consent to the appointment of EverBank as successor Administrative Agent and the other matters set forth in the
Assignment, Assumption and Amendment Agreement, dated as of the Restatement Date, between
EverBank and Capital One, National Association, a copy of which has been provided to each Lender.
ARTICLE III
CONDITIONS TO BORROWINGS
SECTION 3.01.Conditions to Restatement and First Borrowing.  The
obligation of each Lender to make an Advance on or after the Restatement Date is subject to the satisfaction of the conditions set forth in Section 3.02 and the following additional conditions:
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(a)receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Agreement signed by such party;
(b)receipt by the Administrative Agent of a duly executed Revolver Note for the account of each Lender, complying with the provisions of Section 2.04;
(c)receipt by the Administrative Agent of an opinion of counsel to the Loan Parties, dated as of the Restatement Date (or in the case of an opinion delivered pursuant to Section 5.28 hereof such later date as specified by the Administrative Agent) in a form satisfactory to
Administrative Agent and covering such matters set forth in Exhibit E hereto and such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;
(d)receipt by the Administrative Agent of a certificate (the “Closing Certificate”), dated the date of the first Borrowing after the Restatement Date, substantially in the form of
Exhibit F hereto, signed by a chief financial officer or other authorized officer of each Loan Party, to the effect that, to his knowledge, (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Loan Parties contained in
Article IV are true on and as of the date of the first Borrowing hereunder;
(e)receipt by the Administrative Agent of all documents which the Administrative
Agent or any Lender may reasonably request relating to the existence of each Loan Party, the authority for and the validity of this Agreement, the Notes and the other Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including without limitation a certificate of incumbency of each Loan Party (the “Officer’s
Certificate”), signed by the Secretary, an Assistant Secretary, a member, manager, partner, trustee or other authorized representative of the respective Loan Party, substantially in the form of Exhibit
G hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the respective Loan Party, authorized to execute and deliver the Loan Documents, and certified copies of the following items:  (i) the Loan Party’s Organizational Documents; (ii) the Loan Party’s
Operating Documents; (iii) if applicable, a certificate of the Secretary of State of such Loan Party’s state of organization as to the good standing or existence of such Loan Party, and (iv) the
Organizational Action, if any, taken by the board of directors of the Loan Party or the members, managers, trustees, partners or other applicable Persons authorizing the Loan Party’s execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the
Loan Party is a party;
(f)completion of due diligence to the satisfaction of the Administrative Agent with respect to the Borrower and the Guarantors, including but not limited to review of the Investment
Policies, risk management procedures, accounting policies, systems integrity, compliance, management and organizational structure and the loan and investment portfolio of the Borrower and the Guarantors;
(g)the Security Agreement and the other Collateral Documents, each in form and content satisfactory to the Administrative Agent shall have been duly executed by the applicable
Loan Parties and such documents shall have been delivered to the Administrative Agent and shall be in full force and effect and each document (including each UCC financing statement and amendments and continuations thereof required by law or reasonably requested by the
Administrative Agent to be filed, registered or recorded in order to create in favor of the
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Administrative Agent for the benefit of the Secured Parties, upon filing, recording or possession by the Administrative Agent, as the case may be, a valid, legal and perfected first-priority security interest in and lien on the Collateral described in the Collateral Documents, free of all liens or encumbrances (except Permitted Encumbrances), shall have been delivered to the Administrative
Agent; Borrower shall also deliver or cause to be delivered the certificates (with undated stock powers executed in blank) for all shares of stock or other equity interests pledged to the
Administrative Agent for the benefit of Lenders pursuant to the Pledge Agreement;
(h)the Administrative Agent shall have received the results of a search of the UCC filings (or equivalent filings) made with respect to the Borrower and the Loan Parties in the states
(or other jurisdictions) in which the Loan Parties are organized, the chief executive office of each such Person is located, any offices of such persons in which records have been kept relating to
Collateral described in the Collateral Documents and the other jurisdictions in which UCC filings
(or equivalent filings) are to be made pursuant to the preceding paragraph, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Administrative Agent that the Liens other than Permitted
Encumbrances indicated in any such financing statement (or similar document) have been released or subordinated to the satisfaction of Administrative Agent;
(i)receipt by the Administrative Agent of a Borrowing Base Certification Report,
dated as of the date of the initial Notice of Borrowing and satisfactory in all respects to the
Administrative Agent;
(j)the Borrower shall have paid all fees required to be paid by it on the Closing Date, including all fees required hereunder and any fees owed to the Administrative Agent, the Lead
Arranger, and the Lenders, and shall have reimbursed the Administrative Agent for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Loan
Documents, including the reasonable legal, audit and other document preparation costs incurred by the Administrative Agent;
(k)such other documents or items as the Administrative Agent, the Lenders or their counsel may reasonably request;
(l)the Administrative Agent shall have received and reviewed (i) satisfactory audited consolidated financial statements of the Borrower for the two most recent fiscal years ended prior to the Restatement Date as to which such financial statements are available, (ii) satisfactory unaudited quarterly financial statements of the Borrower as of the most recent quarter end and such other financial information as the Administrative Agent may reasonably request; and
(iii) satisfactory financial statement projections through and including the Borrower’s 2017 fiscal year, together with such information as the Administrative Agent and the Lenders shall reasonably require (including, without limitation, a detailed description of the assumptions used in preparing such projections);
(m)the Administrative Agent shall have received an Officer’s Certificate to the effect that any credit facilities currently in effect for the Borrower (except to the extent being so repaid with the proceeds of the initial Loan on or after the Restatement Date) and any and all liens thereunder have been terminated and released; and
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(n)the Administrative Agent shall have received evidence of insurance maintained by the Loan Parties, insuring against such risks and with such insurers as are acceptable to the
Administrative Agent.
For purposes of determining compliance with the conditions specified in this Section
3.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
SECTION 3.02.Conditions to All Borrowings.  The obligation of each Lender to make an Advance on the occasion of each Borrowing or Swing Borrowing is subject to the satisfaction of the following conditions:
(a)receipt by the Administrative Agent of a Notice of Borrowing as required by
Section 2.02, together with a Borrowing Base Certification Report dated as of the date of delivery and satisfactory in all respects to the Administrative Agent;
(b)receipt by the Administrative Agent of such documentation as the Administrative
Agent shall reasonably require confirming that the Borrower shall be in compliance with the
Minimum Liquidity Requirement, if applicable;
(c)the fact that, immediately before and after such Borrowing or Swing Borrowing, no
Default shall have occurred and be continuing;
(d)an Officer’s Certificate to the effect that the representations and warranties of the
Loan Parties contained in Article IV of this Agreement and the other representations and warranties contained in the Loan Documents shall be true, in all material respects, on and as of the date of such Borrowing or Swing Borrowing (except to the extent that any such representations and warranties speak as to a specific date, in which case such representations and warranties shall be true in all material respects as of such date);
(e)an Officer’s Certificate to the effect that, immediately after such Borrowing or
Swing Borrowing:  (A) the aggregate outstanding principal amount of the Revolver Advances of each Lender will not exceed the amount of its Revolver Commitment and (B) the aggregate outstanding principal amount of the Revolver Advances will not exceed the aggregate amount of the Revolver Commitments of all of the Lenders as of such date;
(f)with respect to each Pre-Positioned Investment that is funded with the proceeds of such Advance, the Administrative Agent and the Collateral Custodian shall have received a faxed or .PDF copy of the executed note, if any, evidencing such Pre-Positioned Investment, and, if requested in writing by the Administrative Agent, the Administrative Agent shall have received a copy of the credit analysis, underwriting materials and any similar document previously prepared by the Borrower in connection with its investment decision in such Pre-Positioned Investment; and
(g)an Officer’s Certificate to the effect that, immediately after such Borrowing or
Swing Borrowing the Covered Debt Amount will not exceed the Borrowing Base.
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Each Borrowing or Swing Borrowing and each Notice of Continuation or Conversion hereunder shall be deemed to be a representation and warranty by the Loan Parties on the date of such
Borrowing or Swing Borrowing as to the truth and accuracy of the facts specified in clauses (c), (d) and
(e) of this Section.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
The Borrower and Guarantors represent and warrant that:
SECTION 4.01.Existence and Power.  As of the Restatement Date, the
Borrower is a corporation, and each Guarantor, if any, is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, is, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, all organizational powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.
SECTION 4.02.Organizational and Governmental Authorization; No
Contravention.  The execution, delivery and performance by each Loan Party of this Agreement, the
Notes, the Collateral Documents and the other Loan Documents to which such Loan Party is a party
(i) are within such Loan Party’s organizational powers, (ii) have been duly authorized by all necessary
Organizational Action, (iii) require no action by or in respect of, or filing with, any Governmental
Authority that has not been obtained or made when required, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Organizational Documents and
Operating Documents of such Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Loan Party or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of such Loan Party or any of its Subsidiaries (other than
Liens in favor of the Administrative Agent for the benefit of the Secured Parties to secure the
Obligations).
SECTION 4.03.Binding Effect.  This Agreement constitutes a valid and binding agreement of the Loan Parties enforceable in accordance with its terms, and the Notes, the
Collateral Documents and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Loan Parties party to such Loan
Document enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally.
SECTION 4.04.Financial Information.
(a)The audited consolidated balance sheet of the Borrower as of December 31, 2020 and the related consolidated statements of income, shareholders’ equity and cash flows for the
Fiscal Year then ended, reported on by Grant Thornton LLP, copies of which have been delivered to the Administrative Agent for delivery to each of the Lenders, and the unaudited consolidated financial statements of the Borrower for the interim periods ended March 31, 2021 and June 30,
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2021, copies of which have been delivered to each of the Lenders, fairly present, in conformity with
GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of
such dates and their consolidated results of operations and cash flows for such periods stated.
(b)Since December 31, 2020 there has been no event, act, condition or occurrence having a Material Adverse Effect.
SECTION 4.05.Litigation.  There is no action, suit or proceeding pending, or to the knowledge of the Loan Parties threatened in writing, against or affecting the Loan Parties or any of their respective Subsidiaries before any court or arbitrator or any Governmental Authority which in any manner draws into question the validity or enforceability of, or could impair the ability of the Loan
Parties, taken as a whole, to perform their obligations under, this Agreement, the Notes, the Collateral
Documents or any of the other Loan Documents.
SECTION 4.06.Compliance with ERISA.
(a)The Loan Parties and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance with the applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.
(b)Neither the Loan Parties nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.
(c)The assets of the Loan Parties or any Subsidiary of any Loan Party do not and will not constitute “plan assets,” within the meaning of ERISA, the Code and the respective regulations promulgated thereunder.  The execution, delivery and performance of this Agreement, and the borrowing and repayment of amounts hereunder, do not and will not constitute “prohibited transactions” under ERISA or the Code.
SECTION 4.07.Payment of Taxes.  There have been filed on behalf of the Loan
Parties and their respective Subsidiaries all material Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Loan Parties or any Subsidiary have been paid other than those being contested in good faith and by appropriate proceedings diligently conducted and with respect to which such Person has established adequate reserves in accordance with GAAP.  The charges, accruals and reserves on the books of the Loan Parties and their respective Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Loan Parties, adequate.  No
Loan Party has been given or been requested to give a waiver of the statute of limitation relating to the payment of Federal, state, local or foreign taxes.
SECTION 4.08.Subsidiaries.  Each of the Subsidiaries (other than any
Foreclosed Subsidiary) of each Loan Party (i) is a corporation, a limited liability company or other legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, as the case may be, (ii) is, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and (iii) has, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, all organizational powers and all
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governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.  No Loan Party has any Subsidiaries except those Subsidiaries listed on Schedule 4.08 and as set forth in any Compliance Certificate provided to the Administrative Agent and Lenders pursuant to
Section 5.01(c) after the Sixth Amendment Effective Date, which accurately sets forth each such
Subsidiary’s complete name and jurisdiction of organization, and if applicable, the designation of such
Subsidiary as a Structured Subsidiary or Immaterial Subsidiary.
SECTION 4.09.Investment Company Act, Etc.  The Borrower is qualified as a
RIC and as an “investment company” that has elected to be regulated as a “business development company” as defined in Section 2(a)(48) of the Investment Company Act and is subject to regulation as such under the Investment Company Act including Section 18, as modified by Section 61, of the
Investment Company Act.  The business and other activities of the Borrower, including but not limited to, the making of the Advances by the Lenders, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by the Loan Documents to which the Borrower is a party do not result in any violations, with respect to the Borrower, of the provisions of the Investment Company Act or any rules, regulations or orders issued by the Securities and Exchange
Commission thereunder, in each case, that are applicable to the Borrower.
SECTION 4.10.All Consents Required.  All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required in connection with the due execution, delivery and performance by the Loan Parties of this Agreement and any Loan Document to which any Loan Party is a party, have been obtained.
SECTION 4.11.Ownership of Property; Liens.  Each of the Loan Parties and
their respective Subsidiaries has title or the contractual right to possess its properties sufficient for the conduct of its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and Permitted
Encumbrances.
SECTION 4.12.No Default.  No Loan Party or any of their respective
Subsidiaries is in default in any material respect under or with respect to any material agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound.  No
Default or Event of Default has occurred and is continuing.
SECTION 4.13.[Reserved].
SECTION 4.14.Environmental Matters.
(a)No Loan Party or any Subsidiary of a Loan Party is subject to any Environmental
Liability which would reasonably be expected to have a Material Adverse Effect and no Loan Party or any Subsidiary of a Loan Party has been designated as a potentially responsible party under
CERCLA.  None of the Properties has been identified on any current or proposed (i) National
Priorities List under 40 C.F.R. § 300, (ii) SEMS Database list or (iii) any list arising from a state statute similar to CERCLA.
(b)No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the
Properties, except for Hazardous Materials, such as cleaning solvents, office supplies, pesticides
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and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, and managed or otherwise handled in minimal amounts in the ordinary course of business of such Loan Party or Subsidiary of a Loan Party in compliance with all applicable
Environmental Requirements, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
(c)The Loan Parties, and each of their respective Subsidiaries, has procured all material Environmental Authorizations necessary for the conduct of the business contemplated on such Property, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Loan Party’s, and each of their respective Subsidiary’s, respective businesses, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
SECTION 4.15.Compliance with Laws.  Each Loan Party and each Subsidiary of a Loan Party is in compliance with all applicable laws, including, without limitation, all
Environmental Laws and all regulations and requirements of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (including with respect to timely filing of reports), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
SECTION 4.16.Capital Securities.  All Capital Securities, debentures, bonds, notes and all other securities of each Loan Party and their respective Subsidiaries presently issued and outstanding are, if applicable, validly and properly issued in accordance, in all material respects, with all applicable laws, including, but not limited to, the “Blue Sky” laws of all applicable states and the federal securities laws.  The issued shares of Capital Securities of each of the Loan Party’s respective
Subsidiaries are owned by the Loan Parties free and clear of any Lien or adverse claim other than
Permitted Encumbrances.
SECTION 4.17.Margin Stock.  No Loan Party or any of their respective
Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin
Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of
Regulation X of the Federal Reserve Board.  Following the application of the proceeds from each
Advance, not more than 25% of the value of the assets, either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis, will be “Margin Stock.”
SECTION 4.18.Insolvency.  After giving effect to the execution and delivery of the Loan Documents and the making of the Advances under this Agreement, no Loan Party will be
“insolvent,” within the meaning of such term as defined in § 101 of Title 11 of the United States Code or
Section 2 of either the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act, or
any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.
SECTION 4.19.Collateral Documents.  Upon execution by the applicable Loan
Parties, the Collateral Documents shall be effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral, securing the Obligations, and, upon (i) the filing of one or more UCC financing statements in the
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appropriate jurisdictions, (ii) delivery of the certificates evidencing shares of stock, membership interests and other equity interests and delivery of the original notes and other instruments representing debt or other obligations owing to the Loan Parties to the Collateral Custodian as bailee for the Administrative
Agent and (iii) subject to Section 5.32, execution and delivery of deposit account control agreements (in form and substance acceptable to the Administrative Agent) with any depositary bank (other than Capital
One) at which any Loan Party maintains a deposit account, the Administrative Agent shall have or continue to have a fully perfected first priority Lien (subject to Permitted Encumbrances) on, and security interest in, all right, title and interest of the applicable Loan Parties, in such Collateral and the proceeds thereof that can be perfected upon filing of one or more UCC financing statements and execution and delivery of such equity interests, notes and other instruments and such control agreements, in each case prior and superior in any right to any other Person (other than Permitted Encumbrances).
SECTION 4.20.Labor Matters.  There are no strikes, lockouts, slowdowns or other labor disputes against any Loan Party or any Subsidiary of any Loan Party pending or, to the knowledge of any Loan Party, threatened.  The hours worked by and payment made to employees of the
Loan Parties and each Subsidiary of any Loan Party have been in compliance with the Fair Labor
Standards Act and any other applicable federal, state or foreign law dealing with such matters.  All payments due from the Loan Parties or any of their respective Subsidiaries, or for which any claim may be made against the Loan Parties or any of their respective Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Loan Party or such Subsidiary, as appropriate.  No Loan Party or any Subsidiary of a Loan
Party is party to a collective bargaining agreement.
SECTION 4.21.Patents, Trademarks, Etc.  The Loan Parties and their respective Subsidiaries own, or are licensed to use, all patents, trademarks, trade names, copyrights, technology, know-how and processes, service marks and rights with respect to the foregoing that are material to the businesses, assets, operations, properties or condition (financial or otherwise) of the Loan
Parties and their respective Subsidiaries taken as a whole. The use of such patents, trademarks, trade names, copyrights, technology, know-how, processes and rights with respect to the foregoing by the
Loan Parties and their respective Subsidiaries, does not infringe on the rights of any Person, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
SECTION 4.22.Insurance.  The Loan Parties and each of their Subsidiaries
(other than Immaterial Subsidiaries) has (either in the name of such Loan Party or in such Subsidiary's name), with financially sound and reputable insurance companies, insurance in at least such amounts and against at least such risks (including on all its Property) as are usually insured against by companies of established repute engaged in the same or similar business.
SECTION 4.23.Anti-Terrorism Laws.  (a) None of the Loan Parties, or any of
their respective Subsidiaries, is in violation of any laws relating to terrorism or money laundering, including, without limitation, the USA Patriot Act.
(b)(i)The Borrower and each other Loan Party have instituted, maintain and are complying with policies, procedures and controls reasonably designed to comply with all Anti-Money Laundering Laws;
(ii)No Loan Party will use any of the Advances in violation of any Anti-
Money Laundering Laws;
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(iii)No Loan Party will fund any repayment of any Advance in violation of any Anti-Money Laundering Laws; and
(iv)The Borrower and each other Loan Party is not and has not been under administrative, civil or criminal investigation or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of any Anti-Money Laundering
Laws.
SECTION 4.24.Ownership Structure.  As of the ~~Sixth~~Eighth Amendment
Effective Date, Schedule 4.24 is a complete and correct list of all Subsidiaries of the Borrower and of each Loan Party setting forth for each such Subsidiary, (i) the jurisdiction of organization of such
Subsidiary, (ii) each Person holding any Capital Securities in such Subsidiary, (iii) the nature of the
Capital Securities held by each such Person, and (iv) the percentage of ownership of such Subsidiary represented by such Capital Securities.  Except as disclosed in such Schedule, as of the ~~Sixth~~Eighth
Amendment Effective Date (i) the Borrower and its Subsidiaries owns, free and clear of all Liens and has the unencumbered right to vote, all outstanding Capital Securities in each Person shown to be held by it on such Schedule, (ii) all of the issued and outstanding Capital Securities of each Person is, if applicable, validly issued, fully paid and nonassessable and (iii) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional Capital Securities of any type in, any such Person.
SECTION 4.25.Reports Accurate; Disclosure.  Neither this Agreement, nor any
Loan Document, nor any other written agreement, document, certificate or statement (other than projected financial information, other forward looking information and information of a general economic or general industry nature or information relating to third parties that, for the avoidance of doubt, are not Affiliates) furnished by or on behalf of Borrower to the Administrative Agent or the
Lenders in connection with the transactions contemplated hereby (as modified or supplemented by other information so furnished) when taken together with the Borrower’s public filings and as a whole (and after giving effect to all updates, modifications and supplements) contains any material misstatement of fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made; provided that with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of the preparation thereof (it being understood that projections are subject to significant and inherent uncertainties and contingencies which may be outside of the Borrower’s control and that no assurance can be given that projections will be realized, and are therefore not to be viewed as fact, and that actual results for the periods covered by projections may differ from the projected results set forth in such projections and that such differences may be material).  As of the ~~Sixth~~Eighth Amendment Effective Date, the Borrower has disclosed in its public filings or to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, that, if terminated prior to its term, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.
SECTION 4.26.Location of Offices; Names.
  The state of organization of Borrower (within the meaning of Article 9 of the UCC) is Maryland.
Neither the Borrower nor any Guarantor has changed its name, identity, structure, existence or state of formation, whether by amendment of its Organizational Documents, by reorganization or otherwise, or
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has changed its state of organization (within the meaning of Article 9 of the UCC) within four (4) months preceding the Restatement Date.
SECTION 4.27.Affiliate Transactions.  Except as disclosed on Schedule 4.27 or otherwise permitted by Section 5.27, neither the Borrower nor any Subsidiary (other than any
Structured Subsidiary) nor any other Loan Party is a party to or bound by any agreement or arrangement
(whether oral or written) to which any Affiliate of the Borrower, any Subsidiary or any other Loan Party is a party.
SECTION 4.28.Broker’s Fees.  Except as otherwise agreed with the
Administrative Agent, no broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby.  Except as otherwise agreed with the
Administrative Agent, no other similar fees or commissions will be payable by any Loan Party for any other services rendered to the Borrower or any of its Subsidiaries ancillary to the transactions contemplated hereby.
SECTION 4.29.Survival of Representations and Warranties, Etc.  All
statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower, any Subsidiary or any other Loan Party to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of any
Loan Party prior to the Restatement Date and delivered to the Administrative Agent or any Lender in connection with the underwriting or closing of the transactions contemplated hereby) shall constitute representations and warranties made by the Loan Parties in favor of the Administrative Agent and each of the Lenders under this Agreement.  All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Advances.
SECTION 4.30.Loans and Investments.  No Loan Party nor any of their respective Subsidiaries has made a loan, advance or Investment which is outstanding or existing on the
~~Sixth~~Eighth Amendment Effective Date except (i) Portfolio Investments in the ordinary course of business and consistently with the Investment Policies, (ii) Investments in Subsidiaries and Affiliates as
set forth on Schedule 4.24, (iii) Investments in Cash and Cash Equivalents, and (iv) other Investments in existence on the ~~Sixth~~Eighth Amendment Effective Date and described on Schedule 4.30.
SECTION 4.31.No Default or Event of Default.
  No event has occurred and is continuing and no condition exists, or would result from any Advance or from the application of the proceeds therefrom, which constitutes or would reasonably be expected to constitute Default or Event of Default.
SECTION 4.32.USA Patriot Act; OFAC.
(a)No Loan Party nor any Affiliate of a Loan Party is (1) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a Non-
Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (2) a “Foreign Shell Bank”
within the meaning of the USA Patriot Act, i.e., a foreign lender that does not have a physical
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presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (3) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Section 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns.
(b)No Loan Party or any Affiliate of a Loan Party (i) is a Sanctioned Entity or is
controlled by or is acting on behalf of a Sanctioned Entity, (ii) has more than 10% of its assets located in Sanctioned Entities, or (iii) derives more than 10% of its operating income from investments in, or transactions with Sanctioned Entities.  The proceeds of any Advance will not be used and have not been used to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Entity.  Each Loan Party is in compliance with all applicable
OFAC rules and regulations, and no Loan Party or any Affiliate of a Loan Party is in violation of and shall not violate any of the country or list based economic and trade sanctions administered and enforced by OFAC that are described or referenced at http://www.ustreas.gov/offices/enforcement/
ofac/ or as otherwise published from time to time.
(c)Notwithstanding anything contained in the foregoing to the contrary, no Loan Party shall have any duty to investigate or confirm that any shareholder of Borrower or any officer, director, manager, employee, owner or Affiliate of a Portfolio Investment is in compliance with the provisions of this Section 4.32, and any violation by any such Person shall not be a Default under this Agreement.
SECTION 4.33.Material Contracts.  Schedule 4.33 is, as of the ~~Sixth~~Eighth
Amendment Effective Date, a true, correct and complete listing of all contracts to which any Loan Party is a party, the breach of or failure to perform which, either by a Loan Party or other party to such contract could reasonably be expected to result in a Material Adverse Effect (“Material Contract”).  The
Borrower, its Subsidiaries and the other Loan Parties that are a party to any Material Contract has performed and is in compliance with all of the material terms of such Material Contract, and no Loan
Party has knowledge of any default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, that exists with respect to any such Material Contract, in each case, other than any nonperformance, noncompliance, default or event of default that does not constitute an Event of Default under Section 6.01(o).
SECTION 4.34.Collateral-Mortgage Property.  With respect to each Mortgaged
Property, if any, within the Collateral the Administrative Agent has:  (i) a first priority lien (subject to
Permitted Encumbrances) upon the fee simple title to the Mortgaged Property, if any; (ii) a first priority lien (subject to Permitted Encumbrances) upon the leases and rents applicable to the Mortgaged Property, if any; (iii) a first priority lien (subject to Permitted Encumbrances) upon all equipment and fixtures applicable to the Mortgaged Property, if any; and (iv) all Mortgaged Property Security Documents, if
any, reasonably requested by the Administrative Agent.
SECTION 4.35.Mortgaged Properties; Flood Insurance.
(a)As of the ~~Sixth~~Eighth Amendment Effective Date, Schedule 1.01 is a correct and complete list of all Mortgaged Properties, if any, included in the Collateral.
(b)All Mortgaged Properties owned by the Loan Parties is insured pursuant to policies and other bonds which are valid and in full force and effect and which provide adequate coverage
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from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each such Loan Party in accordance with prudent business practice in the industry of such Loan
Party.  Each Loan Party has taken all actions required under the Flood Laws and/or requested by
Administrative Agent to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral, including, but not limited to, providing Administrative Agent with the address and/or GPS coordinates of each structure located upon any Mortgaged Property that will be subject to a mortgage or deed of trust in favor of Administrative Agent, and, to the extent required, obtaining flood insurance for such property, structures and contents prior to such property, structures and contents becoming Collateral.
SECTION 4.36.Common Enterprise.  The successful operation and condition of the Loan Parties is dependent on the continued successful performance of the functions of the group of Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party.  Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other
Loan Parties and (ii) the credit extended by the Lenders to the Borrower hereunder, both in their separate capacities and as members of the group of companies.  Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such
Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.
SECTION 4.37.Investment Policies.  Since the Sixth Amendment Effective
Date, there have been no material changes in the Investment Policies other than Permitted Policy
Amendments, and the Borrower has at all times complied in all material respects with the Investment
Policies with respect to each Portfolio Investment.  The Investment Policies, to the extent described in the Borrower’s annual report on Form 10-K most recently filed with the Securities and Exchange
Commission or in any subsequent filings as filed with the Securities and Exchange Commission, are or will be fully and accurately described in all material respects.
SECTION 4.38.Eligibility of Portfolio Investments.  On the date of each
Borrowing or Swing Borrowing, (i) the information contained in the Borrowing Base Certification
Report delivered pursuant to Section 3 is an accurate and complete listing in all material respects of all the Eligible Investments that are part of the Collateral as of such date, and the information contained therein with respect to the identity of such Portfolio Investment and the amounts owing thereunder is true and correct in all material respects as of such date and (ii) each such Portfolio Investment is an Eligible
Investment.
SECTION 4.39.Portfolio Investments.  The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of collateral covering the Portfolio Investments owned directly by the Borrower other than any financing statement that has been terminated, financing statements naming the Administrative Agent for the benefit of the Secured Parties as secured party or any financing statement arising from a Permitted
Encumbrance.  The Borrower is not aware of the filing of any judgment or tax Lien filings against the
Borrower. Each Portfolio Investment was originated or acquired without any fraud or material misrepresentation by the Borrower or, to the best of the Borrower’s knowledge, on the part of the
Obligor.
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SECTION 4.40.Selection Procedures.  No procedures believed by the Borrower to be adverse to the interests of the Administrative Agent and the Lenders were utilized by the Borrower in identifying and/or selecting the Portfolio Investments that are part of the Eligible Investments and are included in the Borrowing Base.
SECTION 4.41.Coverage Requirement.  The Advances outstanding do not exceed the lesser of (i) the aggregate amount of the Revolver Commitments of all the Lenders and (ii)
the Borrowing Base.
SECTION 4.42.Foreign Corrupt Practices.    Neither the Borrower nor any
other Loan Party, nor any director, officer, agent, employee or Affiliate of the Borrower or any such other Loan Party is aware of or has taken any action, directly or indirectly, that would result in a material violation by such Persons of the FCPA, including without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the
FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and, the Loan Parties and their Affiliates have conducted their business in material compliance with the FCPA and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
SECTION 4.43.Structured Subsidiaries.
(a) There are no agreements or other documents relating to any Structured
Subsidiary binding upon the Borrower or any of its Subsidiaries (other than such Structured
Subsidiary) other than as permitted under the definition thereof.
(b) The Borrower has not Guaranteed the Debt or other obligations in respect of any credit facility relating to the Structured Subsidiaries, other than pursuant to Standard
Securitization Undertakings.
SECTION 4.44.Volcker Rule.  The Volcker Rule is not applicable to Advances made pursuant to this Agreement.
SECTION 4.45.Beneficial Ownership Certificate.  The information included in the Beneficial Ownership Certification delivered on or prior to the ~~Sixth~~Eighth Amendment Effective
Date, as updated from time to time in accordance with this Agreement, is true and correct in all respects.
ARTICLE V
COVENANTS
The Borrower and Guarantors agree, jointly and severally, that, so long as any Lender has any Revolver Commitment hereunder or any Obligation remains unpaid:
SECTION 5.01.Information.  The Borrower will deliver to the Administrative
Agent, who will then promptly deliver to each of the Lenders:
(a)as soon as available and in any event within 90 days after the end of each Fiscal
Year, an audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of
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the end of such Fiscal Year and the related consolidated statements of income, shareholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all certified by Grant Thornton LLP or another independent public accountants reasonably acceptable to the Administrative Agent, with such certification to be free of exceptions and qualifications not acceptable to the Required Lenders; provided, that to the extent that any Structured Subsidiary, Special Purpose Subsidiary or Foreclosed Subsidiary that is treated as a consolidated entity and reflected on the consolidated balance sheet of the Borrower and its
Subsidiaries, concurrently with the delivery of the financial statements referred to in this paragraph
(a), the Borrower shall provide to the Administrative Agent a balance sheet for each such
Structured Subsidiary, Special Purpose Subsidiary and such Foreclosed Subsidiary as of the end of such Fiscal Year and the related statements of income and stockholders’ equity of such Structured
Subsidiary, Special Purpose Subsidiary and such Foreclosed Subsidiary for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year;
(b)as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its
Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments and the absence of footnotes) as to fairness of presentation in all material respects, GAAP and consistency (except as set forth therein) by the chief financial officer or other authorized officer of the Borrower; provided, that to the extent that any Structured Subsidiary, Special Purpose Subsidiary or any Foreclosed Subsidiary that is treated as a consolidated entity and reflected on the consolidated balance sheet of the Borrower and its
Subsidiaries, concurrently with the delivery of the financial statements referred to in this paragraph (b), the Borrower shall provide to the Administrative Agent a balance sheet for each such Structured Subsidiary, Special Purpose Subsidiary and such Foreclosed Subsidiary as of the end of such Fiscal Quarter and the related statements of income and stockholders’ equity of such
Structured Subsidiary, Special Purpose Subsidiary and such Foreclosed Subsidiary for such Fiscal
Quarter, setting forth in each case in comparative form the figures for the previous Fiscal Quarter;
(c)simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate, substantially in the form of Exhibit H and with compliance calculations in form and content reasonably satisfactory to the Administrative Agent (a
“Compliance Certificate”), of the chief financial officer or other authorized officers of the
Borrower (i) setting forth in reasonable detail the calculations required to establish whether the
Loan Parties were in compliance with the requirements of Sections 5.04, 5.05, 5.07, 5.09, 5.10,
5.11, 5.12, 5.37 and 5.46 on the date of such financial statements, (ii) setting forth the identities of the respective Subsidiaries on the date of such financial statements, (iii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Loan Parties are taking or propose to take with respect thereto and (iv)
stating whether any default exists under the Subordinated Main Street Loan Agreement on the date of such certificate and, if any default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;
(d)as soon as available and in any event within 30 days after the end of each calendar month, a monthly summary from the Collateral Custodian with respect to the Collateral subject to
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the Custodial Agreements with the Collateral Custodian, such summary to be in form and substance acceptable to the Administrative Agent;
(e)within 5 Business Days after the Borrower becomes aware of the occurrence of any
Default (including, without limitation, if Administrative Agent shall fail for any reason to have a valid first priority security interest in any of the Collateral (in each case, other than Permitted
Encumbrances or by reason of any act or omission solely on behalf of the Administrative Agent)), a certificate of the chief financial officer or other authorized officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;
(f)promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;
(g)if and when the Borrower or any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any “reportable event” (as defined in Section 4043 of
ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under
Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;
(h)promptly after the Borrower knows of the commencement thereof, notice of any litigation, dispute or proceeding (and any material development in respect of such proceedings)
involving a claim against a Loan Party and/or any Subsidiary of a Loan Party that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;
(i)a Borrowing Base Certification Report, substantially in the form of Exhibit D and otherwise in form and content reasonably satisfactory to the Administrative Agent, which report is certified as to truth and accuracy by the chief financial officer or other authorized officer of the
Borrower and which report shall be delivered (A) while any Advances or other amounts are outstanding, within 7 calendar days following the last day of each month or (B) otherwise, if there are no Advances outstanding, within 15 calendar days following the last day of each calendar month;
(j)promptly at the request of the Administrative Agent, (i) copies of  the Investment
Documents with respect to any Portfolio Investment and (ii) to the extent not subject to a nondisclosure provision (unless the Administrative Agent executes and delivers any non-reliance letter, release, confidentiality agreement or similar agreements required by such third party appraiser), any valuation report received by the Borrower with respect to the Borrower’s and its
Subsidiaries’ (other than any Structured Subsidiaries’ or any Immaterial Subsidiaries’) loan and investment portfolio, conducted by Deloitte Financial Advisory Services LLP or such other third party appraiser reasonably acceptable to the Administrative Agent;
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(k)promptly after the Borrower knows of a Value Triggering Event, notice of such event and the value of the affected Loan;
(l)promptly upon the occurrence of any Internal Control Event which is required to be publicly disclosed of which a Responsible Officer (other than a Responsible Officer committing the fraud constituting such Internal Control Event) has knowledge;
(m)as soon as available and in any event within 45 days after the end of each Fiscal
Quarter of each Fiscal Year, commencing with the first Fiscal Quarter to end on or after the date on which the Borrower has any Structured Subsidiary, a certificate of a Responsible Officer of the
Borrower certifying that attached thereto is a complete and correct description of all portfolio investments made by such Structured Subsidiary as of the date thereof, including, with respect to each such portfolio investment, the name of the Structured Subsidiary holding such portfolio investment and the name of the Obligor of such portfolio investment;
(n)for informational purposes only, promptly following each fiscal year end, an operating cash flow budget for the immediately succeeding calendar year, substantially similar in format to that delivered pursuant to Section 3.01(l)(iii) hereof and containing the level of detail acceptable to the Administrative Agent;
(o)from time to time such additional information regarding the financial position or business of the Borrower, its Subsidiaries, and each Loan Party as the Administrative Agent, at the request of any Lender, may reasonably request; and
(p)promptly after the occurrence thereof, any change in the information provided or required to be included in the Beneficial Ownership Certification.
For purposes of clauses (a), (b) and (f) of this Section 5.01, all financial statements and other information contained therein filed with the Securities and Exchange Commission shall be deemed delivered hereunder; provided, however, that nothing in the foregoing shall be deemed to relieve the
Borrower of its obligation to deliver a Compliance Certificate pursuant to clause (c).
SECTION 5.02.Inspection of Property, Books and Records. The Borrower will
(i) keep, and will cause each of its Subsidiaries to keep, its books and records in conformity with GAAP;
(ii) permit, and will cause each Subsidiary of the Borrower and each Loan Party to permit, with at least five (5) Business Days’ prior notice (or such lesser time period agreed upon by the Administrative Agent and the Borrower), which notice shall not be required in the case of an emergency, the Administrative
Agent or its designee, at the expense of the Borrower and Loan Parties, to perform periodic field audits and investigations of the Borrower, the Loan Parties and the Collateral, from time to time; provided that the Borrower shall only be required to reimburse the Administrative Agent for one such audit and investigation each Fiscal Year unless an Event of Default shall have occurred and be continuing at the time of any subsequent audit and investigation; and (iii) permit, and will cause each Subsidiary to permit, with at least five (5) Business Days’ prior notice (or such lesser time period agreed upon by the
Administrative Agent and the Borrower), the Administrative Agent or its designee, at the expense of the
Borrower and the Loan Parties, to visit and inspect any of their respective properties, to examine and make copies of any of their respective books and records (but only to the extent the Borrower is not prohibited from disclosing such information or providing access to such information pursuant to
Applicable Law or an agreement any Loan Party entered into with a third party in the ordinary course of its business), and to discuss their respective affairs, finances and accounts with their respective officers,
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employees and independent public accountants, in each case, to the extent such inspection or requests for such information are reasonable and such information can be provided or discussed without violation of law, rule, regulation or contract; provided that (x) the Borrower shall be entitled to have its representatives and advisers present during any inspection of its books and records and (y) the Borrower shall only be required to reimburse the Administrative Agent for only one such inspection each Fiscal
Year unless an Event of Default shall have occurred and be continuing.  The Loan Parties agree to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.
SECTION 5.03.Maintenance of RIC Status and Business Development
Company.  The Borrower will maintain its status as a RIC under the Code and as a “business development company” under the Investment Company Act.
SECTION 5.04.Minimum Liquidity.  The Borrower will maintain, at any time when the Covered Debt Amount minus Cash and Cash Equivalents exceeds 90% of the Adjusted
Borrowing Base, Liquidity of not less than 10% of the aggregate outstanding principal amount of the sum of all Revolver Advances as of the date of determination (the “Minimum Liquidity
Requirement”).
SECTION 5.05.Capital Expenditures.  Capital Expenditures of the Loan Parties
will not exceed in the aggregate in any Fiscal Year the sum of $500,000; provided that after giving effect to the incurrence of any Capital Expenditures permitted by this Section, no Default shall have occurred and be continuing (with the effect that amounts not incurred in any Fiscal Year may not be carried forward to a subsequent period).
SECTION 5.06.Sale/Leasebacks.  The Loan Parties shall not, nor shall they permit any Subsidiary to, enter into any Sale/Leaseback Transaction.
SECTION 5.07.Minimum Consolidated Tangible Net Worth.  Consolidated
Tangible Net Worth shall be calculated quarterly commencing on the Fiscal Quarter ending March 31,
2014 and at the end of each Fiscal Quarter thereafter, and shall not be less than the greater of (a) the aggregate amount of the Revolver Commitments and (b) $50,000,000.00.
SECTION 5.08.Acquisitions.  No Loan Party or any Subsidiary of a Loan Party
shall make any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition.
SECTION 5.09.Interest Coverage Ratio.  The Borrower will maintain, as of the end of each Fiscal Quarter, an Interest Coverage Ratio of not less than 2.00:1.00, determined for the period of the four consecutive preceding Fiscal Quarters ending on the date of determination.
SECTION 5.10.Asset Coverage Ratio.  The Borrower will maintain an Asset
Coverage Ratio, as of the end of each Fiscal Quarter, ~~commencing with the Fiscal Quarter ending~~
~~September 30, 2021~~(a) prior to the Asset Coverage Ratio Toggle Date, of not less than 2.00:1.00 and (b)
on and after the Asset Coverage Ratio Toggle Date, of not less than 1.50:1.00.
SECTION 5.11.Loans or Advances.  No Loan Party nor any Subsidiary of a
Loan Party (other than Structured Subsidiaries) shall make loans or advances to any Person (other than any Portfolio Investment) except: (i) solely to the extent not prohibited by Applicable Laws, employee
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loans or advances that do not exceed Two Hundred Thousand Dollars ($200,000) in the aggregate at any one time outstanding made on an arms’-length basis in the ordinary course of business; (ii) deposits required by government agencies or public utilities; (iii) loans or advances to the Borrower or any
Guarantor that is a Consolidated Subsidiary; (iv) [reserved]; and (v) loans and advances outstanding on the ~~Sixth~~Eighth Amendment Effective Date and set forth on Schedule 5.11; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section 5.11 (other than clauses
(iii) and (v)), no Default shall have occurred and be continuing.  All loans or advances permitted under this Section 5.11 (excluding Noteless Loans) shall be evidenced by written promissory notes.  Except as approved by the Administrative Agent in writing, no Loan Party nor any Subsidiary of a Loan Party shall request or receive a promissory note or other instrument from any Obligor in connection with a Noteless
Loan.
SECTION 5.12.Restricted Payments.  The Loan Parties will not declare or make any Restricted Payment during any Fiscal Year, except that:
(a)any Subsidiary of the Borrower may pay Restricted Payments to the Borrower, on
at least a pro rata basis with any other shareholders if such Subsidiary is not wholly owned by the
Borrower and other Wholly Owned Subsidiaries; and
(b)the Borrower may declare or make Restricted Payments from time to time in accordance with Applicable Law to owners of its Capital Securities so long as (i) at the time when any such Restricted Payment is to be made, no Default or Event of Default has occurred and is continuing or would result therefrom; and (ii) the chief executive officer, chief financial officer or other authorized officer of the Borrower shall have certified to the Administrative Agent and
Lenders as to compliance with the preceding clause (i) in a certificate attaching calculations;
provided, however, that (x) the Borrower shall not have to provide a certificate to the
Administrative Agent for any Restricted Payments arising under clause (ii) in the definition of
Restricted Payments as long as the declaration or making of such Restricted Payments does not cause the occurrence or continuance of a Default or Event of Default, and (y) notwithstanding the existence of a Default or an Event of Default ~~(other than an Event of Default specified in Sections~~
~~6.01(g) or (h))~~, the Borrower may pay dividends in an amount equal to 110% of its investment company taxable income, net tax-exempt interest and capital gain net income that is required to be distributed to its shareholders in order to maintain its status as an RIC and to avoid U.S. federal income and excise taxes imposed on RICs.
SECTION 5.13.Investments.  No Loan Party nor any Subsidiary of a Loan
Party shall make Investments in any Person except as permitted by Sections 5.08 and 5.11 and except (i)
Investments in Cash and Cash Equivalents, (ii) Investments not constituting loans or advances in the
Capital Securities of their respective Subsidiaries and equity investments as set forth on Schedule 4.24,
(iii) Investments in Portfolio Investments made in the ordinary course of business and consistently with the Investment Policies, (iv) Capital Securities in (or capital contributions to) Structured Subsidiaries or
Immaterial Subsidiaries acquired or created after the Closing Date to the extent not prohibited by
Section 5.17, (v) Investments by any Structured Subsidiary (other than MSIF Funding LLC, so long as the Borrower has complied with its obligation to deliver the certificate of designation described in the definition of “Structured Subsidiary”) or any Immaterial Subsidiary, (vi) Investments in Loan Fund Joint
Ventures so long as, in the case of each Loan Fund Joint Venture, after giving effect to any such
Investment, no Default or Event of Default exists and the Covered Debt Amount does not exceed the
Borrowing Base, provided that the aggregate amount of all such Investments in Loan Fund Joint
Ventures shall not exceed $100,000,000 unless immediately after giving effect to any such Investment in
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excess of $100,000,000, the Consolidated Tangible Net Worth is at least 125% of the amount required to be maintained under Section 5.07 (and in determining Consolidated Tangible Net Worth for this purpose, the value of the Capital Securities issued by the Loan Fund Joint Ventures shall be disregarded)
and (vii) Hedge Transactions entered into in the ordinary course of such Loan Party’s or such
Subsidiary’s financial planning and not for speculative purposes.  For the purpose of clause (vi) above, a
Loan Party may make an Investment in a Loan Fund Joint Venture to fulfill an obligation under a capital call commitment to the extent that either (x) the amount of such Investment is permitted under clause
(vi) at the time that the Investment is made in cash or (y) the amount of such Investment would have been permitted under clause (vi) at the time that the capital call commitment was entered into had the
Investment been made in cash at such time.
SECTION 5.14.Negative Pledge.  No Loan Party nor any Subsidiary of a Loan
Party will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it
(including Capital Securities in any Subsidiary), except:
(a)Liens existing on the ~~Sixth~~Eighth Amendment Effective Date encumbering assets (other than Collateral) securing Debt outstanding on the ~~Sixth~~Eighth
Amendment Effective Date, in each case as described and in the principal amounts set forth on
Schedule 5.14;
(b)Liens for taxes, assessments or similar charges, incurred in the ordinary course of business that are not yet due and payable or that are being contested in good faith and with due diligence by appropriate proceedings;
(c)Liens incurred or pledges or deposits made in the ordinary course of business to secure payment of workers’ compensation, or to participate in any fund in connection with workers’ compensation, unemployment insurance, old-age pensions or other social security programs which in no event shall become a Lien prior to any Collateral Documents;
(d)Liens of mechanics, materialmen, warehousemen, carriers or other like liens, securing obligations incurred in the ordinary course of business that:  (1) are not yet due and payable and which in no event shall become a Lien prior to any Collateral Documents; or
(2) are being contested diligently in good faith pursuant to appropriate proceedings and with respect to which the Loan Party has established adequate reserves on its books and records in accordance with GAAP and which in no event shall become a Lien prior to any Collateral
Documents;
(e)good faith pledges or deposits made in the ordinary course of business to secure performance of bids, insurance premiums, deductibles or co-insured amounts, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of ten percent
(10%) of the aggregate amount due thereunder, or to secure statutory obligations, or surety, stay, customs, appeal, indemnity, performance or other similar bonds required in the ordinary course of business which in no event shall become a Lien prior to any Collateral Document;
(f)any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the outstanding principal amount of such Debt secured by any such Lien is not increased;
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(g)encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property by Borrower in the operation of its business, and none of which is violated in any material respect by existing or proposed restrictions on land use;
(h)any Lien on Margin Stock;
(i)any Lien imposed as a result of a taking under the exercise of the power of eminent domain by any governmental body or by any Person acting under governmental authority;
(j)customary rights of setoff and Liens securing (i) reasonable and customary fees of banks and other depository institutions on Cash and Cash Equivalents held on deposit with such banks and institutions; provided that such Liens are subordinated to the Liens described in Section 5.14(l), (ii) cash and financial assets held in securities accounts in favor of banks and other financial institutions with which such accounts are maintained in the ordinary course of business and (iii) assets held by a custodian in favor of such custodian in the ordinary course of business securing payment of fees, indemnities and other similar obligations;
(k)Liens on assets owned by Structured Subsidiaries;
(l)Liens securing the Administrative Agent and the Secured Parties created or arising under the Loan Documents;
(m)Liens securing Debt permitted under Section 5.31(d), provided that
(i) such Liens do not at any time encumber any property other than property financed by such
Debt, (ii) the Debt secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition, and (iii) such Liens attach to such property concurrently with or within ninety (90) days after the acquisition thereof;
(n)Liens on the Permitted Capital Securities issued by any Loan Fund Joint
Venture securing the applicable Debt of such Loan Fund Joint Venture;
(o)Liens on any Capital Securities of any Portfolio Investment, in favor of the secured party as disclosed on a search of UCC filings against such Portfolio Investment as of a date not more than ten days prior to the ~~Sixth~~Eighth Amendment Effective Date;
(p)Liens securing repurchase obligations arising in the ordinary course of business with respect to securities issued or directly and fully guaranteed or insured by the United
States of America or any agency thereof;
(q)Liens of clearing agencies, broker-dealers and similar Liens incurred in the ordinary course of business, provided that such Liens (i) attach only to the securities (or proceeds) being purchased or sold and (ii) secure only obligations incurred in connection with such purchase or sale, and not any obligation in connection with margin financing;
(r)Liens arising out of judgments or awards so long as such judgments or awards do not constitute an Event of Default under Section 6.01(j);
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(s)Liens arising solely from precautionary filings of financing statements under the Uniform Commercial Code of the applicable jurisdictions in respect of operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business or in respect of assets sold or otherwise disposed of to any Person not prohibited hereunder;
(t)deposits of money securing leases to which Borrower is a party as lessee made in the ordinary course of business; and
(u)Liens in favor of any escrow agent solely on and in respect of any cash earnest money deposits made by any Loan Party in connection with any letter of intent or purchase agreement (to the extent that the acquisition or disposition with respect thereto is otherwise permitted hereunder).
SECTION 5.15.Maintenance of Existence, etc.  Each Loan Party shall, and shall cause each Subsidiary of a Loan Party (other than any Structured Subsidiary or any Immaterial
Subsidiary) to, maintain its organizational existence and carry on its business in substantially the same manner and in substantially the same line or lines of business or line or lines of business reasonably related to the business now carried on and maintained; provided that the foregoing shall not prohibit any merger consolidation, liquidation or dissolution permitted under Sections 5.16 and 5.17.
SECTION 5.16.Dissolution.  No Loan Party nor any Subsidiary of a Loan Party
(other than any Structured Subsidiary or any Immaterial Subsidiary) shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own Capital Securities or that of any Subsidiary of a Loan Party (other than any Structured Subsidiary or any Immaterial Subsidiary),
except: (1) through corporate or company reorganization to the extent permitted by Section 5.17; (2)
Restricted Payments permitted by Section 5.12; and (3) with respect to any Subsidiary, so long as (x) in connection with such dissolution or liquidation, any and all of the assets of such Subsidiary shall be distributed or otherwise transferred to a Loan Party and (y) such dissolution or liquidation is not materially adverse to the Lenders.
SECTION 5.17.Consolidations, Mergers and Sales of Assets.  No Loan Party
will, nor will it permit any Subsidiary of a Loan Party (other than a Structured Subsidiary or an
Immaterial Subsidiary) to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) pursuant to the consummation of an Acquisition permitted under Section 5.08
(but not otherwise) a Loan Party may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Loan Party is the Person surviving such merger, (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, and (iv) if the Borrower merges with another Loan Party, the Borrower is the Person surviving such merger; (b) Subsidiaries of a Loan Party (excluding Loan Parties) may merge with one another; and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit (1) a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) in the ordinary course of business of the Borrower and its Subsidiaries (other than
Structured Subsidiaries or Immaterial Subsidiaries) if, after giving effect thereto the Borrower and its
Subsidiaries shall be in compliance on a pro forma basis, after giving effect to such transfer, discontinuation or elimination, with the other terms and conditions of this Agreement, (2) divestitures of
Portfolio Investments in the ordinary course of business of the Borrower and its Subsidiaries (other than
Structured Subsidiaries or Immaterial Subsidiaries) if, after giving effect thereto (and to any concurrent
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acquisitions of Portfolio Investments or payments of outstanding Loans) the (A) Borrower and its
Subsidiaries shall be in compliance on a pro forma basis, after giving effect to any such divestiture, with the other terms and conditions of this Agreement, and (B) the Covered Debt Amount does not exceed the
Borrowing Base, (3) any sale, lease or other transfer of assets by any Guarantor to the Borrower or any
Wholly Owned Subsidiary of the Borrower that is a Guarantor and (4) divestitures (including by way of consolidation or merger) of the Capital Securities of any Subsidiary of the Borrower (i) to the Borrower
or any Wholly Owned Subsidiary of the Borrower that is a Guarantor or (ii) so long as such transaction results in a Loan Party receiving the proceeds of such disposition, to any other Person, provided that in the case of this clause (ii) if such Subsidiary is a Guarantor or holds any Portfolio Investments, the
Borrower would not have been prohibited from disposing of any such Portfolio Investments to such other Person under any other term of this Agreement; provided, however, that upon the occurrence and during the continuance of a Default or an Event of Default, the Borrower shall not sell, transfer or otherwise dispose of any asset (including without limitation any Portfolio Investment) without the prior written consent of the Administrative Agent. Notwithstanding the foregoing, a Loan Party may sell, transfer or otherwise dispose of Portfolio Investments originated or purchased by the Borrower and transferred to a Structured Subsidiary or an Immaterial Subsidiary so long as (x) prior to and after giving effect to such sale, transfer or other disposition (and any concurrent acquisitions of Portfolio Investments or payment of outstanding Loans) the Covered Debt Amount does not exceed the Borrowing Base and no Default exists and the Borrower delivers to the Administrative Agent a certificate of a Responsible
Officer to such effect, and (y) either (i) the amount by which the Borrowing Base exceeds the Covered
Debt Amount immediately prior to such release is not diminished as a result of such release or (ii) the
Borrowing Base immediately after giving effect to such release is at least 100% of the Covered Debt
Amount.
SECTION 5.18.Use of Proceeds.  No portion of the proceeds of any Advance will be used by the Borrower or any Subsidiary (i) in connection with, either directly or indirectly, any tender offer for stock of any corporation with a view towards obtaining control of such other corporation
(other than a Portfolio Investment; provided that the board of directors or comparable governing body of the Obligor in which such Investment is made has approved such offer and change of control),
(ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.
Except as otherwise provided herein, the proceeds of the Advances shall be used:  (i) for working capital and other lawful corporate purposes of the Loan Parties, (ii) to pay fees and expenses incurred in connection with this Agreement and (iii) for investments in Portfolio Investments.  No part of the proceeds of any Advance will be used, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Federal Reserve Board, including Regulations T, U or X.
SECTION 5.19.Compliance with Laws; Payment of Taxes.  Each Loan Party will, and will cause each Subsidiary of a Loan Party and each member of the Controlled Group to, comply in all material respects with Applicable Laws (including but not limited to ERISA and the USA
Patriot Act), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  Each Loan Party will, and will cause each Subsidiary of a Loan Party to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, could reasonably be expected to have a Material
Adverse Effect, except liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Administrative Agent, the Borrower shall have set up reserves in accordance with GAAP.
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SECTION 5.20.Insurance.
(a)Each Loan Party will maintain, and will cause each Subsidiary of a Loan Party
(other than any Immaterial Subsidiary) to maintain (either in the name of such Loan Party or in such Subsidiary’s own name), with financially sound and reputable insurance companies, insurance on all its Property in at least such amounts and against at least such risks as are usually insured against by companies of established repute engaged in the same or similar business.  Upon request, the Loan Parties shall promptly furnish the Administrative Agent copies of all such insurance policies or certificates evidencing such insurance and such other documents and evidence of insurance as the Administrative Agent shall request.
(b)Each Loan Party shall take all actions required under the Flood Laws and/or requested by Administrative Agent to assist in ensuring that each Lender is in compliance with the
Flood Laws applicable to the Collateral, including, but not limited to, providing Administrative
Agent with the address and/or GPS coordinates of each structure on any Mortgaged Property that will be subject to a mortgage or deed of trust in favor of Administrative Agent, and, to the extent required, obtaining flood insurance for such property, structures and contents prior to such property, structures and contents becoming Collateral, and thereafter maintaining such flood insurance in full force and effect for so long as required by the Flood Laws.
SECTION 5.21.Change in Fiscal Year.  No Loan Party will make any significant change in accounting treatment or reporting practices, except as required or permitted by
GAAP or Applicable Law, or change its Fiscal Year (except to conform with the Fiscal Year of the
Borrower) without the consent of the Required Lenders.
SECTION 5.22.Maintenance of Property.  Each Loan Party shall, and shall cause each Subsidiary of a Loan Party to, maintain all of its properties and assets material to the conduct of its business in good condition, repair and working order, ordinary wear and tear excepted.
SECTION 5.23.Environmental Notices.  Each Loan Party shall furnish to the
Lenders and the Administrative Agent, promptly upon obtaining actual knowledge, written notice of all material Environmental Liabilities, pending, threatened (in writing) or anticipated Environmental
Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases
at, on, in, under or in any way affecting in any material respects the Properties or any adjacent property, and all facts, events, or conditions that could reasonably be expected to lead to any of the foregoing.
SECTION 5.24.Environmental Matters.  No Loan Party or any Subsidiary of a
Loan Party will, and the Loan Parties shall use commercially reasonable efforts not to permit any Third
Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle or ship or transport to or from the Properties any Hazardous Materials except for
Hazardous Materials such as cleaning solvents, office supplies, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
SECTION 5.25.Environmental Release.  Each Loan Party agrees that obtaining actual knowledge of the occurrence of an Environmental Release at, under or on any of the Properties, if and to the extent required by Environmental Laws, it will act immediately to investigate the extent of,
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and to take appropriate remedial action with respect to such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.
SECTION 5.26.[Reserved].
SECTION 5.27.Transactions with Affiliates.  No Loan Party nor any
Subsidiary of a Loan Party (other than Structured Subsidiaries or Immaterial Subsidiaries) shall enter into, or be a party to, any transaction with any Affiliate of a Loan Party or such Subsidiary (which
Affiliate is not a Loan Party or a Subsidiary of a Loan Party), except (i) as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to the Loan
Party or such Subsidiary than would be obtained in a comparable arm’s length transaction with a Person which is not an Affiliate, (ii) the Subordinated Main Street Loan Agreement, (iii) [reserved], (iv)
transactions otherwise permitted under Sections 5.11, 5.12, 5.13 and 5.17, (v) transactions between or among the Borrower and the other Loan Parties not involving any other Affiliate, (vi) transactions described on Schedule 4.27 (as amended, supplemented, restated or otherwise modified by notice from the Borrower to the Administrative Agent so long as (x) in the aggregate, payments by the Borrower and its Subsidiaries are not materially increased, or (y) such amendment, supplement, restatement or other modification is not materially adverse to the Lenders), (vii) any Investment that results in the creation of an Affiliate, (viii) transactions between or among the Loan Parties and any “downstream affiliate” (as such term is used under the rules promulgated under the Investment Company Act) company of a Loan
Party at prices and on terms and conditions, taken as a whole, not materially less favorable to the Loan
Parties than in good faith is believed could be obtained at the time on an arm’s-length basis from unrelated third parties, (ix) the payment of reasonable fees to, and indemnities and director’s and officer’s insurance provided for the benefit of, directors, managers and officers of the Adviser, the
Borrower or any Subsidiary in the ordinary course of business, (x) the Borrower may issue and sell
Capital Securities to its Affiliates, (xi) transactions with one or more Affiliates (including co-
investments) permitted by an exemptive order granted by the SEC (as may be amended from time to time), any no action letter or as otherwise permitted by applicable law, rule or regulation and SEC staff interpretations thereof, (xii) transactions between a Subsidiary that is not a Loan Party and an Affiliate thereof that is not a Loan Party ~~and~~, (xiii) transactions approved by a majority of the independent members of the board of directors of the Borrower and (xiv) under or related to any Permitted Adviser
Loan.
SECTION 5.28.Joinder of Subsidiaries.
(a)The Loan Parties shall cause any (i) Person which becomes a Domestic Subsidiary of a Loan Party (other than a Foreclosed Subsidiary, a Structured Subsidiary or an Immaterial
Subsidiary) after the Sixth Amendment Effective Date, or (ii) any Structured Subsidiary which is a
Domestic Subsidiary (or a non-Domestic Subsidiary in the event that Section 956(d) of the Code is repealed or modified in a manner such that no deemed distribution shall be considered to occur as a result of the non-Domestic Subsidiary being subject to this Section 5.28(a)) and which no longer constitutes a “Structured Subsidiary” or an “Immaterial Subsidiary”, as applicable, pursuant to the applicable definition thereof (in which case such Person shall be deemed to be a “new” Subsidiary for purposes of this Section 5.28), to become a party to, and agree to be bound by the terms of, this
Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents pursuant to a Joinder Agreement in the form attached hereto as Exhibit I and otherwise reasonably satisfactory to the Administrative Agent in all respects and executed and delivered to the
Administrative Agent within ~~ten (10) Business Days~~thirty (30) days after the day on which such
Person became a Domestic Subsidiary (or such Structured Subsidiary or Immaterial Subsidiary, as
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applicable, no longer qualifying as such) (or such longer period as shall reasonably be agreed by the
Administrative Agent). The Loan Parties shall also cause the items specified in Section 3.01(c), (e),
(g) and (h) to be delivered to the Administrative Agent concurrently with the instrument referred to above, modified appropriately to refer to such instrument and such Subsidiary or former Structured
Subsidiary or Immaterial Subsidiary, as applicable.
(b)The Loan Parties shall, or shall cause any Subsidiary (other than any Structured
Subsidiary or any Immaterial Subsidiary) (the “Pledgor Subsidiary”) to pledge:  (a) the lesser of
(A) 65% of the issued and outstanding voting and non-voting Capital Securities or equivalent equity interests in or (B) the entire interest owned by the Loan Parties and such Pledgor Subsidiary of, any Person which becomes a Foreign Subsidiary (and with respect to a Structured Subsidiary, subject to the Pledge Limitations) after the Sixth Amendment Effective Date; provided, that no such pledge shall be required to the extent that it would result in the Loan Parties and the Pledgor
Subsidiaries pledging, in the aggregate, more than 65% of the voting and non-voting issued and outstanding Capital Securities or equivalent equity interest in such Foreign Subsidiary; provided, further, that the immediately preceding proviso shall not apply in the event that Section 956(d) of the Code is repealed or modified in a manner such that no deemed distribution shall be considered to occur as a result of such Foreign Subsidiary being subject to this Section 5.28(b) and (b) the entire interest owned by the Loan Parties and such Pledgor Subsidiary, of the Capital Securities or equivalent equity interest in any Person which becomes a Domestic Subsidiary (and with respect to a Structured Subsidiary, subject to the Pledge Limitations) after the Sixth Amendment Effective
Date, all pursuant to a Joinder Agreement described above executed and delivered by the Loan
Parties or such Pledgor Subsidiary to the Administrative Agent within ~~ten (10) Business Days~~thirty
(30) days after the day on which such Person became a Domestic Subsidiary (other than a
Structured Subsidiary or an Immaterial Subsidiary) (or such longer period as shall reasonably be agreed by the Administrative Agent) and shall deliver to the Collateral Custodian, as bailee for the
Administrative Agent, such shares of capital stock (if certified) together with stock powers executed in blank. The Loan Parties shall also cause the items specified in Section 3.01(c), (e), (g)
and (h) to be delivered to the Administrative Agent concurrently with the Joinder Agreement referred to above, modified appropriately to refer to such Joinder Agreement, the pledgor and such
Subsidiary (and with respect to a Structured Subsidiary, subject to the Pledge Limitations).  The
Loan Parties shall, and shall cause any Pledgor Subsidiary to, ensure that each operating agreement, limited partnership agreement and any other similar agreement of its Subsidiaries (other than
Foreclosed Subsidiaries) does not prohibit Administrative Agent’s Lien on the Capital Securities or
equivalent equity interests of such Subsidiary, foreclosure of such Lien and admission of any transferee as a member, limited partner or other applicable equity holder thereunder.
(c)Once any Subsidiary becomes a party to this Agreement in accordance with
Section 5.28(a) or any Capital Securities (or equivalent equity interests) of a Subsidiary are pledged to the Administrative Agent in accordance with Section 5.28(b), such Subsidiary thereafter shall remain a party to this Agreement and the Capital Securities (or equivalent equity interests) in such Subsidiary (including, without limitation, all initial Subsidiaries) shall remain subject to the pledge to the Administrative Agent, as the case may be, even if such Subsidiary ceases to be a
Subsidiary; provided that if a Subsidiary ceases to be a Subsidiary of the Borrower as a result of the
Borrower's transfer or sale of all of the Capital Securities of such Subsidiary owned by Borrower in accordance with and to the extent permitted by the terms of Section 5.16 or 5.17, the
Administrative Agent and the Lenders agree to release such Subsidiary from this Agreement and release the Capital Securities of such Subsidiary from the Pledge Agreement.
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(d)The Borrower acknowledges that the Administrative Agent and the Lenders have agreed to exclude each Structured Subsidiary and Immaterial Subsidiary as a Loan Party only for so long as such Person qualifies as a “Structured Subsidiary” or an “Immaterial Subsidiary”, as
applicable, pursuant to the applicable definition thereof, and thereafter such Person shall no longer constitute a “Structured Subsidiary” or an “Immaterial Subsidiary”, as applicable, for any purpose of this Agreement or any other Loan Document.
SECTION 5.29.No Restrictive Agreement.  No Loan Party will, nor will any
Loan Party permit any of its Subsidiaries (other than Structured Subsidiaries or Immaterial Subsidiaries)
to, enter into, after the Sixth Amendment Effective Date, any indenture, agreement, instrument or other arrangement (other than this Agreement, the Subordinated Main Street Loan Agreement, any Unsecured
Shorter-Term Debt or Unsecured Longer-Term Debt) that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, any of the following by the Loan Party or any such Subsidiary:  (i) the incurrence or payment of Debt, (ii) the granting of Liens (other than normal and customary restrictions on the granting of Liens on Capital
Securities issued by a Person other than a Subsidiary in respect of any Portfolio Investment made in the ordinary course of business) or (iii) the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of property, real, personal or mixed or tangible.  No Loan Party will, nor will any Loan Party permit any of its Subsidiaries (other than any Structured Subsidiary or
Immaterial Subsidiaries) to, enter into, after the Sixth Amendment Effective Date, any indenture, agreement, instrument or other arrangement (other than this Agreement, the Subordinated Main Street
Loan Agreement, any Unsecured Shorter-Term Debt or Unsecured Longer-Term Debt) that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the ability of the Loan Party or any of its Subsidiaries (other than any
Structured Subsidiary or any Immaterial Subsidiary) to declare or pay Restricted Payments or other distributions in respect of Capital Securities of the Loan Party or any Subsidiary (other than any
Structured Subsidiary or any Immaterial Subsidiary), except for prohibitions and restraints imposed pursuant to Debt incurred pursuant to Section 5.31(d), (i) or (j) of this Agreement provided that in no event shall Debt incurred pursuant to Section 5.31(d), (i) or (j) of this Agreement directly or indirectly, prohibit or restrain, or have the effect of prohibiting or restraining or impose materially adverse conditions (other than prohibitions, restraints and conditions imposed by the Investment Company Act)
upon the ability of any Loan Party (other than Borrower) or any of their respective Subsidiaries to declare or pay Restricted Payments or other distributions in respect of Capital Securities of the Loan
Party (other than Borrower) or any Subsidiary to any other Loan Party or Subsidiary, the proceeds of which shall be used in whole or in part to repay the Obligations.
SECTION 5.30.Partnerships and Joint Ventures.  No Loan Party shall become a general partner in any general or limited partnership or a joint venturer in any joint venture, except for
(a) with the prior written consent of the Required Lenders and (b) Investments permitted under Section
5.13 (for the avoidance of doubt, including, without limitation, any general partnership, limited partnership or joint venture that is a Portfolio Investment).
SECTION 5.31.Additional Debt.  No Loan Party or Subsidiary of a Loan Party
shall directly or indirectly issue, assume, create, incur or suffer to exist any Debt or the equivalent
(including obligations under capital leases), except for:  (a) the Debt owed to the Lenders and Hedge
Counterparties under the Loan Documents; (b) the Debt existing and outstanding on the ~~Sixth~~Eighth
Amendment Effective Date described on Schedule 5.31; (c) purchase money Debt hereafter incurred by the Borrower or any of its Subsidiaries to finance the purchase of equipment so long as (i) such Debt when incurred shall not exceed the purchase price of the asset(s) financed, and (ii) the aggregate
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outstanding principal amount of all Debt permitted under this clause (c) shall not at any time exceed
$1,000,000.00; (d) other than with respect to Immaterial Subsidiaries, convertible Debt incurred after the
Closing Date with a maturity when incurred not less than one year after the Termination Date (after giving effect to any extensions of the Termination Date which have been exercised at the time of incurrence of the Debt but not giving effect to any extensions exercised after the incurrence of such
Debt) and with terms no more restrictive than those in this Agreement, so long as such Debt is (i)
unsecured and (ii) subject to subordination terms as are market for such Debt, including indefinite payment blockage on any payment default with respect to the Obligations (after the expiration of any cure periods) and not less than one year payment blockage on any non-payment default with respect to the Obligations (after the expiration of any cure periods); (e) Debt owing to (i) a Loan Party that is incurred as the borrower of a loan or advance permitted under Section 5.11(iii) or (ii) a direct or indirect parent of such Loan Party or Subsidiary of a Loan Party so long as such Debt is (x) unsecured and (y)
subject to subordination terms reasonably satisfactory to Administrative Agent; (f) Debt of Structured
Subsidiaries; provided that on the date that such Debt is incurred (for clarity, with respect to revolving loan facilities or staged advance loan facilities, “incurrence” shall be deemed to take place at the time such facility is entered into, and not upon each borrowing thereunder) the Borrower is in pro forma compliance with each of the covenants for which compliance must be regularly certified pursuant to
Section 5.01(c) after giving effect to the incurrence thereof and on the date of such incurrence Borrower delivers to the Administrative Agent a certificate of a Responsible Officer to such effect; (g) the
Subordinated Main Street Debt; (h) obligations (including Guarantees) in respect of Standard
Securitization Undertakings; (i) other than with respect to Immaterial Subsidiaries, Unsecured Longer-
Term Debt, so long as (~~i~~x) no Default exists at the time of the incurrence, refinancing or replacement thereof (or immediately after the incurrence, refinancing or replacement thereof) and (y) prior to and immediately after giving effect to the incurrence, refinancing or replacement thereof, the Borrower is in pro forma compliance with each of the covenants set forth in Sections 5.04, 5.07 and 5.10; ~~and~~ (j) other than with respect to Immaterial Subsidiaries, Unsecured Shorter-Term Debt and Special Unsecured Debt
in an aggregate principal amount that, taken together with other Debt of the Borrower, will not result in the Covered Debt Amount, at the time it is incurred, exceeding the Borrowing Base, so long as no
Default or Event of Default shall have occurred or be continuing after giving effect to the incurrence of such Unsecured Shorter-Term Debt and Special Unsecured Debt; provided that in no event shall the aggregate principal amount of ~~Unsecured Shorter-Term Debt exceed an amount equal to~~
~~$50,000,000~~debt incurred pursuant to this Section 5.31(j) exceed an amount equal to $300,000,000 nor shall the aggregate principal amount of Unsecured Shorter-Term Debt incurred pursuant to this Section
5.31(j) exceed an amount equal to $250,000,000 on or after the ~~Sixth~~Eighth Amendment Effective Date and (k) other Debt of any Loan Party or Subsidiary of a Loan Party in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding.  For the avoidance of doubt, any Debt incurred or refinanced after the Closing Date shall not be deemed to be in violation of clause (d) as a result of (i)
extensions to the Termination Date or the Final Maturity Date effective after the original incurrence or refinance of such Debt or (ii) the inclusion of terms that relate to the Borrower’s compliance with any provisions of or amendments to the Investment Company Act (whether or not the Investment Company
Act applies to such Debt).
SECTION 5.32.Post-closing Action.  Not later than 90 days after the Sixth
Amendment Effective Date (or such later date as the Administrative Agent may reasonably agree), HMS
Funding I LLC shall deliver a Custodial Agreement with respect to its account number 104791304165,
FFC 172148 with U.S. Bank, N.A.  All representations and warranties contained in this Agreement and the other Loan Documents shall be deemed modified (or waived on a limited basis) to the extent necessary to give effect to the foregoing (and to permit the taking of the action described above within
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the time period specified thereon), and, to the extent any provision of this Agreement or any other Loan
Document would be violated or breached (or any non-compliance with any such provision would result in a Default or Event of Default hereunder) as a result of any such extended deadline, such provision shall be deemed modified (or waived on a limited basis) to the extent necessary to give effect to this
Section 5.32.
SECTION 5.33.Modifications of Organizational Documents.  The Borrower
shall not, and shall not permit any Loan Party or other Subsidiary to, amend, supplement, restate or otherwise modify its Organizational Documents or Operating Documents or other applicable document if such amendment, supplement, restatement or other modification has or would reasonably be expected to have a Material Adverse Effect.
SECTION 5.34.ERISA Exemptions.  The Loan Parties shall not permit any of their respective assets to become or be deemed to be “plan assets” within the meaning of ERISA, the
Code and the respective regulations promulgated thereunder.
SECTION 5.35.Hedge Transactions.  The Loan Parties will not, and will not permit any of their Subsidiaries (other than Structured Subsidiaries or Immaterial Subsidiaries) to, enter into any Hedge Transaction, other than Hedge Transactions entered into in the ordinary course of business to hedge or mitigate risks to which the Loan Parties are exposed in the conduct of their business or the management of their liabilities.  Solely for the avoidance of doubt, the Borrower acknowledges that a Hedge Transaction entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedge Transaction under which any Loan Party is or may become obliged to make any payment (i) in connection with the purchase by any third party of any common stock or any
Debt or (ii) as a result of changes in the market value of any common stock or any Debt) is not a Hedge
Transaction entered into in the ordinary course of business to hedge or mitigate risks.
SECTION 5.36.[Reserved].
SECTION 5.37.Operating Leases.  No Loan Party nor any Subsidiary of a Loan
Party shall create, assume or suffer to exist any operating lease except operating leases which:  (A) (1)
are entered into in the ordinary course of business, and (2) the aggregate indebtedness, liabilities and obligations of the Loan Parties under all such operating leases during any period of four (4) consecutive
Fiscal Quarters shall at no time exceed $500,000; (B) are between a Borrower or Guarantor, as landlord and a Borrower or Guarantor as tenant; or (C) are set forth on Schedule 5.37.
SECTION 5.38.Amendment of Certain Debt.  The Borrower shall not amend, restate, supplement or otherwise modify (including, without limitation pursuant to a waiver) any provision of any document governing or relating to any Debt permitted under Section 5.31(j) in a manner resulting in such Debt not meeting the requirements of Section 5.31(j).
SECTION 5.39.Compliance with Investment Policies.  The Borrower shall, and shall cause its Subsidiaries (other than Structured Subsidiaries) to, comply at all times with its Investment
Policies in all material respects.  The Borrower shall furnish to the Administrative Agent, prompt notice of any changes in the Investment Policies and shall not agree to or otherwise permit to occur any modification of the Investment Policies in any manner that would or would reasonably be expected to materially adversely affect the interests or remedies of the Administrative Agent or the Secured Parties under this Agreement or any Loan Document, in each case, other than a Permitted Policy Amendment.
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SECTION 5.40.Delivery of Collateral to Collateral Custodian.  Subject to
Section 5.32 and as soon as reasonably practical after making a Portfolio Investment but in no event greater than within sixty (60) days, the Borrower shall deliver possession of all “instruments” (within the meaning of Article 9 of the UCC) not constituting part of “chattel paper” (within the meaning of Article
9 of the UCC) that evidence any Investment, including all original promissory notes, and certificated securities to the Administrative Agent for the benefit of the Secured Parties, or to a Collateral Custodian on its behalf, ~~indorsed in blank without recourse and transfer powers executed in blank,~~  as applicable;
provided, however, that notwithstanding the foregoing, with respect to any Pre-Positioned Investment, the Borrower shall have a copy of the executed note, if any, evidencing such Pre-Positioned Investment and any certificates representing Capital Securities pledged in connection with such Pre-Positioned
Investment faxed to a Collateral Custodian on the applicable date of Borrowing or Swing Borrowing with the original to be received by such Collateral Custodian within five (5) Business Days after such date of Borrowing or Swing Borrowing; provided that, prior to delivery thereof, such original is held in the custody of a bailee that has delivered a valid, binding and effective Bailee Agreement to the
Administrative Agent.
SECTION 5.41.Custody Agreements.  The Borrower shall not permit any Loan
Party to enter into any custody agreement or equivalent arrangement with any person to hold securities, cash or other assets of any Loan Party unless the Person acting as custodian shall have delivered a
Custodial Agreement and, if requested by the Administrative Agent, a control agreement, to the
Administrative Agent (in each case in form and substance satisfactory to the Administrative Agent).
Each Loan Party agrees that it shall not amend, modify or supplement any Custodial Agreement without the prior, written approval of the Administrative Agent, and the Borrower shall immediately deliver true and complete copies of such amendment, modification or supplement to Administrative Agent and its counsel.
SECTION 5.42.Adviser Information Reports.  The Borrower shall deliver to the Administrative Agent any and all periodic and special reports required by Sections 4(b)(i) and
4(b)(ii) of the Advisory Agreement, immediately upon receipt of such reports from Adviser, to the extent such reports are not publicly filed.
SECTION 5.43.Notice of Adviser Events and Certain Breaches.
(a)  The Borrower will, upon  receipt of notice or discovery thereof, promptly send to the Administrative Agent written notice of (i) any material breach of any representation, warranty, agreement or covenant under the Advisory Agreement or any occurrence of an event for which the Adviser may terminate the Advisory Agreement for cause, (ii) [reserved], (iii) any event or occurrence that, upon notice, or upon the passage of time or both, would constitute such a material breach or event described in clauses (i) and (ii), in each case, promptly upon learning thereof, and (iv) the occurrence of each Adviser Event.  In addition, no later than five Business
Days following the Borrower’s discovery or notice of the occurrence of any of the events described in clauses (i)-(iii), the Borrower will provide to the Administrative Agent a written statement of the chief financial officer, controller, or chief executive officer of the Borrower setting forth the details of such event and the action that the Borrower proposes to take with respect thereto.
(b)  Upon Borrower’s discovery or receipt of notice that the Advisory
Agreement may be terminated, the Borrower shall give immediate notice of such potential termination to the Administrative Agent. If the Borrower elects to terminate the Advisory
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Agreement, the Borrower shall, subject to the approval of the Borrower’s board of directors and stockholders and the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed, (i) identify a successor Adviser, and (ii) engage such successor
Adviser in accordance with applicable Law and the Borrower’s Organizational Documents to
perform obligations similar to those performed by the Adviser under the Advisory Agreement.
SECTION 5.44.Custodial Agreements.  Borrower (a) shall promptly provide to
Adviser true and correct copies of each Custodial Agreement, including any amendments, modifications, supplements or replacements thereof, and (b) shall cause Adviser to comply in all material respects with all terms and conditions of the Control Agreement and any other Custodial Agreement.
SECTION 5.45.Amendments, Waivers, and Termination of the Advisory
Agreement.  Borrower shall not make any material amendment, waiver or other modification of any provision of the Advisory Agreement without the written agreement of the Administrative Agent.
SECTION 5.46.Anti-Hoarding of Assets at Structured Subsidiaries.  If any
Structured Subsidiary is not prohibited by any law, rule or regulation or by any contract or agreement relating to Debt from distributing all or any portion of its assets to a Loan Party, then such Structured
Subsidiary shall, if a Significant Unsecured Indebtedness Event has occurred and is continuing, distribute to a Loan Party the amount of assets held by such Structured Subsidiary that such Structured
Subsidiary is permitted to distribute and that, in the good faith judgment of the Borrower, such
Structured Subsidiary does not reasonably expect to utilize, in the ordinary course of business, to obtain or maintain a financing from an unaffiliated third party; provided, further, however, that if a Significant
Unsecured Indebtedness Event has occurred and is continuing and the value of the assets owned by such
Structured Subsidiary significantly exceeds the amount of Debt of such Structured Subsidiary, even if such Structured Subsidiary is prohibited by any contract or agreement relating to Debt from distributing all or any portion of its assets to a Loan Party, the Borrower shall use its commercially reasonable efforts to take such action as is necessary to cause such Structured Subsidiary to become a Loan Party or distribute assets to a Loan Party in an amount equal to the amount of assets held by such Structured
Subsidiary that, in the good faith judgment of the Borrower, such Structured Subsidiary does not reasonably expect to utilize, in the ordinary course of business, to obtain or maintain a financing from an unaffiliated third party.
SECTION 5.47.Subordinated Main Street Loan Agreement.  Borrower shall not amend, restate, supplement or otherwise modify (including without limitation pursuant to a waiver) any provision of (i) Sections 1 (Loan), 2 (Interest), 3(a)-(c) (Repayment) or 22 (Subordination) of the
Subordinated Main Street Loan Agreement, or the definition of “Maturity Date” therein, or (ii) any other terms and/or conditions of the Subordinated Main Street Loan Agreement, in each case (with respect to this clause (ii)), in a manner materially adverse to the interests of the Lenders.  Subordinated Main Street
Lender and Borrower shall comply in all respects with Sections 3(a)-(c) (Repayment) and 22
(Subordination) of the Subordinated Main Street Loan Agreement.  Notwithstanding anything to the contrary contained herein, the Subordinated Main Street Loan Agreement may be refinanced or otherwise repaid with Debt permitted under Section 5.31(i) or (j), or with the proceeds of any issuance of
Capital Securities.
SECTION 5.48.Subordinated Main Street Second Upfront Fee.  Borrower shall not make any payment of the Subordinated Main Street Second Upfront Fee unless the Subordinated
Main Street Debt Payment Conditions shall have been satisfied both immediately before and after giving effect to such payment.
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ARTICLE VI
DEFAULTS
SECTION 6.01.Events of Default.  If one or more of the following events
(“Events of Default”) shall have occurred and be continuing:
(a)the Borrower shall fail to pay when due and payable any principal of any Advance
(including, without limitation, any Advance or portion thereof to be repaid pursuant to Section
2.11) or shall fail to pay any interest on any Advance within three Business Days after such interest shall become due and payable, or any Loan Party shall fail to pay any fee or other amount payable hereunder within three Business Days after such fee or other amount becomes due and payable; or
(b)any Loan Party shall fail to observe or perform any covenant contained in Section
2.11(c), 5.01(e) and (i), 5.02(ii) and (iii), 5.03, 5.04, 5.05, 5.06, 5.07, 5.08, 5.09, 5.10, 5.12, 5.13,
5.14, 5.16, 5.17, 5.18, 5.29, 5.31, 5.33, 5.34, 5.38, 5.41, 5.44, 5.46, and 5.47; or
(c)any Loan Party shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by clause (a) or
(b) above or clauses (n) or (q) below) or any other Loan Document; provided that such failure continues for (1) ten (10) days in the case of Section 5.01, Section 5.11 or 5.27 or (2) otherwise, thirty days, in each case after the earlier of (A) the first day on which any Loan Party has knowledge of such failure or (B) written notice thereof has been given to the Borrower by the
Administrative Agent at the request of any Lender; it being acknowledged and agreed that a failure of a Loan Party to deliver any particular Collateral to the extent required by Section 5.40 shall result in such Collateral not being included in the Borrowing Base but shall not (in and of itself) be, or result in, a Default or an Event of Default; or
(d)any representation, warranty, certification or statement made or deemed made by the Loan Parties in Article IV of this Agreement, any other Loan Document or in any financial statement, material certificate or other material document or report delivered pursuant to any Loan
Document shall prove to have been untrue or misleading in any material respect when made (or deemed made); or
(e)any Loan Party or any Subsidiary of a Loan Party shall fail to make any payment in respect of Debt (other than the Notes) having an aggregate principal amount in excess of
$5,000,000.00, when the same shall become due and payable, after expiration of any applicable cure or grace period; or
(f)(i) any Event of Default (as defined in the Subordinated Main Street Loan
Agreement) under the Subordinated Main Street Loan Agreement shall occur or (ii) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of any
Loan Party or any Subsidiary of a Loan Party in an aggregate principal amount in excess of
$5,000,000.00 or the mandatory prepayment or purchase of such Debt by any Loan Party (or its designee) or such Subsidiary of a Loan Party (or its designee) prior to the scheduled maturity thereof, or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or commitment to provide such Debt or any Person acting on such holders’ behalf, as a result of an event of default under such Debt, to accelerate the maturity thereof , terminate any such commitment or require the mandatory prepayment or purchase thereof prior to the scheduled
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maturity thereof (for the avoidance of doubt, after giving effect to any applicable grace period), unless, in the case of this clause (ii), such event or condition is no longer continuing or has been waived in accordance with the terms of such Debt such that the holder or holders thereof or any trustee or agent on its or their behalf are no longer enabled or permitted to cause such Debt to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (f) shall not apply to (x) secured Debt that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Debt; or (y)
convertible debt or investment grade debt that becomes due as a result of a conversion or redemption event, other than to the extent it becomes due or is paid in cash (other than interest, expenses or fractional shares, which may be paid in cash in accordance with conversion provisions of convertible indebtedness) as a result of an “event of default”, “fundamental change” or “change of control repurchase event” (each as defined in the documents governing such Debt); or
(g)any Loan Party or any Subsidiary of a Loan Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, administrator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or
(h)an involuntary case or other proceeding shall be commenced against any Loan
Party or any Subsidiary of a Loan Party (other than an Immaterial Subsidiary) seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, administrator, custodian or other similar official of it or any substantial part of its property, and, in any such case, such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against any Loan Party or any Subsidiary of a Loan Party (other than an Immaterial Subsidiary) under the federal bankruptcy laws as now or hereafter in effect; or
(i)any Loan Party or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title
IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by any Loan Party, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of
ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or
(j)one or more judgments or orders for the payment of money in an aggregate amount in excess of $5,000,000.00 (after taking into account the application of insurance proceeds) shall be rendered against any Loan Party or any Subsidiary of a Loan Party (other than an Immaterial
Subsidiary) and such judgment or order shall continue undischarged, unvacated, unsatisfied and unstayed for a period of 30 consecutive days; or
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(k)a federal tax lien shall be filed against any Loan Party or any Subsidiary of a Loan
Party under Section 6323 of the Code or a lien of the PBGC shall be filed against any Loan Party or any Subsidiary of a Loan Party under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 30 days after the date of filing; or
(l)a Change in Control shall occur; or
(m)the Administrative Agent, as agent for the Secured Parties, shall fail for any reason to have a valid first priority security interest in (i) any of the Collateral having an aggregate Value in excess of 5% of the aggregate Value of all Portfolio Investments or (ii) any portion of the
Collateral for a period of greater than ninety (90) days after the Borrower becomes aware of such failure in the aggregate (in each case, other than Permitted Encumbrances or by reason of any act or omission solely on behalf of the Administrative Agent); or
(n)a default or event of default shall occur and be continuing under any of the
Collateral Documents or any Loan Party shall fail to observe or perform any material obligation to be observed or performed by it under any Collateral Document, and such default, event of default or failure to perform or observe any obligation continues beyond any applicable cure or grace period provided in such Collateral Document; or
(o)a default or event of default shall occur and be continuing under any of the
Material Contracts that would reasonably be likely to have a Material Adverse Effect or any Loan
Party shall fail to observe or perform any material provision or any payment obligation to be observed or performed by it under any Material Contract, and such default, event of default or failure to perform or observe any such provision or obligation continues beyond any applicable cure or grace period provided in such Material Contract; or
(p)(i) any of the Guarantors shall fail to pay when due and payable any Guaranteed
Obligations (after giving effect to any applicable grace period) or shall fail to pay any fee or other amount payable hereunder when due; or (ii) except for release, expiration or termination in accordance with the terms of this Agreement, any Guarantor shall disaffirm, contest or deny its obligations under Article X; or
(q)if the Borrower at any time fails to own (directly or indirectly, through Wholly
Owned Subsidiaries) 100% of the outstanding shares of the voting stock, voting membership interests or equivalent equity interests of each Guarantor; or
(r)except for release, expiration or termination in accordance with its terms, any Loan
Party shall (or shall attempt to) disaffirm, contest or deny its obligations under any Loan Document or, except for expiration or termination in accordance with its terms, any material provision of any
Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms; or
(s)a Collateral Custodian that is in the possession of any Collateral (1) shall (or shall attempt to) disaffirm, contest or deny its obligations under, or terminates or attempts to terminate, or is in default of its obligations under, a Custodial Agreement or (2) ceases in any respect to be acceptable to the Administrative Agent in its reasonable discretion and, in each case, such
Collateral Custodian is not replaced by, and any Collateral held by such Collateral Custodian is not delivered to, a replacement Collateral Custodian satisfactory to the Administrative Agent within 60
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days after (A) the first date of such occurrence, in the case of clause (1) or (B) the date written notice thereof has been given to the Borrower by the Administrative Agent, in the case of clause
(2); or
(t)the Advisory Agreement is terminated without the prior written consent of the
Required Lenders; or
(u)the Borrower agrees or consents to, or otherwise permits any amendment, modification, change, supplement or rescission of or to the Investment Policies (other than a
Permitted Policy Amendment) in whole or in part that has or would reasonably be expected to materially adversely affect the interests or remedies of the Administrative Agent or the Secured
Parties under this Agreement or any Loan Document or materially impair the collectability of any
Portfolio Investment without the prior written consent of the Administrative Agent;
(v)any two (2) of Dwayne Hyzak, David Magdol, Jesse Morris or Jason Beauvais,
shall cease to be involved in the daily operations of the Borrower, unless any such person shall have been replaced with an individual, reasonably satisfactory to the Administrative Agent, not more than ninety (90) days after such person shall have ceased such involvement; or
(w)the occurrence of any event, act or condition which the Required Lenders determine either does or has a reasonable probability of causing a Material Adverse Effect, then, and in every such event, the Administrative Agent shall, in its sole discretion or if requested by the
Required Lenders, by written notice to the Borrower (i) terminate the Revolver Commitments and they shall thereupon terminate and (ii) declare the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Notes (together with all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties; provided that if any Event of
Default specified in clause (g) or (h) above occurs with respect to any Loan Party or any Subsidiary of a
Loan Party, without any notice to any Loan Party or any other act by the Administrative Agent or the
Lenders, the Revolver Commitments shall thereupon automatically terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties.  Notwithstanding the foregoing, the Administrative Agent shall have available to it all rights and remedies provided under the Loan
Documents (including, without limitation, the rights of a secured party pursuant to the Collateral
Documents) and in addition thereto, all other rights and remedies at law or equity, and the Administrative
Agent shall exercise any one or all of them at the request of the Required Lenders.
SECTION 6.02.Notice of Default.  The Administrative Agent shall give written notice to the Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.
SECTION 6.03.[Intentionally omitted.]
SECTION 6.04.Allocation of Proceeds.  If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to Article VI hereof, all payments received by the Administrative Agent hereunder or under the other Loan Documents, in
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respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower or any other Loan Party hereunder or under the other Loan Documents, shall be applied by the
Administrative Agent in the following order:
(a)To payment of that portion of the Obligations constituting fees, indemnities, Credit
Party Expenses and other amounts (including fees, charges and disbursements of counsel to the
Administrative Agent and amounts payable under Article VIII and Section 2.12) payable to the
Administrative Agent in its capacity as such; and then
(b)To payment of that portion of the Obligations constituting indemnities, Credit
Party Expenses and other amounts (other than principal, interest and fees) payable to the Lenders
(including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article VIII and Section 2.12), ratably among them in proportion to the amounts described in this clause payable to them; and then
(c)To payment of that portion of the Obligations constituting accrued and unpaid interest on the Advances and other Obligations, and fees (including unused commitment fees), ratably among the Lenders in proportion to the respective amounts described in this clause payable to them; and then
(d)To payment of that portion of the Obligations constituting unpaid principal of the
Swing Advances; and then
(e)To payment of that portion of the Obligations constituting unpaid principal of the
Revolver Advances, ratably among the Lenders in proportion to the respective amounts described in this clause held by them; and then
(f)To payment of all other Obligations (excluding any Obligations arising from Cash
Management Services and Bank Products), ratably among the Secured Parties in proportion to the respective amounts described in this clause held by them; and then
(g)To payment of all other Obligations arising from Bank Products and Cash
Management Services to the extent secured under the Collateral Documents, ratably among the
Secured Parties in proportion to the respective amounts described in this clause held by them; and
then
(h)The balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law;
provided, that Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payment from other Loan Parties to preserve the Obligations otherwise set forth above in this Section
6.04.
ARTICLE VII
THE ADMINISTRATIVE AGENT
SECTION 7.01.Appointment and Authority.  Each of the Lenders hereby irrevocably appoints ~~TIAA~~EverBank to act on its behalf as the Administrative Agent hereunder and
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under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders and neither the
Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.
SECTION 7.02.Rights as a Lender.  The Person serving as the Administrative
Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or
“Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its
Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other
Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders
SECTION 7.03.Exculpatory Provisions.  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.
Without limiting the generality of the foregoing, the Administrative Agent:
(a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative
Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and
(c)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
The Administrative Agent shall not be liable to any Lender for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.05 and 6.01) or (ii) in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative
Agent by the Borrower or a Lender.
The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered
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hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other
Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
SECTION 7.04.Reliance by Administrative Agent.  The Administrative Agent
shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message,
Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper
Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of a Lender the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Advance.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
SECTION 7.05.Delegation of Duties.  The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative
Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.  The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.
SECTION 7.06.Resignation of Administrative Agent.  The Administrative
Agent may at any time give notice of its resignation to the Lenders and the Borrower.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the
Borrower, to appoint a successor, which shall be a bank with an office in the United States of America, or an Affiliate of any such bank with an office in the United States of America.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within
30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring
Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents
(except that in the case of any collateral security held by the Administrative Agent on behalf of the
Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative
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Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this paragraph.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired)
Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph).  The fees payable by the Borrower to a successor Administrative
Agent shall be the same as those payable to its predecessor unless otherwise agreed between the
Borrower and such successor.  After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative
Agent was acting as Administrative Agent.
SECTION 7.07.Non-Reliance on Administrative Agent and Other Lenders.
Each Lender acknowledges that it has, independently and without reliance upon the Administrative
Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.
Each Lender also acknowledges that it will, independently and without reliance upon the Administrative
Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
SECTION 7.08.Erroneous Payments.
(a)If the Administrative Agent notifies a Lender or any Person who has received funds under a Collateral Document on behalf of a Lender (any such Lender or other recipient, a “Payment
Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under Section 7.08(b)) that any funds received by such Payment Recipient from the
Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment
Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”)
and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment
Recipient and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment
Recipient to) promptly, but in no event later than two Business Days thereafter, return to the
Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the second Business Day after the date such Erroneous Payment
(or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the
Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this Section
7.08(a) shall be conclusive, absent manifest error.
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(b)Without limiting the immediately preceding Section 7.08(a), each Payment
Recipient, or any Person who has received funds on behalf of a Payment Recipient under a Collateral
Document, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise)
from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the
Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment,
(y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the
Administrative Agent (or any of its Affiliates), or (z) that such Payment Recipient, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:
(i)(A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative
Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)such Payment Recipient shall (and shall cause any other recipient that receives funds on its respective behalf to)  promptly (and, in all events, within one
Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section
7.08(b).
(c)Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Collateral Document, or otherwise payable or distributable by the Administrative Agent to such Lender from any source, against any amount due to the Administrative Agent under Section 7.08(a) or under the indemnification provisions of this
Agreement.
(d)In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with Section 7.08(a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof)
on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Advances (but not its Commitments) in an amount equal to the Erroneous Payment Return
Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the
Advances (but not Commitments), the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and
Assumption with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Advances to the Borrower or the Administrative Agent, (ii) the
Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment
Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee
Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment
Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification
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provisions of this Agreement and its applicable Commitments which shall survive as to such assigning
Lender and (iv) the Administrative Agent may reflect in the  Register its ownership interest in the
Advances subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in
its discretion, sell any Advances acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Advance (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/
or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no
Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such
Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold an Advance (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the  applicable Lender or Secured Party under the Collateral Documents with respect to each  Erroneous Payment Return Deficiency (the “Erroneous
Payment Subrogation Rights”).
(e)The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent or applicable Payment Recipient from the
Borrower or any other Loan Party for the purpose of making payment in respect of the Obligations.
(f)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(g)Each party’s obligations, agreements and waivers under this Section 7.08 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Collateral Document.
SECTION 7.09.Other Agents.  The Borrower and each Lender hereby acknowledges that any Lender designated as an “Agent” on the signature pages hereof (other than the
Administrative Agent) shall not have any obligations, duties or liabilities hereunder other than in its capacity as a Lender.
SECTION 7.10.Hedging Agreements, Cash Management Services and Bank
Products.  Except as otherwise expressly set forth herein or in any Collateral Document, no Bank
Product Bank, Cash Management Bank or Hedge Counterparty that obtains the guarantees hereunder or any Collateral by virtue of the provisions hereof or of any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan
Document or otherwise in respect of the Collateral (including the release or impairment of any
Collateral) or any Guaranty (including the release or impairment of any Guaranty) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.
Notwithstanding any other provision of this Article VII to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with
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respect to, Obligations arising under or related to Cash Management Services, Bank Products and
Hedging Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank, Bank Product Bank or Hedge Counterparty, as the case may be.
ARTICLE VIII
CHANGE IN CIRCUMSTANCES; COMPENSATION
SECTION 8.01.Inability to Determine Rates; Benchmark Replacement Setting.
(a)Subject to clauses (b), (c), (d), (e) and (f) of this Section 8.01, if, on or prior to the first day of any Interest Period for any Euro-Dollar Advance:
(i)the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “~~Adjusted~~ Term SOFR” cannot be determined pursuant to the definition thereof, or
(ii)the Administrative Agent is advised by the Required Lenders that for any reason in connection with any request for a Euro-Dollar Advance or a conversion thereto or a continuation thereof that ~~Adjusted~~ Term SOFR for any requested Interest Period with respect to a proposed Euro-Dollar Advance does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Advance, and the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent will promptly so notify the Borrower and each Lender.
Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make Euro-Dollar Advances, and any right of the Borrower to continue Euro-Dollar Advances or to convert ABR Advances to Euro-Dollar Advances, shall be suspended (to the extent of the affected Euro-
Dollar Advances or affected Interest Periods) until the Administrative Agent revokes such notice.  Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Euro-Dollar Advances (to the extent of the affected Euro-Dollar Advances or affected
Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Advances in the amount specified therein and (ii) any outstanding affected Euro-Dollar Advances will be deemed to have been converted into ABR Advances at the end of the applicable Interest Period.  Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section
8.05. Subject to clauses (b) through (f) of this Section 8.01, if the Administrative Agent determines
(which determination shall be conclusive and binding absent manifest error) that “~~Adjusted~~ Term SOFR”
cannot be determined pursuant to the definition thereof on any given day, the interest rate on ABR
Advances shall be determined by the Administrative Agent without reference to clause (iii) of the definition of “ABR” until the Administrative Agent revokes such determination.
(b)Notwithstanding anything to the contrary herein or in any other Loan
Document (and any Hedging Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 8.01), if a Benchmark Transition Event and its related Benchmark
Replacement Date have occurred prior to any setting of the then-current Benchmark, then (x) if a
Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark
Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such
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Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and ~~the definition of “Adjusted Term SOFR”~~
~~shall be deemed modified to delete the addition of Term SOFR Adjustment to Term SOFR for any~~
~~calculation and~~ (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark
Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business
Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan
Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.
(c)In connection with the use, administration, adoption or implementation of a
Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(d)The Administrative Agent will promptly notify the Borrower and the Lenders of
8
(i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming
Changes in connection with the use, administration, adoption or implementation of a Benchmark
Replacement.  The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 8.01(e) and (y) the commencement of any Benchmark
Unavailability Period.  Any determination, decision or election that may be made by the Administrative
Agent or, if applicable, any Lender (or group of Lenders) pursuant to this clause (d) and clauses (b), (c)
and (f) of this Section 8.01, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 8.01.
(e)Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a
Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative
Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all
Benchmark settings at or after such time to reinstate such previously removed tenor.
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(f)Upon the Borrower’s receipt of notice of the commencement of a Benchmark
9
Unavailability Period, (i) the Borrower may revoke any request for a Euro-Dollar Advance of, conversion to or continuation of Euro-Dollar Advances to be made, converted or continued during any Benchmark
Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Advances and (ii) any outstanding affected Euro-
Dollar Advances will be deemed to have been converted to ABR Advances at the end of the applicable
Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-
current Benchmark is not an Available Tenor, the component of ABR based upon the then-current
Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of
ABR.
SECTION 8.02.Illegality.  If, after the ~~Sixth~~Eighth Amendment Effective Date, a Change in Law shall make it unlawful or impossible for any Lender (or its Lending Office) to make, maintain or fund its Euro-Dollar Advances and such Lender shall so notify the Administrative Agent, the
Administrative Agent shall forthwith give written notice thereof to the other Lenders and the Borrower, whereupon until such Lender notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make or permit continuations or conversions of Euro-Dollar Advances shall be suspended.  Before giving any notice to the Administrative Agent pursuant to this Section, such Lender shall designate a different Lending
Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.  If such Lender shall determine that it may not lawfully continue to maintain and fund any of its portion of the outstanding Euro-Dollar Advances to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of the Euro-Dollar Advances of such Lender, together with accrued interest thereon and any amount due such Lender pursuant to Section 8.05.  Concurrently with prepaying such
Euro-Dollar Advances, the Borrower shall borrow an ABR Advance in an equal principal amount from such Lender (on which interest and principal shall be payable contemporaneously with the related Euro-
Dollar Advances of the other Lenders), and such Lender shall make such an ABR Advance.
SECTION 8.03.Increased Cost and Reduced Return.
(a)If after the ~~Sixth~~Eighth Amendment Effective Date, a Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement  against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender with respect to this Agreement;
(ii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes,
(B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and
(C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)impose on any Lender any other condition, cost or expense affecting this
Agreement or Euro-Dollar Advances by such Lender or participation therein;
and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any Euro-Dollar Advance (or of maintaining its obligation to make any such
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Advance), or to reduce the amount of any sum received or receivable by such Lender hereunder
(whether of principal, interest or any other amount) then, upon written request of such Lender, the
Borrower will pay to such Lender such additional amount or amounts as will compensate such
Lender for such additional costs incurred or reduction suffered.
(b)If any Lender determines that any Change in Law affecting such Lender or any
Lending Office of such Lender or such Lender’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the
Revolver Commitments of such Lender or the Advances made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in
Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such
Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
(c)A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error.  The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
(d)Failure or delay on the part of any Lender to demand compensation pursuant to this
Section shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such
Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).
SECTION 8.04.ABR Advances Substituted for Affected Euro-Dollar
Advances.  If (i) the obligation of any Lender to make or maintain a Euro-Dollar Advance has been suspended pursuant to Section 8.02 or (ii) any Lender has demanded compensation under Section 8.03, and the Borrower shall, by at least five (5) U.S. Government Securities Business Days’ prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:
(a)all Advances which would otherwise be made by such Lender as or permitted to be continued as or converted into Euro-Dollar Advances shall instead be made as or converted into
ABR Advances, (in all cases interest and principal on such Advances shall be payable contemporaneously with the related Euro-Dollar Advances of the other Lenders), and
(b)after its portion of the Euro-Dollar Advance has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Advance shall be applied to repay its ABR Advance instead.
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In the event that the Borrower shall elect that the provisions of this Section shall apply to any Lender, the
Borrower shall remain liable for, and shall pay to such Lender as provided herein, all amounts due such
Lender under Section 8.03 in respect of the period preceding the date of conversion of such Lender’s portion of any Advance resulting from the Borrower’s election.
SECTION 8.05.Compensation.  Upon the request of any Lender, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Lender such amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender as a result of:
(a)any payment or prepayment (pursuant to Sections 2.10, 2.11, 6.01, 8.02 or otherwise) of a Euro-Dollar Advance on a date other than the last day of an Interest Period for such Advance; or
(b)any failure by the Borrower to prepay a Euro-Dollar Advance on the date for such prepayment specified in the relevant notice of prepayment hereunder; or
(c)any failure by the Borrower to borrow a Euro-Dollar Advance on the date for the
Borrowing of which such Euro-Dollar Advance is a part specified on the Restatement Date;
such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Advance (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Advance which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Advance provided for herein over (y) the amount of interest (as reasonably determined by such Lender) such Lender would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading lenders (if such Advance is a Euro-Dollar Advance).
ARTICLE IX
MISCELLANEOUS
SECTION 9.01.Notices Generally.
(a)Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:
(i)if to the Borrower or any other Loan Party, to it at 1300 Post Oak
Boulevard, 8th Floor, Houston, Texas 77056, Attention of Cory Gilbert;
(ii)if to the Administrative Agent, to ~~TIAA~~EverBank, ~~FSB~~N.A., at its
address set forth on its signature page hereof, Attention of ~~John Dale; Facsimile No.~~
~~(201) 770-4762~~Frank Martino; Telephone No. (856) ~~505-8163~~505-8198;
(iii)if to a Lender, to it at its address (or facsimile number) set forth in its
Administrative Questionnaire.
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Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).
Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).
(b)Electronic Communications.  Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and
Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such
Lender has notified the Administrative Agent that it is incapable of receiving notices under such
Article by electronic communication.  The Administrative Agent or the Borrower may, in its
discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c)Change of Address, Etc.  Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.
(d)The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS
AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE
ACCURACY OR COMPLETENESS OF ANY MATERIALS OR INFORMATION PROVIDED
BY OR ON BEHALF OF THE BORROWER OR THE ADEQUACY OF THE PLATFORM,
AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM ANY
MATERIALS OR INFORMATION PROVIDED BY OR ON BEHALF OF THE BORROWER.
NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY
WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-
INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER
CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH ANY
MATERIALS OR INFORMATION PROVIDED BY OR ON BEHALF OF THE BORROWER
OR THE PLATFORM.  In no event shall the Administrative Agent or any of its Related Parties
(collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the Sole Lead
Arranger and Sole Bookrunner or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the
Administrative Agent’s transmission of any materials or information provided by or on behalf of the Borrower through the internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable
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judgment to have resulted from the gross negligence or willful misconduct of such Agent Party;
provided, however, that in no event shall any Agent Party have any liability to the Borrower, any
Lender, the Sole Lead Arranger and Sole Bookrunner or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
SECTION 9.02.No Waivers.  No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any Note or other Loan
Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan
Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article VI for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan
Documents, (b) any Lender from exercising setoff rights in accordance with Section 9.04, or (c) any
Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under the Bankruptcy Code or any other applicable debtor relief law.
SECTION 9.03.Expenses; Indemnity; Damage Waiver.
(a)Costs and Expenses.  The Loan Parties shall, jointly and severally, pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its
Affiliates (with respect to legal expenses, limited to the reasonable and documented out-of-pocket fees, charges and disbursements of one primary outside counsel and one local counsel in each relevant jurisdiction for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii)  all reasonable and documented out-of-pocket expenses incurred by the
Administrative Agent or any Lender (with respect to legal expenses, limited to the reasonable and documented out-of-pocket fees, charges and disbursements of one primary outside counsel and one local counsel in each relevant jurisdiction for the Administrative Agent or any Lender, taken as a whole, in connection with the enforcement or protection of its rights (A) in connection with this
Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Advances made hereunder, including all such documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Advances.
(b)Indemnification by the Loan Parties.  The Loan Parties shall, jointly and severally, indemnify the Administrative Agent (and any sub-agent thereof) and each Lender and each Related
Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities and related expenses (in the case of legal expenses, limited to the reasonable and documented out-
of-pocket fees, charges and disbursements of one primary outside counsel and one local counsel in
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each relevant jurisdiction for all Indemnitees, taken as a whole), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Advance or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or Environmental
Releases on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or
(iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (w) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or its Related Parties, (x) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, (y) result from the settlement of any such claim, investigation, litigation or other proceedings described in clause (iv) above unless the Borrower has consented to such settlement (which consent shall not be unreasonably withheld or delayed
(provided that nothing in this clause (y) shall restrict the right of any person to settle any claim for which it has waived its right of indemnity by the Borrower) or (z) result from disputes solely among Indemnitees and not involving any act or omission of an Obligor or any of Affiliate thereof
(other than any dispute against the Administrative Agent in its capacity as such).
(c)Reimbursement by Lenders.  To the extent that a Loan Party for any reason fails to pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the
Administrative Agent (or any sub-agent thereof), or any Related Party of any of the foregoing, each
Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related
Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-
agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the
Administrative Agent (or any such sub-agent) in connection with such capacity.  The obligations of the Lenders under this paragraph (c) are subject to the provisions of Sections 9.10 and 9.13.
(d)Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, no party hereto shall assert, and each party hereby waives, any claim against any other party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this
Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Advance or the use of the proceeds thereof.  No
Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this
Agreement or the other Loan Documents or the transactions contemplated hereby or thereby,
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except to the extent caused by the gross negligence or willful misconduct of such Indemnitee or its
Related Parties as determined by a court of competent jurisdiction by final and nonappealable judgment.
(e)Payments.  All amounts due under this Section shall be payable promptly after written demand therefor.
SECTION 9.04.Setoffs; Sharing of Set-Offs; Application of Payments.
(a)If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations
(in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the
Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan
Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such
Lender different from the branch or office holding such deposit or obligated on such indebtedness.
The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have.  Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.
(b)If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Advances or other Obligations
(excluding any Obligations arising under or related to Cash Management Services, Bank Products and Hedging Agreements) hereunder or under any other Loan Document resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Advances and accrued interest thereon or other such Obligations (excluding any Obligations arising under or related to Cash
Management Services, Bank Products and Hedging Agreements) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the
Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the
Advances and such other Obligations (excluding any Obligations arising under or related to Cash
Management Services, Bank Products and Hedging Agreements) of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances and other amounts owing them, provided that:
(i)if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)the provisions of this paragraph shall not be construed to apply to (x) any payment made by a Loan Party pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or
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participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply).
Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation.
(c)If any Lender is a Defaulting Lender or a Non-Consenting Lender, then the
Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative
Agent, (i) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.07), all of its interests, rights (other than its existing rights to payments pursuant to Section 8.03 or Section 2.12(e)) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) or (ii) remove such Person as a Lender and reduce the Revolver Commitments by the amount of such Lender’s Revolver Commitment; provided that:
(i)in the case of an assignment, the Borrower shall have paid to the Administrative
Agent the assignment fee (if any) specified in Section 9.07;
(ii)such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 8.05)
(A) in the case of an assignment, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (B) in the case of the removal of a Lender, from the Borrower;
(iii)such assignment or removal does not conflict with applicable law;
(iv)in the case of any assignment resulting from a Lender becoming a Non-
Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent; and
(v)in the case of the removal of a Lender and the reduction of the Revolver
Commitments, (A) the amount of such reduction of the Revolver Commitments shall constitute availability for a future Commitment Increase under and subject to Section 2.14 (for the avoidance of doubt, in no event shall the aggregate Revolver Commitments exceed
$200,000,000); (B) no such reduction shall be in an amount greater than the Total Unused
Revolver Commitments on the date of such termination or reduction; and (C) no such reduction pursuant to this Section 9.04(c) shall result in the aggregate Revolver Commitments of all of the
Lenders being reduced to an amount less than $10,000,000, unless the Revolver Commitments are terminated in their entirety pursuant to Section 2.08, in which case all accrued fees (as provided under Section 2.07) shall be payable on the effective date of such termination.
A Lender shall not be required to make any such assignment or delegation, or shall not be removed as a
Lender, if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation or removal cease to apply.
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SECTION 9.05.Amendments and Waivers.
(a)Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the
Borrower and the Required Lenders (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders or as otherwise noted below, (i) increase the Revolver
Commitment of any Lender or subject any Lender to any additional obligation (it being understood and agreed that a waiver of any condition precedent set forth in Section 3.02 or of any Default or
Event of Default is not considered an increase in Revolver Commitments of any Lender or any
Lender’s obligation to fund) without the consent of such Lender, (ii) [reserved], (iii) defer the date fixed for any payment of principal of (including any extension of the Termination Date but excluding mandatory prepayments) or interest on any Advance or any fees hereunder; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate,
(iv) reduce the amount of principal, decrease the rate of interest or decrease the amount of fees due on any date fixed for the payment thereof; provided, however, that (A) only the consent of the
Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate and (B) the Administrative Agent
shall have the authority to establish a Benchmark Replacement as set forth in clauses (b) through (f)
of Section 8.01, (v) change the percentage of the Revolver Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Lenders, which shall be required for the
Lenders or any of them to take any action under this Section or any other provision of this
Agreement, (vi) change the application of any payments made under this Agreement or the other
Loan Documents, including, without limitation, any change or modification to Section 9.04(b), in a manner that would alter any pro rata sharing requirements, or change or modify Section 6.04, (vii)
release, share or substitute all or substantially all of the Collateral held as security for the
Obligations, (viii) change or modify the (x) definition of “Required Lenders,” (y) any provision specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights, or make any determination or grant any consent, under the Loan Documents or (z) this
Section 9.05, (ix) change the definition of the term “Borrowing Base”, “Eligible Portfolio
Investment”, “Unrestricted Cash and Cash Equivalents” or any component definition of any of them if as a result thereof the amounts available to be borrowed by the Borrower would be increased without the consent of each Lender, provided that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any reserves or to make determinations with respect to the eligibility or value of any Investment pursuant to the terms and conditions set forth herein, (x) release any guaranty given to support payment of the Guaranteed
Obligations, (xi) amend or waive any provision of the Loan Documents in any manner that permits a Defaulting Lender to cure its status as a Defaulting Lender without requiring such Defaulting
Lender to pay in full its unfunded obligations or (xii) subordinate, or have the effect of subordinating, (a) in right of payment the Obligations hereunder to any other Indebtedness or (b)
the priority of any Lien in any of the Collateral held as security for the Obligations.
Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver, or consent hereunder (and any amendment, waiver, or consent which by its terms requires the consent of all Lenders may be effected with the consent of all Lenders other than Defaulting Lenders) provided that, without in any way limiting Section
9.08, any such amendment, waiver, or consent that would increase or extend the term of the
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Revolver Commitment or Revolver Advances of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender.  Notwithstanding the foregoing, (1) the Hedging Agreements, any agreement with the Administrative Agent and the agreements evidencing the Bank Products and
Cash Management Services may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (2) any Commitment Increase meeting the conditions set forth in Section 2.14 shall not require the consent of any Lender other than those
Lenders, if any, which have agreed to increase their Revolver Commitment in connection with the proposed Commitment Increase.
(b)Notwithstanding anything in clause (a), (i) unless also signed by the Administrative
Agent, no amendment, waiver or consent shall affect the rights or duties of the Administrative
Agent under this Agreement or any other Loan Document, and (ii) any agreement with the
Administrative Agent may be amended, or rights or privileges thereunder waived, only by means of a written agreement executed by all of the parties thereto. Additionally, notwithstanding anything to the contrary herein, each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Advances, and each Lender acknowledges that the provisions of
Section 1126(c) of the Bankruptcy Code of the United States supersede the unanimous consent provisions set forth herein and the Required Lenders shall determine whether or not to allow a Loan
Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.
(c)Notwithstanding anything to the contrary, unless signed by the Swingline Lender, no amendment, waiver of consent shall affect the rights or duties of the Swingline Lender under this Agreement or any other Loan Document.
(d)To the extent not inconsistent with Section 9.05(a)(vii) above, the Administrative
Agent is authorized to release (and shall release) its Lien on any Collateral (i) that is the subject of a disposition not prohibited under this Agreement (including, without limitation, any transfer of a
Portfolio Investment to a Structured Subsidiary or Immaterial Subsidiary in compliance with
Section 5.17) or (ii) to which the Required Lenders shall have consented, and the Administrative
Agent will, at the Loan Parties’ expense, execute and deliver to any Loan Party such documents
(including, without limitation, any UCC lien releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form)) as such Loan Party shall reasonably request to evidence the release of such Lien;
notwithstanding the foregoing, Portfolio Investments constituting Collateral shall be automatically released from such Lien, without any action of the Administrative Agent, in connection with any disposition of Portfolio Investments by a Loan Party that is not prohibited under any of the Loan
Documents.
(e)The Administrative Agent and the Borrower may, without the consent of any
Lender, enter into the amendments or modifications to this Agreement or any of the other Loan
Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or otherwise effectuate the terms of clauses (b) through (f) of Section 8.01 in accordance with the terms of clauses (b) through (f) of
Section 8.01.
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SECTION 9.06.Margin Stock Collateral.  Each of the Lenders represents to the
Administrative Agent and each of the other Lenders that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.
SECTION 9.07.Successors and Assigns.
(a)Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)Assignments by Lenders.  Any Lender may at any time assign to one or more
Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolver Commitment and the Revolver Advances at the time owing to it);
provided that
(i)except in the case of an assignment of the entire remaining amount of the assigning Lender’s Revolver Commitment and the Revolver Advances at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an
Approved Fund with respect to a Lender, the aggregate amount of the Revolver
Commitment (which for this purpose includes Revolver Advances outstanding thereunder) or, if the applicable Revolver Commitment is not then in effect, the principal outstanding balance of the Revolver Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than
$5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);
(ii)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this
Agreement with respect to the Revolver Advances or the Revolver Commitment assigned;
(iii)no assignment shall be made to any Defaulting Lender or its Subsidiaries or Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (iii);
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(iv)any assignment of a Revolver Commitment must be approved by the
Administrative Agent (such approval not to be unreasonably withheld or delayed) unless the Person that is the proposed assignee is itself the Swingline Lender or a Lender with a
Revolver Commitment (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee) and the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a
Lender, an Affiliate of a Lender or an Approved Fund, provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and
(v)the parties to each assignment shall execute and deliver to the
Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, for which the Borrower and Guarantors shall not be obligated, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative
Agent an Administrative Questionnaire.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c)
of this Section, from and after the effective date specified in each Assignment and Assumption, the
Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 8.03 and 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.
(c)Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Mt. Laurel, New Jersey a copy of each
Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolver Commitments of, and principal amounts of the
Revolver Advances owing to, each Lender pursuant to the terms hereof from time to time (the
“Register”).  In addition, the Administrative Agent shall maintain on the Register the designation, and the revocation of designation, of any Lender as a Defaulting Lender of which it has received notice.  The entries in the Register shall be conclusive absent manifest error, and the Borrower, the
Administrative Agent and the Lenders may treat each Person whose name is recorded in the
Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the
Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice
(d)Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural
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person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) or the Borrower or any of the Borrower’s Affiliates or
Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolver Commitment and/or the Revolver
Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the
Lenders shall continue to deal solely and directly with such Lender in connection with such
Lender’s rights and obligations under this Agreement.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and any other Loan Document and to approve any amendment, modification or waiver of any  provision of this Agreement and any other Loan Document; provided that such agreement or instrument may provide that such
Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 9.05(a)(i) through (x) (inclusive) that directly affects such Participant.
Subject to paragraph (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 8.01 through 8.05 inclusive and 2.12(e) (subject to the requirements and limitations therein, including the requirements under Section 2.12(e)(v) (it being understood that the documentation required under Section 2.12(e)(v) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 9.04(c) as if it were an assignee under paragraph (b) of this Section; and (B)
shall not be entitled to receive any greater payment under Sections 8.03 or 2.12(e), with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation; provided, further, that no Participant shall be entitled to the benefits of Section 2.12(e) unless the Borrower is notified of the participation granted to such Participant and such Participant shall have complied with the requirements of Section
2.12(e) as if such Participant is a Lender. Each Lender that sells a participation agrees, at the
Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 9.04(c) with respect to any Participant.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.04 as though it were a
Lender, provided such Participant agrees to be subject to Section 9.04 as though it were a Lender.
Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”); provided, that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury
Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.
For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
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(e)Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section 8.03 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.12 unless the
Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.12 as though it were a Lender.  If a Participant claims exemption for portfolio interest under Section 871(h) or 881(c) of the Code, the applicable
Lender shall provide the Borrower with satisfactory evidence that the participation is in registered form and shall permit the Borrower to review such register as reasonably needed for the Borrower to comply with its obligations under applicable laws and regulations.
(f)Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
SECTION 9.08.Defaulting Lenders.  Notwithstanding anything contained in this Agreement, if any Lender becomes a Defaulting Lender, then, to the extent permitted by Applicable
Laws:
(a)during any Default Period with respect to such Defaulting Lender, such Defaulting
Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this
Agreement shall be restricted as set forth in Section 9.05(a);
(b)until such time as the Default Excess with respect to such Defaulting Lender shall have been reduced to zero:
except as otherwise provided in this Section 9.08, any payment of principal, interest, fees, or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VI or otherwise, and including any amounts made available to the Administrative Agent by such Defaulting Lender pursuant to
Section 9.08), shall be deemed paid to and redirected by such Defaulting Lender to be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder;
second, to the payment of any amounts owing by such Defaulting Lender to the Swingline Lender hereunder; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting
Lender to fund Revolver Advances under this Agreement; fourth, as the Borrower may request, so long as no Default exists and is continuing, to the funding of any Revolver Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent;  fifth, to the payment of any amounts owing to the
Lenders or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Swingline Lender against that Defaulting Lender as a result of that
Defaulting Lender’s breach of its obligations under this Agreement; sixth, so long as no Default exists and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting
Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and
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seventh, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction;
provided that if (x) such payment is a payment of the principal amount of any Revolver Advance in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such
Revolver Advance was made at a time when the conditions set forth in Section 3.02 were satisfied or waived, such payment shall be applied solely to pay the Revolver Advance of all non-Defaulting
Lenders on a pro rata basis prior to being applied to the payment of any Revolver Advance of that
Defaulting Lender;
(c)until such time as all Defaulted Payments with respect to such Defaulting Lender shall have been paid, the Administrative Agent may (in its discretion) apply any amounts thereafter received by the Administrative Agent for the account of such Defaulting Lender to satisfy such
Defaulting Lender’s obligations to make such Defaulted Payments until such Defaulted Payments have been fully paid;
(d)no assignments otherwise permitted by Section 9.07 shall be made to a Defaulting
Lender or any of its Subsidiaries or Affiliates that are Distressed Persons;
(e)Reallocation of Participations to Reduce Fronting Exposure.  All or any part of such Defaulting Lender’s participation in Swing Advances shall be reallocated among the Lenders which are not a Defaulting Lender at such time (each, a “Non-Defaulting Lender”) in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s
Commitment) but only to the extent that (x) the conditions set forth in Section 3.02 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the
Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting
Lender’s Revolver Commitment.  No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such
Non-Defaulting Lender’s increased exposure following such reallocation.
(f)Repayment of Swing Advances.  If the reallocation described in subsection (e)
above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, prepay Swing Advances in an amount equal to the
Swingline Lenders’ Fronting Exposure.  So long as any Lender is a Defaulting Lender, the
Swingline Lender shall not be required to fund any Swing Advances unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Advance.
Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) as provided in the above Section 9.08(b) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.
SECTION 9.09.Confidentiality.  Each of the Administrative Agent and the
Lenders agrees to maintain the confidentiality of the Information (as defined below), except that
Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the
Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory
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authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the
National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any
Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Loan
Parties or their Affiliates.
For purposes of this Section, “Information” means all information received from the
Loan Parties or any of their Subsidiaries relating to the Loan Parties or any of their Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Loan Parties or any of their
Subsidiaries.  Any Person required to maintain the confidentiality of Information as provided in this
Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
SECTION 9.10.Representation by Lenders.  Each Lender hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Advances hereunder for its own account in the ordinary course of such business; provided, however, that, subject to Section 9.07, the disposition of the Note or Notes held by that Lender shall at all times be within its exclusive control.
SECTION 9.11.Obligations Several.  The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or commitment of any other Lender hereunder.  Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, an association, a joint venture or any other kind of entity.  The amounts payable at any time hereunder to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this
Agreement or any other Loan Document and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.
SECTION 9.12.Survival of Certain Obligations.  Sections 8.03(a), 8.03(b),
8.05, 9.03 and 9.09, and the obligations of the Loan Parties thereunder, shall survive, and shall continue to be enforceable notwithstanding, the termination of this Agreement, and the Revolver Commitments and the payment in full of the principal of and interest on all Advances.
SECTION 9.13.Governing Law.  This Agreement and each Note shall be construed in accordance with and governed by the law of the State of New York.
SECTION 9.14.Severability.  In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions
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contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.
SECTION 9.15.Interest.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the Maximum Lawful Rate.  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Lawful Rate, the excess interest shall be applied to the principal of the Advances or, if it exceeds such unpaid principal, refunded to the Borrower.  In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the
Maximum Lawful Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
SECTION 9.16.Interpretation.  No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.
SECTION 9.17.Counterparts; Integration; Effectiveness; Electronic Execution.
(a)Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This
Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 3.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the
Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement
(b)Electronic Execution of Assignments.  The words “execution,” “signed,”
“signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York
State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform
Electronic Transactions Act.
SECTION 9.18.Jurisdiction; Waiver of Venue; Service of Process; Waiver of
Jury Trial.
(a)Submission to Jurisdiction.  Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the
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State of New York sitting in New York County, or the federal courts sitting in the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
Nothing in this Agreement or in any other Loan Document shall affect any right that the
Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.
(b)Waiver of Venue.  The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other
Loan Document in any court referred to in paragraph (a) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(c)Service of Process.  Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.01.  Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.
(d)Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT
MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR
INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER
LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY
(WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY
HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY
OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH
OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE
FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES
HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER
LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND
CERTIFICATIONS IN THIS SECTION.
SECTION 9.19.Independence of Covenants.  All covenants under this
Agreement and the other Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise allowed by, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.
SECTION 9.20.Concerning Certificates.  All certificates required hereunder to be delivered by the Borrower, any Guarantor or any Subsidiary and that are required to be executed or certified by the chief financial officer or any other authorized officer of the Borrower, any Guarantor or any Subsidiary shall be executed or certified by such officer in such capacity solely on behalf of the entity for whom he is acting, and not in any individual capacity; provided that nothing in the foregoing
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shall be deemed as a limitation on liability of any officer for any acts of willful misconduct, fraud, intentional misrepresentation or dishonesty in connection with such execution or certification.
SECTION 9.21.Renewal and Restatement.  On the ~~Sixth Amendment~~
~~Effective~~Restatement Date, this Agreement amends, restates and supersedes the Existing Credit
Agreement in its entirety, and the Existing Credit Agreement shall thereafter be of no further force and effect.  It is the intention of the parties hereto that all liens and security interests securing the Existing
Credit Agreement, continue to exist, remain valid, shall not be impaired or released hereby, shall remain in full force and effect under the terms of this Agreement and all of the Loan Documents, and that this
Agreement does not constitute a novation or termination of the Debt and obligations existing under the
Existing Credit Agreement.
SECTION 9.22.Acknowledgement and Consent to Bail-In of Affected
Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable
Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable
Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
SECTION 9.23.Acknowledgement Regarding any Supported QFCs.  To the
extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging
Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”
and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance
Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such
Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the
Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States):
(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered
Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such
Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under
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such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported
QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such
QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit
Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the
Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the
United States.
(b)As used in this Section 9.23, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)
(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
SECTION 9.24.USA Patriot Act.  Each Lender subject to the USA Patriot Act hereby notifies each Loan Party that, pursuant to the requirements of the USA Patriot Act, it may be required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA Patriot Act.
SECTION 9.25.No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between such Loan Party and its Subsidiaries and the Administrative Agent, the Swingline
Lender or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Administrative Agent, the Swingline
Lender or any Lender has advised or is advising such Loan Party or any Subsidiary on other matters,
(ii) the arranging and other services regarding this Agreement provided by the Administrative Agent, the
Swingline Lender and the Lenders are arm’s-length commercial transactions between such Loan Party
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and its Affiliates, on the one hand, and the Administrative Agent, the Swingline Lender and the Lenders,
on the other hand, (iii) such Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) such Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i)  the Administrative Agent, the Swingline Lender and the
Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for such
Loan Party or any of its Affiliates, or any other Person; (ii) none of the Administrative Agent, the
Swingline Lender and the Lenders has any obligation to such Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii)  the Administrative Agent, the Swingline Lender and the Lenders
and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of such Loan Party and its
Affiliates, and none of the Administrative Agent, the Swingline Lender and the Lenders has any
obligation to disclose any of such interests to such Loan Party or its Affiliates.  To the fullest extent permitted by Applicable Law, each Loan Party hereby waives and releases any claims that it may have against any of the Administrative Agent, the Swingline Lender and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
ARTICLE X
GUARANTY
SECTION 10.01.Unconditional Guaranty.  Each Guarantor hereby irrevocably, unconditionally and jointly and severally guarantees, each as a primary obligor and not merely as a surety, to the Administrative Agent, the Lenders and the other Secured Parties the due and punctual payment of the principal of and the premium, if any, and interest on the Guaranteed Obligations and any and all other amounts due under or pursuant to the Loan Documents, when and as the same shall become due and payable (whether at stated maturity or by optional or mandatory prepayment or by declaration, redemption or otherwise) in accordance with the terms of the Loan Documents.  The Guarantors’
guaranty under this Section is an absolute, present and continuing guarantee of payment and not of collectability, and is in no way conditional or contingent upon any attempt to collect from the Borrower, any of the Guarantors or any other guarantor of the Guaranteed Obligations (or any portion thereof) or upon any other action, occurrence or circumstances whatsoever.  In the event that the Borrower or any
Guarantor shall fail so to pay any such principal, premium, interest or other amount to the Administrative
Agent, a Lender or any other Secured Party, the Guarantors will pay the same forthwith, without demand, presentment, protest or notice of any kind (all of which are waived by the Guarantors to the fullest extent permitted by law), in lawful money of the United States, at the place for payment specified in the Loan Documents or specified by such Administrative Agent in writing, to such Administrative
Agent.  The Guarantors further agree, promptly after demand, to pay to the Administrative Agent, the
Lenders and the other Secured Parties the costs and expenses incurred by such Administrative Agent,
Lender or other Secured Party in connection with enforcing the rights of such Administrative Agent,
Lenders and the other Secured Parties against the Borrower and any or all of the Guarantors (whether in a bankruptcy proceeding or otherwise) following any default in payment of any of the Guaranteed
Obligations or the obligations of the Guarantors hereunder, including, without limitation, the fees and expenses of counsel to the Administrative Agent, such Lenders and the other Secured Parties.
SECTION 10.02.Obligations Absolute.  The obligations of the Guarantors hereunder are and shall be absolute and unconditional, irrespective of the validity, regularity or
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enforceability of this Agreement, any of the Guaranteed Obligations or any of the Loan Documents, shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim any of the
Guarantors may have against the Borrower, any other Guarantor or the Administrative Agent, any
Lender or any other Secured Party, hereunder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, to the fullest extent permitted by law, any circumstance or condition whatsoever (whether or not any of the Guarantors shall have any knowledge or notice thereof), including, without limitation:
(a)any amendment or modification of or supplement to any of the Loan Documents or any other instrument referred to herein or therein, or any assignment or transfer of any thereof or of any interest therein, or any furnishing or acceptance of additional security for any of the
Guaranteed Obligations;
(b)any waiver, consent or extension under any Loan Document or any such other instrument, or any indulgence or other action or inaction under or in respect of, or any extensions or renewals of, any Loan Document, any such other instrument or any Guaranteed Obligation;
(c)any failure, omission or delay on the part of the Administrative Agent to enforce, assert or exercise any right, power or remedy conferred on or available to the Administrative Agent or any Lender against the Borrower or any Guarantor, any Subsidiary of the Borrower or any
Subsidiary of any Guarantor;
(d)any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Borrower, any Guarantor, any Subsidiary of the Borrower or any
Subsidiary of any Guarantor or any property of the Borrower, any Guarantor or any such
Subsidiary or any unavailability of assets against which the Guaranteed Obligations, or any of them, may be enforced;
(e)any merger or consolidation of the Borrower, any Subsidiary of the Borrower or
any Guarantor or any of the Guarantors into or with any other Person or any sale, lease or transfer of any or all of the assets of any of the Guarantors, the Borrower or any Subsidiary of the Borrower
or any Guarantor to any Person;
(f)any failure on the part of the Borrower, any Guarantor or any Subsidiary of the
Borrower or any Guarantor for any reason to comply with or perform any of the terms of any agreement with any of the Guarantors;
(g)any exercise or non-exercise by the Administrative Agent, any Lender or any other
Secured Party, of any right, remedy, power or privilege under or in respect of any of the Loan
Documents or the Guaranteed Obligations, including, without limitation, under this Section;
(h)any default, failure or delay, willful or otherwise, in the performance or payment of any of the Guaranteed Obligations;
(i)any furnishing or acceptance of security, or any release, substitution or exchange thereof, for any of the Guaranteed Obligations;
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(j)any failure to give notice to any of the Guarantors of the occurrence of any breach or violation of, or any event of default or any default under or with respect to, any of the Loan
Documents or the Guaranteed Obligations;
(k)any partial prepayment, or any assignment or transfer, of any of the Guaranteed
Obligations; or
(l)any other circumstance (other than payment in full of the Guaranteed Obligations
(other than unasserted contingent indemnification obligations)) which might otherwise constitute a legal or equitable discharge or defense of a guarantor or which might in any manner or to any extent vary the risk of such Guarantor.
The Guarantors covenant that their respective obligations hereunder will not be discharged except by complete performance of the obligations contained in the Loan Documents and this
Agreement and the final payment in full of the Guaranteed Obligations (other than unasserted contingent indemnification obligations).  The Guarantors unconditionally waive, to the fullest extent permitted by law (A) notice of any of the matters referred to in this Section, (B) any and all rights which any of the
Guarantors may now or hereafter have arising under, and any right to claim a discharge of the Guarantor’s obligations hereunder by reason of the failure or refusal by the Administrative Agent, any Lender or any other Secured Party to take any action pursuant to any statute permitting a Guarantor to request that the
Administrative Agent or any Lender attempt to collect the Guaranteed Obligations from the Borrower, any of the Guarantors or any other guarantor, (C) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of the Administrative Agent, any Lender or any other Secured
Party against the Guarantors, including, without limitation, presentment to or demand of payment from the Borrower, any of the Subsidiaries of the Borrower or any Guarantor, or any of the other Guarantors with respect to any Loan Document or this agreement, notice of acceptance of the Guarantors’ guarantee hereunder and/or notice to the Borrower, any of the Subsidiaries of the Borrower or any Guarantor, or any
Guarantor of default or protest for nonpayment or dishonor, (D) any diligence in collection from or protection of or realization upon all or any portion of the Guaranteed Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for all or any portion of the
Guaranteed Obligations, and (E) any duty or obligation of the Administrative Agent, any Lender or any other Secured Party to proceed to collect all or any portion of the Guaranteed Obligations from, or to commence an action against, the Borrower, any Guarantor or any other Person, or to resort to any security or to any balance of any deposit account or credit on the books of the Administrative Agent, any Lender or any other Secured Party in favor of the Borrower, any Guarantor or any other Person, despite any notice or request of any of the Guarantors to do so.
SECTION 10.03.Continuing Obligations; Reinstatement.  The obligations of the
Guarantors under this Article X are continuing obligations and shall continue in full force and effect until such time as all of the Guaranteed Obligations (and any renewals and extensions thereof) shall have been finally paid and satisfied in full.  The obligations of the Guarantors under this Article X shall continue to be effective or be automatically reinstated, as the case may be, if any payment made by the
Borrower, any Guarantor or any Subsidiary of the Borrower or any Guarantor on, under or in respect of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the recipient upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, any
Guarantor or any such Subsidiary, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Borrower, any Guarantor or any such
Subsidiary or any substantial part of the property of the Borrower, any Guarantor or any such Subsidiary, or otherwise, all as though such payment had not been made.  If an event permitting the acceleration of
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all or any portion of the Guaranteed Obligations shall at any time have occurred and be continuing, and such acceleration shall at such time be stayed, enjoined or otherwise prevented for any reason, including without limitation because of the pendency of a case or proceeding relating to the Borrower, any
Guarantor or any Subsidiary of the Borrower or any Guarantor under any bankruptcy or insolvency law, for purposes of this Article X and the obligations of the Guarantors hereunder, such Guaranteed
Obligations shall be deemed to have been accelerated with the same effect as if such Guaranteed
Obligations had been accelerated in accordance with the terms of the applicable Loan Documents or of this Agreement.
SECTION 10.04.Additional Security, Etc.  The Guarantors authorize the
Administrative Agent on behalf of the Lenders without notice to or demand on the Guarantors and without affecting their liability hereunder, from time to time (a) to obtain additional or substitute endorsers or guarantors; (b) to exercise or refrain from exercising any rights against, and grant indulgences to, the Borrower, any Subsidiary of the Borrower or any Guarantor, any other Guarantor or others; and (c) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of, premium, if any, and interest on, and other obligations consisting of, the Guaranteed
Obligations.  The Guarantors waive any right to require the Administrative Agent, any Lender or any other Secured Party to proceed against any additional or substitute endorsers or guarantors or the
Borrower or any of their Subsidiaries or any other Person or to pursue any other remedy available to the
Administrative Agent, any such Lender or any such other Secured Party.
SECTION 10.05.Information Concerning the Borrower.  The Guarantors assume all responsibility for being and keeping themselves informed of the financial condition and assets of the
Borrower, the other Guarantors and their respective Subsidiaries, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Guarantors assume and insure hereunder, and agree that neither the Administrative Agent, any
Lender nor any other Secured Party shall have any duty to advise the Guarantors of information known to the Administrative Agent, any such Lender or any such other Secured Party regarding or in any manner relevant to any of such circumstances or risks.
SECTION 10.06.Guarantors’ Subordination.  The Guarantors hereby absolutely subordinate, both in right of payment and in time of payment, any present and future indebtedness of the
Borrower or any Subsidiary of the Borrower or any Guarantor to any or all of the Guarantors to the
indebtedness of the Borrower or any such Subsidiary or to the Administrative Agent, Lenders and the
other Secured Parties (or any of them), provided that the Guarantors may receive scheduled payments of principal, premium (if any) and interest in respect of such present or future indebtedness so long as there is no Event of Default then in existence.
SECTION 10.07.Waivers.  Notwithstanding anything herein to the contrary, until the payment in full of the Guaranteed Obligations (other than unasserted contingent indemnification obligations), the Guarantors hereby waive any right of subrogation (under contract, Section 509 of the
Bankruptcy Code or otherwise) or any other right of indemnity, reimbursement or contribution and hereby waive any right to enforce any remedy that the Administrative Agent, any Lender or any other
Secured Party now has or may hereafter have against the Borrower, any Guarantor or any endorser or any other guarantor of all or any part of the Guaranteed Obligations, and the Guarantors hereby waive any benefit of, and any right to participate in, any security or collateral given to the Administrative
Agent, any Lender or any other Secured Party to secure payment or performance of the Guaranteed
Obligations or any other liability of the Borrower to the Administrative Agent, any Lender or any other
Secured Party.  Each Guarantor expressly waives all setoffs and counterclaims and all presentments,
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demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations.  The waivers contained in this Section shall continue and survive the termination of this Agreement and the final payment in full of the Guaranteed
Obligations (other than unasserted contingent indemnification obligations).
SECTION 10.08.Enforcement.  In the event that the Guarantors shall fail forthwith to pay upon demand of the Administrative Agent, any Lender or any other Secured Party any amounts due pursuant to this Article X or to perform or comply with or to cause performance or compliance with any other obligation of the Guarantors under this Agreement the Administrative Agent, any Lender and any other Secured Party shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid or for the performance of or compliance with such terms, and may prosecute any such action or proceeding to judgment or final decree and may enforce such judgment or final decree against the Guarantors and collect in the manner provided by law out of the property of the Guarantors, wherever situated, any monies adjudged or decreed to be payable.  The obligations of the Guarantors under this Agreement are continuing obligations and a fresh cause of action shall arise in respect of each default hereunder.
SECTION 10.09.Miscellaneous.  Except as may otherwise be expressly agreed upon in writing, the liability of the Guarantors under this Article X shall neither affect nor be affected by any prior or subsequent guaranty by the Guarantors of any other indebtedness to the Administrative
Agent, the Lenders or any other Secured Party.  Notwithstanding anything in this Article X to the contrary, the maximum liability of each Guarantor hereunder shall in no event exceed the maximum amount which could be paid out by such Guarantor without rendering such Guarantor’s obligations under this Article X, in whole or in part, void or voidable under applicable law, including, without limitation, (i) the Bankruptcy Code of 1978, as amended, and (ii) any applicable state or federal law relative to fraudulent conveyances.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK -
SIGNATURE PAGE FOLLOWS]
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.
MSC INCOME FUND, INC., a Maryland corporation
By:
Name:
Title:
MSC EQUITY HOLDING, LLC, a Delaware limited liability
company
By:___________________________________
Name:
Title:
AFG CAPITAL EQUITY HOLDINGS, LLC, a Delaware
limited liability company
By:___________________________________
Name:
Title:
STAVIG EQUITY HOLDINGS, LLC, a Delaware limited
liability company
By:___________________________________
Name:
Title:
MYSTIC LOGISTICS INVESTMENTS, LLC, a Delaware
limited liability company
By:___________________________________
Name:
Title:
MSC EQUITY HOLDING II, INC., a Delaware corporation
By:___________________________________
Name:
Title:
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MSC CALIFORNIA HOLDINGS LP, a Delaware limited
partnership
By:___________________________________
Name:
Title:
MSC CALIFORNIA HOLDINGS GP LLC, a Delaware
limited liability company
By:___________________________________
Name:
Title:
HMS FUNDING I LLC, a Delaware limited liability company
By:___________________________________
Name:
Title:
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COMMITMENTS~~TIAA~~EVERBANK, ~~FSB~~N.A.,
as Administrative Agent and as a Lender
By:__________________________________
~~John Dale, Chief Credit Officer~~
Revolver
Commitment:
$60,000,000
Lending Office
~~TIAA~~Everbank, ~~FSB~~N.A.
10000 Midlantic Drive, Suite 400 East
Mt. Laurel, New Jersey 08054
Attention:  ~~John Dale, Chief Credit Officer~~Frank Martino,
Director
~~Telecopy number:  (201) 770-4762~~
Telephone number:  (856) ~~505-8163~~505-8198
And a copy to:
Stephen T. Whelan, Esq.
Blank Rome LLP
1271 Avenue of the Americas
New York, New York 10020
Telecopy number:  (917) 332-3801
Telephone number:  (212) 885-5191
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VERITEX COMMUNITY BANK,
as a Lender
By:__________________________________
Name:
Title:
Revolver
Commitment:
$20,000,000
Lending Office
Veritex Community Bank
4000 Greenbriar
Houston, Texas 77098
Attention:  Chad Bowser
Telecopy number:  (713) 349-4920
Telephone number:  (713) 275-8283
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CUSTOMERS BANK,
as a Lender
By:__________________________________
Name:
Title:
Revolver
Commitment:
$25,000,000
Lending Office
Customers Bank
99 Bridge Street
Phoenixville, Pennsylvania 19460
Attention:
Telecopy number:
Telephone number:
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TRUSTMARK NATIONAL BANK,
as a Lender
By:__________________________________
Name:
Title:
Revolver
Commitment:
$15,000,000
Lending Office
945 Bunker Hill Road, Suite 200
Houston, Texas 77024
Attention:  Jeff Deutsch
Telecopy number:  _____________
Telephone number:  (713) 827 3717
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HANCOCK WHITNEY BANK,
as a Lender
By:__________________________________
Name: Nate Ellis
Title:
Revolver
Commitment:
$10,000,000
Lending Office
4265 San Felipe Street
Suite 200
Houston, Texas 77027
Attention:  Wayne L. Mediamolle II
Telecopy number:  (713) 951-7172
Telephone number:  (713) 951-7107
Email:  lee.mediamolle@whitneybank.com
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CITY NATIONAL BANK,
as a Lender
By:__________________________________
Name:
Title:
Revolver
Commitment:
$25,000,000
Lending Office
[__\
Attention:  [__]
Telecopy number:  [__]
Telephone number:  [__]
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SCHEDULE B
REVOLVER COMMITMENT

Lender	Revolver Commitment
~~TIAA~~EverBank, ~~FSB~~N.A.	$60,000,000
Customers Bank	$35,000,000
Veritex Community Bank	$20,000,000
Trustmark National Bank	$19,000,000
Hancock Whitney Bank	$11,000,000
City National Bank	$20,000,000
TOTAL	$165,000,000
Other Schedules and Exhibits
[Intentionally Omitted]